As filed with the Securities and Exchange Commission on January 17, 2018

Securities Act of 1933 File No.  033-00488

Investment Company Act File No.  811-04416

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-effective Amendment No. 128	☒

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 129	☒

PNC FUNDS

(Exact Name of Registrant as Specified in Charter)

One East Pratt Street, 5th Floor

Baltimore, Maryland 21202

(Address of Principal Executive Offices)

1-800-622-3863

(Registrant’s Telephone Number)

John M. Loder, Esq.

Ropes & Gray LLP

Prudential Tower
800 Boylston Street

Boston, Massachusetts 02199-3600

(617) 951-7405

(Name and Address of Agent for Service)

Copies of Communications to:

Thomas R. Rus

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

(410) 237-5232

It is proposed that this filing will become effective (check applicable box):

☐ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☒ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note

This Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A for PNC Funds (the “Registrant”) is being filed under Rule 485(a) under the Securities Act of 1933, as amended, for the purpose of registering a new class of shares, Class R6 shares, for PNC International Equity Fund, PNC Multi-Factor Small Cap Core Fund, and PNC Multi-Factor Small Cap Growth Fund. Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

Subject To Completion Preliminary Prospectus Dated [   ]

PNC Funds Prospectus

[  ], 20[  ]

PNC Equity Funds

PNC International Equity Fund (Class R6: [   ])

PNC Multi-Factor Small Cap Core Fund (Class R6: [   ])

PNC Multi-Factor Small Cap Growth Fund (Class R6: [   ])

If you have any questions about any part of this prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

2

Investment Adviser

PNC CAPITAL ADVISORS, LLC

EQUITY FUNDS

PNC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class R6
Management Fees	[0.90]	%
Distribution (12b-1) Fees	None
Other Expenses	[ ]	%
Shareholder Servicing Fees	[ ]	%
Other	0.00%
Acquired Fund Fees and Expenses(1)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%
Fee Waiver and Expense Reimbursement(2)	[ ]	%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	[ ]	%

(1) “Acquired Fund” means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2) PNC Capital Advisors, LLC, the Fund’s investment adviser (the “Adviser”) has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed [ ]% for Class R6 Shares, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through [ ], 20[ ], at which time the Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived, or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R6 Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class R6 Shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% if the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a portfolio of equity securities that is tied economically to a number of countries throughout the world, typically three or more. The Fund has broad discretion to invest in issuers located or doing business throughout the world, including in both developed and emerging markets. The Fund does not expect to make additional investments in developing or emerging markets (the countries within the Americas, Europe, the Middle East, Africa, Asia and Australasia not represented in the MSCI World Index as developed markets) if it would cause the Fund to have a greater than 10% overweight to developing or emerging markets as compared to the exposure of the MSCI ACWI ex USA Index to such countries. More than 25% of the Fund’s assets may be invested in the equity securities of issuers located in the same country. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy. The Fund may invest in companies of any capitalization.

The Fund’s investments in equity securities may include, for example, common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange-traded funds (“ETFs”).

The Fund may use ETFs, closed-end funds and derivative instruments, to gain broad exposure to markets and/or a particular index. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts, forward currency contracts, and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. The Fund may also use futures to gain diversified exposure to a specific country or region. These instruments are not used for the purpose of introducing

2

leverage in the Fund, though they may have that result. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

PNC Capital Advisors, LLC (the “Adviser”) has delegated to Polaris Capital Management, LLC (“Polaris” or the “Sub-Adviser”) the responsibility for providing portfolio management services to a portion of the Fund’s assets. The Adviser has allocated the Fund’s assets among a growth strategy (“International Growth Component”) and a value strategy (“International Value Component”). The Adviser manages the International Growth Component. Polaris furnishes investment advisory services to the International Value Component. The Adviser monitors the performance of Polaris and, at any point, the Adviser could change the allocation of the Fund’s assets between itself and Polaris on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris or vice versa and that the difference between such proportions could change from time to time.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap-company stocks may be more volatile than those of larger companies.

Country Risk. Significant investment in a particular country will make the Fund’s performance more dependent upon the political, economic, and other circumstances relevant to that country than a mutual fund more widely diversified among issuers in different countries.

Currency Risk. To the extent that the Fund invests directly in foreign currencies or in securities that are denominated in, trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency. Currency exchange rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, intervention (or lack thereof) by governments, central banks, or supranational entities, such as the International Monetary Fund, or the imposition of currency controls or other political or economic developments. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. Currency risk may be especially high if the Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging or frontier market countries, which may give rise to market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes, or currencies and may include, but are not limited to, options, swaps, forward currency contracts, futures, and options on futures. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from those associated with investing directly in the reference asset. Derivatives can be volatile, illiquid, and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are “leveraged” and therefore magnify or otherwise increase investment losses to the Fund. A small investment in derivatives can have a significant impact on the Fund’s exposure to, among other things, securities’ market values, interest rates, or currency exchange rates. The Fund’s use of derivatives may also affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. In addition, there is also the risk that the Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund. Derivatives are also subject to operations risk, the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Emerging Markets Risk. Investing in issuers located in or tied economically to emerging markets is subject to the same risks as foreign market investments, generally to a greater extent. Emerging markets may have additional risks including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic

3

sanctions on a country, sector, or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest, and other income, and on the Fund’s ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and longer settlement; and difficulties in obtaining and/or enforcing legal judgments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value (“NAV”).

Issuer Risk. The value of the Fund’s investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Management and Operational Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In response to governmental actions or intervention, political, economic, or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or

4

declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Class R6 Shares of the Fund had not commenced operations as of this date of this prospectus. For this, reason, the performance information shown below is for another class of shares (Class I Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I Shares from year to year and by showing how the average annual returns of the Fund’s Class I Shares compare with those of a broad measure of market performance. The performance of Class R6 Shares will also differ due to differences in expenses. Prior to October 31, 2013, GE Asset Management Incorporated (“GEAM”) served as a sub-adviser to a portion of the Fund’s assets. Performance information shown for periods prior to October 31, 2013 reflects the performance of the portion of the Fund previously managed by GEAM. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance. Updated information on the Fund’s performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

[Calendar Year Total Returns to be included by amendment.]

Best Quarter	[ ]	%	[ ]
Worst Quarter	[ ]	%	[ ]

The Fund’s year-to-date total return for Class I Shares through [ ] was [ ]%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes
Returns After Taxes on Distributions(1)
Returns After Taxes on Distributions and Sale of Fund Shares(1)
MSCI ACWI ex USA Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)

(1)  After-tax returns are shown for Class I Shares only. After-tax returns for Class R6 Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

5

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund. Polaris serves as a sub-adviser to the Fund.

Portfolio Managers

Name	Years as Member of Fund’s Portfolio Management Team	Title
Adviser
Martin C. Schulz, J.D	19	Managing Director
Calvin Y. Zhang	9	Senior Analyst/Portfolio Manager

Polaris
Bernard R. Horn, Jr.	12	President and Chief Investment Officer
Sumanta Biswas, CFA	12	Assistant Portfolio Manager
Bin Xiao, CFA	5	Assistant Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire, or online on each day that the New York Stock Exchange (“NYSE”) is open. Shares cannot be purchased by wire transactions on days when banks are closed. Some of the share classes described in this section may not be available for purchase from a Fund. Please refer to the share classes shown in the section entitled “Fund Fees and Expenses” for a list of the share classes available for purchase from a Fund.

By Phone, Wire, or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Funds c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795.

By Internet: www.pncfunds.com.

[Minimum Initial Investments:

•  There is no minimum investment amount for Class R6 Shares, except as described in the section of the statutory prospectus entitled “Purchasing, Exchanging and Redeeming Fund Shares.”

Minimum Subsequent Investments:

•  For Class R6 Shares, there is no minimum subsequent investment amount;

•  For Class R6 Shares, specified plans may establish various minimum investment and account size requirements; ask your plan administrator for more information;

The initial and subsequent investment minimums may be reduced or waived in some cases.]

Tax Information

A Fund’s distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in a Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual

6

financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

7

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP CORE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class R6
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses(1)	[ ]	%
Shareholder Servicing Fees	0.00%
Other	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%
Fee Waiver and Expense Reimbursement(2)	[ ]	%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	[ ]	%

(1)  “Other Expenses” include indirect fees and expenses of Acquired Funds that do not exceed 0.01% of the average net assets of the Fund. “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.

(2)  PNC Capital Advisors, LLC, the Fund’s investment adviser (the “Adviser”) has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed [ ]% for Class R6 Shares, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through [ ], at which time the Adviser will determine whether to renew, revise, or discontinue it,

8

except that it may be terminated by the Board at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived, or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R6 Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class R6 Shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of small-cap companies. Stocks include, for example, common stocks, preferred stocks, and American Depositary Receipts. The Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Index as of December 31. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys stocks of those companies that possess both value and growth characteristics.

PNC Capital Advisors, LLC (the “Adviser”) assesses a company’s prospects by reviewing and analyzing investment candidates individually. The Fund may invest in initial public offerings (“IPOs”), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund’s objectives.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes at the time of purchase in stocks of small-cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions. Investment models, such as quantitative and algorithmic models, may prove to be unsuccessful and may not perform as expected for a variety of reasons. For example, human judgment plays a role in building, utilizing, testing, and modifying the financial algorithms and formulas used in these models. In addition, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. The success of models or factor-driven processes that are predictive in nature is dependent largely upon the accuracy, predictive value and reliability of the supplied data, including historical data. Certain low probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. Market performance can be affected by non-quantitative factors (for example, investor fear or over-reaction or other emotional considerations) that are not easily integrated into quantitative analysis. Investment models also involve the risk that construction and implementation (including, for example, data problems, and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have adversely impacted the Fund. Investment models may use simplifying assumptions that can limit their effectiveness.

9

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

Issuer Risk. The value of the Fund’s investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Management and Operational Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s net asset value (“NAV”) or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. Markets may, in response to governmental actions or intervention, political, economic, or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Portfolio Turnover Risk. It is anticipated that Equity Funds that use quantitative strategies will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Small Company Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to dispose of small-capitalization company stocks, which can reduce their values or the prices at which they may be sold to the Fund.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks.

10

Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

Class R6 Shares of the Fund had not commenced operations as of this date of this prospectus. For this, reason, the performance information shown below is for another class of shares (Class I Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I Shares from year to year and by showing how the average annual returns of the Fund’s Class I Shares compare with those of a broad measure of market performance. The performance of Class R6 Shares will also differ due to differences in expenses.  As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance. Updated information on the Fund’s performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

[Calendar Year Total Returns to be included by amendment.]

Best Quarter	[ ]	%	[ ]
Worst Quarter	[ ]	%	[ ]

The Fund’s year-to-date total return for Class I Shares, through [ ] was [ ]%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes
Returns After Taxes on Distributions(1)
Returns After Taxes on Distributions and Sale of Fund Shares(1)
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)

(1)  After-tax returns are shown for Class I Shares only. After-tax returns for Class R6 Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

11

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Member of Fund’s Portfolio Management Team	Title
Hitesh C. Patel, PhD	12	Managing Director
Paul Kleinaitis, CFA	12	Senior Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire, or online on each day that the New York Stock Exchange (“NYSE”) is open. Shares cannot be purchased by wire transactions on days when banks are closed. Some of the share classes described in this section may not be available for purchase from a Fund. Please refer to the share classes shown in the section entitled “Fund Fees and Expenses” for a list of the share classes available for purchase from a Fund.

By Phone, Wire, or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Funds c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795.

By Internet: www.pncfunds.com.

[Minimum Initial Investments:

•  There is no minimum investment amount for Class R6 Shares, except as described in the section of the statutory prospectus entitled “Purchasing, Exchanging and Redeeming Fund Shares.”

Minimum Subsequent Investments:

•  For Class R6 Shares, there is no minimum subsequent investment amount;

•  For Class R6 Shares, specified plans may establish various minimum investment and account size requirements; ask your plan administrator for more information;

The initial and subsequent investment minimums may be reduced or waived in some cases.]

Tax Information

A Fund’s distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in a Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

12

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class R6
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	[ ]	%
Shareholder Servicing Fees	0.00
Other	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%
Fee Waiver and Expense Reimbursement(1)	[ ]	%
Total Annual Fund Operating Expenses After Expense Reimbursement(6)	[ ]	%

(1)  PNC Capital Advisors, LLC the Fund’s investment adviser (the “Adviser”) has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed [ ]% for Class R6 Shares, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through [ ], at which time the Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the Adviser and (b) does not cause the Total

13

Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived, or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class R6 Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Class R6 Shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in stocks of small-cap companies. Stocks include, for example, common stocks, preferred stocks, and American Depositary Receipts. The Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Growth Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Growth Index as of December 31. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys stocks of those companies that it believes offer the best prospects for superior performance.

PNC Capital Advisors, LLC (the “Adviser”) assesses a company’s prospects for growth by reviewing and analyzing small-cap companies individually. The Fund may invest in initial public offerings (“IPOs”), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund’s objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions. Investment models, such as quantitative and algorithmic models, may prove to be unsuccessful and may not perform as expected for a variety of reasons. For example, human judgment plays a role in building, utilizing, testing, and modifying the financial algorithms and formulas used in these models. In addition, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. The success of models or factor-driven processes that are predictive in nature is dependent largely upon the accuracy, predictive value and reliability of the supplied data, including historical data. Certain low probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. Market performance can be affected by non-quantitative factors (for example, investor fear or over-reaction or other emotional considerations) that are not easily integrated into quantitative analysis. Investment models also involve the risk that construction and implementation (including, for example, data problems, and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have adversely impacted the Fund. Investment models may use simplifying assumptions that can limit their effectiveness.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments,

14

including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

Issuer Risk. The value of the Fund’s investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Management and Operational Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s net asset value (“NAV”) or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. Markets may, in response to governmental actions or intervention, political, economic, or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Portfolio Turnover Risk. It is anticipated that Equity Funds that use quantitative strategies will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Small Company Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to dispose of small-capitalization company stocks, which can reduce their values or the prices at which they may be sold to the Fund.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

15

PERFORMANCE INFORMATION

Class R6 Shares of the Fund had not commenced operations as of this date of this prospectus. For this, reason, the performance information shown below is for another class of shares (Class I Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I Shares from year to year and by showing how the average annual returns of the Fund’s Class I Shares compare with those of a broad measure of market performance. The performance of Class R6 Shares will also differ due to differences in expenses.  As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance. Updated information on the Fund’s performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

[Calendar Year Total Returns to be included by amendment.]

Best Quarter	[ ]	%	[ ]
Worst Quarter	[ ]	%	[ ]

The Fund’s year-to-date total return for Class I Shares through [ ] was [ ]%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes
Returns After Taxes on Distributions(1)
Returns After Taxes on Distributions and Sale of Fund Shares(1)
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)

(1)  After-tax returns are shown for Class I Shares only. After-tax returns for Class R6 Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

Name	Years as Member of Fund’s Portfolio Management Team	Title
Hitesh C. Patel, PhD	12	Managing Director
Paul Kleinaitis, CFA	12	Senior Portfolio Manager

16

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire, or online on each day that the New York Stock Exchange (“NYSE”) is open. Shares cannot be purchased by wire transactions on days when banks are closed. Some of the share classes described in this section may not be available for purchase from a Fund. Please refer to the share classes shown in the section entitled “Fund Fees and Expenses” for a list of the share classes available for purchase from a Fund.

By Phone, Wire, or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Funds c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  There is no minimum investment amount for Class R6 Shares, except as described in the section of the statutory prospectus entitled “Purchasing, Exchanging and Redeeming Fund Shares.”

Minimum Subsequent Investments:

•  For Class R6 Shares, there is no minimum subsequent investment amount;

•  For Class R6 Shares, specified plans may establish various minimum investment and account size requirements; ask your plan administrator for more information;

The initial and subsequent investment minimums may be reduced or waived in some cases.

Tax Information

A Fund’s distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in a Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

17

DETAILS ABOUT THE FUNDS

Understanding the Information Presented in this Prospectus

Performance. Performance results shown in this prospectus, including the Summary Prospectus, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses. Unless otherwise noted, the expense information shown is based on expenses incurred during a Fund’s most recently completed fiscal year, expressed as a percentage of the Fund’s average daily net assets over that period. Because a Fund’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect each Fund’s current asset size. A Fund’s annual operating expenses and its asset size will likely vary over time and may vary materially. In general, a Fund’s annual operating expenses will increase as the Fund’s assets decrease and decrease as the Fund’s assets increase.

Regulation. The Adviser is a wholly owned subsidiary of PNC Bank, National Association (“PNC Bank”). Certain regulatory requirements impose investment and other restrictions that apply to a bank, such as PNC Bank, and some of its affiliated persons when they manage the investments of others, including restrictions that limit the ability to invest in certain affiliates of the bank and other types of issuers. These restrictions, as well as PNC Bank and Adviser-adopted policies and procedures, may be applied to holdings of the PNC Funds and holdings of customers of certain related investment advisers and may restrict the Adviser’s ability to invest in or engage in transactions with certain issuers of equity securities, fixed income securities and other investments. These restrictions may limit a Fund portfolio manager’s ability to make certain investments the portfolio manager might otherwise select and may adversely affect a Fund’s performance.

More Information About Investment Objectives and Principal Investment Strategies

Each Fund has its own investment objective and strategies for reaching that objective as discussed in the Summary Sections of this prospectus. The investment objective of each Fund may be changed at any time without shareholder approval. The Adviser, with the assistance of Polaris in the case of PNC International Equity Fund, invests Fund assets in a way that it believes will help each Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The value of a Fund’s shares will fluctuate over time and your shares, when redeemed, may be worth less than when you purchased them. The Adviser’s and Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions, or company performance, and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Funds. For temporary defensive purposes, during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term, high-quality debt instruments and money market instruments. These instruments would not ordinarily be consistent with a Fund’s principal investment strategies, and may prevent a Fund from achieving its investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in certain limited, appropriate circumstances, such as during periods of unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets its 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with its 80% requirement.

In fulfilling the 80% investment requirement referred to above, a Fund may include in the computation the notional value of synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks, see the Statement of Additional Information.

PNC International Equity Fund

The Fund seeks to provide long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval.

18

The Fund primarily invests in a portfolio of equity securities that is tied economically to a number of countries throughout the world, typically three or more. The Fund has broad discretion to invest in issuers located or doing business throughout the world, including in both developed and emerging markets. The Fund does not expect to make additional investments in developing or emerging markets (the countries within the Americas, Europe, the Middle East, Africa, Asia and Australasia not represented by the MSCI World Index as developed markets) if it would cause the Fund to have a greater than 10% overweight to developing or emerging markets as compared to the exposure of the MSCI ACWI ex USA Index to such countries. More than 25% of the Fund’s assets may be invested in the equity securities of issuers located in the same country. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy. The Fund may invest in companies of any capitalization.

The Fund’s investments in equity securities may include, for example, common stocks, ADRs or other U.S. listings of foreign common stocks, and ETFs.

The Fund may use ETFs, closed-end funds, and derivative instruments to gain broad exposure to markets and/or a particular index. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures, and options on futures.

Although the Fund may invest in derivatives of any kind, it expects to use futures contracts, forward currency contracts, and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. The Fund may also use futures to gain diversified exposure to a specific country or region. These instruments are not used for the purpose of introducing leverage in the Fund, though they may have that result. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

The Adviser has delegated to Polaris the responsibility for providing portfolio management services to a portion of the Fund’s assets. The Adviser has allocated the Fund’s assets among a growth strategy (“International Growth Component”) and a value strategy (“International Value Component”). The Adviser manages the International Growth Component. Polaris furnishes investment advisory services to the International Value Component. The Adviser monitors the performance of Polaris and, at any point, the Adviser could change the allocation of the Fund’s assets between itself and Polaris on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris or vice versa and that the difference between such proportions could change from time to time.

The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary, and regulatory government policies are considered jointly and generally in making these judgments.

The MSCI ACWI ex USA Index is an unmanaged index capturing larger, mid- and small-cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 23 Emerging Markets countries. The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser’s disciplined, risk managed process combines top down country allocation with investments in high-quality, growth-oriented stocks available at what the Adviser considers to be attractive relative valuations. The Adviser’s proprietary quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. The Adviser seeks to control risk by seeking diversification across sectors and using both fundamental and statistical models to evaluate potential volatility.

Polaris’ pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with, what Polaris believes is, the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary “Global Cost of Equity” model, to select between 50 and 75 stocks for inclusion in the Fund’s portfolio.

PNC Multi-Factor Small Cap Core Fund

The Fund seeks to provide long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval.

The Fund primarily invests in stocks of small-cap companies. Stocks include, for example, common stocks, preferred stocks, and ADRs. The Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell

19

2000® Index as of December 31. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys stocks of those companies that possess both value and growth characteristics. In selecting securities, the Adviser integrates both growth and valuation considerations. The Adviser focuses on companies that appear to have potential for above-average earnings, sales and asset value growth. Additionally, the Adviser buys those securities it considers to be attractively valued relative to the securities of comparable companies. The Adviser assesses a company’s prospects by reviewing and analyzing investment candidates individually. The Fund may also invest in foreign stocks in keeping with the Fund’s objective. The Fund may invest in IPOs, the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes at the time of purchase in stocks of small-cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.

PNC Multi-Factor Small Cap Growth Fund

The Fund seeks to provide long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval.

The Fund primarily invests in stocks of small-cap companies. Stocks include, for example, common stocks, preferred stocks, and ADRs. The Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Growth Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Growth Index as of December 31. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys stocks of those companies that it believes offer the best prospects for superior performance. The Adviser assesses a company’s prospects for growth by reviewing and analyzing small-cap companies individually. The Fund may invest in IPOs, the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs. The Fund may also invest in foreign stocks in keeping with the Fund’s objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.

Additional Information Regarding the Funds’ Investment Policies

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investment policies of the Funds.

Securities Lending

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned. Should the borrower of the securities fail financially, a Fund may experience losses and/or delays in recovering the loaned securities or exercising its rights in the collateral. The Fund bears the risk of loss on any collateral it invests.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Liquid investments made by the Funds may become illiquid after their purchase by the Funds, potentially rapidly and unexpectedly. The Adviser’s determination that an investment should be treated as liquid for purposes of this policy provides no assurance that the investment will not become illiquid at a later time or that the investment will be sold at or near the price at which the Fund has valued the investment. Restricted securities are a type of security that may only be resold to certain eligible qualified buyers and may be considered illiquid. From time to time, a Fund may determine pursuant to procedures adopted by the Funds’ Board that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

20

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security (e.g., a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond, or note) for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash with limited market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights as to the security and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Foreign Securities

Each Fund may invest in foreign securities. Such securities may or may not be listed on foreign stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks. Investments in foreign securities involve certain inherent risks, such as risks specific to the country of issue, foreign currencies, the availability of information and differing regulatory regimes. For more information, please see “Foreign (Non-U.S.) Investment Risk” in the “More Information About Principal Risks” section of this prospectus.

Cash Management

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and PNC Advantage Funds, a separate registered investment company affiliated with PNC Funds (“Affiliated Money Market Funds”), and other investment companies. The Funds bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by an Affiliated Money Market Fund with respect to a Fund’s short-term cash reserves invested in an Affiliated Money Market Fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser’s obligation to waive its advisory fees in connection with such investments. This waiver does not apply to cash collateral from a Fund’s securities lending program invested in an Affiliated Money Market Fund, and the waiver may be terminated at any time without prior notice. Because the Adviser and/or its affiliates receive fees for providing services to PNC Funds and certain other funds in which the Funds may invest, the Funds’ investments in such funds benefit the Adviser and/or the Adviser’s affiliates.

Convertible Securities

Each Fund may invest in convertible securities, which have characteristics of both fixed income and equity securities.

Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security tends to move with the market value of underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions.

Industries and Sectors

A Fund’s investment strategy may involve, at times, investing a significant portion of its assets in one or more industries or sectors. To the extent that a Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund’s exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class. See “More Information About Principal Risks — Focused

21

Investment Risk” in this prospectus for a discussion of the risks associated with investing significantly in one or more industries or sectors.

Notes on Investment Limitations

Each Fund has adopted policies or restrictions that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply only at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit a Fund’s investment to a certain percentage of assets or in issuers of a certain credit quality. When an investment is rated by more than one NRSRO, the Adviser will utilize the highest rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest rating that applies to that investment.

22

MORE INFORMATION ABOUT PRINCIPAL RISKS

The Adviser and the Sub-Adviser evaluate the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund’s investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how well an investment manager does in performing and executing on its assessments, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend, among other things, on how widely the Fund diversifies its holdings.

This section provides additional information about the principal risks of investing in the Funds.

Foreign
	Active					Emerging	(Non- U.S.)
	Trading	Capitalization	Country	Currency	Derivatives	Markets	Investment
	Risk	Risk	Risk	Risk	Risk	Risk	Risk

International Equity Fund	•	•	•	•	•	•	•

Multi-Factor Small Cap Core Fund	•	•					•

Multi-Factor Small Cap Growth Fund	•	•					•

Management
	Growth	Investment			and		Portfolio	Small	Value
	Investing	Company	IPO	Issuer	Operational	Market	Turnover	Company	Investing
	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk

International Equity Fund	•	•		•	•	•			•

Multi-Factor Small Cap Core Fund	•		•	•	•	•	•	•	•

Multi-Factor Small Cap Growth Fund	•		•	•	•	•	•	•

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions. Investment models, such as quantitative and algorithmic models, may prove to be unsuccessful and may not perform as expected for a variety of reasons. For example, human judgment plays a role in building, utilizing, testing, and modifying the financial algorithms and formulas used in these models. In addition, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. The success of models or factor-driven processes that are predictive in nature is dependent largely upon the accuracy, predictive value and reliability of the supplied data, including historical data. Certain low probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. Market performance can be affected by non-quantitative factors (for example, investor fear or over-reaction or other emotional considerations) that are not easily integrated into quantitative analysis. Investment models also involve the risk that construction and implementation (including, for example, data problems, and/or software issues) may create errors or limitations that

23

might go undetected or are discovered only after the errors or limitations have adversely impacted the Fund. Investment models may use simplifying assumptions that can limit their effectiveness.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest-capitalization-company stocks, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap-company stocks may be more volatile than those of larger companies.

Country Risk. From time to time, the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging-market countries.

Currency Risk. To the extent that a Fund invests directly in foreign currencies or in securities that are denominated in, trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency.

Currency exchange rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, intervention (or lack thereof) by governments, central banks or supranational entities, such as the International Monetary Fund, or the imposition of currency controls or other political or economic developments. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. Currency risk may be especially high if a Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging or frontier market countries, which may give rise to market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Derivatives Risk. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures, and options on futures. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies. A small investment in derivatives could have a potentially large impact on a Fund’s performance. The use of derivatives involves risks different from those associated with investing directly in the reference asset. Derivatives can be volatile, illiquid, and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. Certain Funds may engage in a variety of transactions using “derivatives,” such as futures, options, forward currency contracts, warrants and swaps. The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Generally speaking, some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Fund, as even a small investment in derivatives can have a significant impact on the Fund’s exposure to, among other things, securities’ market values, interest rates, or currency exchange rates. A Fund’s use of derivatives may also affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the reference asset. Derivatives are also subject to operations risk, the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting

24

bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments. Writing credit default swaps effectively adds leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a Fund’s derivatives transactions and cause a Fund to lose value. For instance, in December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments, limit a Fund’s ability to employ certain strategies that use derivatives, and adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity, and ability to pursue its investment objective.

Emerging Markets Risk. Investing in issuers located in or tied economically to emerging markets is subject to the same risks as foreign market investments, generally to a greater extent. Emerging markets may have additional risks, including: greater fluctuations in market values and currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector, or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and longer settlement; and difficulties in obtaining and/or enforcing legal judgments.

Commodity-related investments and companies comprise a significant component of the economies of many emerging market countries. The prices of commodities can swing sharply in response to cyclical economic conditions, political, and regulatory events or the monetary policies of various countries, potentially causing the value of the Fund’s securities to be more volatile or to decline in value significantly. In addition, political, regulatory, economic, and other conditions in a limited number of commodity-producing countries, including emerging markets, and factors affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs may have a direct effect on the market value of commodities and the companies that engage in related businesses. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Commodity markets are subject to disruptions due to lack of liquidity, the participation of speculators, and government regulation and other factors.

Substantially all the natural resources or related companies in which a Fund may invest could be located in foreign countries, including emerging markets, and the related companies may be small-capitalization companies. A Fund could incur, directly or indirectly, storage costs for bullion and coins.

A Fund’s ability to invest directly or indirectly in natural resources, precious metals and other commodities, in financial instruments related to such assets, and in certain ETFs and other pooled investment vehicles investing in

25

such assets or in instruments related to such assets, may be significantly limited by the Fund’s intention to qualify for federal tax purposes as a “regulated investment company,” and may bear on the Fund’s ability to so qualify.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies, including foreign banks or foreign branches of U.S. banks, or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries, or may at times subject such foreign countries to sanctions from the U.S. government, other foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. In some foreign markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it may not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. In addition, financial institutions serving as custodians in foreign jurisdictions may be less financially stable and/or have less effective controls than financial institutions operating as custodians in the United States. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes in respect of foreign securities. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce the Fund’s yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•  The value of a Fund’s assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•  A Fund may incur substantial costs in connection with conversions between various currencies;

•  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts. Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository. Some depositary receipts are traded in the United States with prices quoted in U.S. dollars.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

Investment Company Risk. Certain Funds may invest in shares of other investment companies, including ETFs. To the extent a Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their NAV. The Adviser may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities or in investment companies sponsored or managed by others.

IPO Risk. An IPO is a company’s first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of

26

IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser’s IPO allocation decisions may be more or less advantageous to the Fund.

Issuer Risk. The value of the Funds’ investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Management and Operational Risk. The Funds are subject to management risk because they are actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. Moreover, the consequences of events with limited or no historical precedent may be especially difficult to predict or manage.

Certain operational issues may adversely affect the value of your investment in the Fund and your ability to receive redemption proceeds timely. Cyber-attacks, disruptions, or failures that affect a Fund’s service providers, a Fund’s counterparties, market participants, issuers of securities held by a Fund, or the systems or technology on which a Fund may rely, may adversely affect a Fund and its shareholders, including by causing losses for a Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of a Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade.

The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. A Fund’s investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. Each Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund’s investments. These events could also cause a Fund’s exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent a Fund from implementing its investment programs for a period of time and achieving its investment objective.

In response to governmental actions or intervention, economic or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Funds may

27

experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social, or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to reverse, withdraw, curtail, or taper such activities, could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Securities markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Securities may be difficult to value during such periods.

Any partial or complete dissolution of the European Monetary Union (the “EMU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Portfolio Turnover Risk. It is anticipated that the Equity Funds that use quantitative strategies will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Small Company Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to dispose of small-capitalization company stocks, which can reduce their values or the prices at which they may be sold to the Fund.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor

28

with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

Disclosure of Portfolio Holdings

Each Fund publishes on the Funds’ website (pncfunds.com) its complete portfolio holdings as of the end of each calendar quarter. In addition, each Fund publishes on the Funds’ website portfolio holdings information as of each calendar month-end. Portfolio holdings information is typically posted within 15 days after the end of each calendar quarter or month, as applicable. This information will be available on the Funds’ website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds’ policies and procedures with respect to the disclosure of portfolio securities, see the Funds’ Statement of Additional Information, which is available, free of charge, on the Funds’ website (http://pncfunds.com/resources/prospectus_reports/default.fs).

MANAGEMENT OF THE FUNDS

Investment Adviser and Sub-Adviser

PNC Capital Advisors, LLC (the “Adviser”) is the investment adviser to the Funds and is located at One East Pratt Street — 5th Floor, Baltimore, MD 21202. As of [ ], 20[ ], the Adviser had approximately $[ ] billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for managing the Funds or making investment recommendations to the team.

The table below shows the management fees (after all fee waivers and expense reimbursements) the Adviser received from each Fund for the fiscal year ended May 31, 2017 and each Fund’s contractual management fee:

Fund Name	Management Fees Paid as a Percentage of Average Net Assets for the Fiscal Year Ended May 31, 2017	Contractual Management Fee as a Percentage of Average Net Assets
Equity Funds
International Equity Fund	0.82%	[0.90	%](1)
Multi-Factor Small Cap Core Fund	0.62%	0.75%
Multi-Factor Small Cap Growth Fund	0.48%	0.75%

(1)  From its advisory fee, the Adviser pays a sub-advisory fee to Polaris based on the portion of assets of the Fund allocated to Polaris as follows:

Polaris

0.35% of the first $125 million of assets managed,

0.40% of assets managed between $125 million and $200 million and

0.50% of assets managed over $200 million.

29

Additional Information Regarding Board Approval of Investment Advisory Agreements

A discussion regarding the basis for the Board’s approval of the investment advisory agreements, and the sub-advisory agreement with Polaris for PNC International Equity Fund, is available in the Funds’ semi-annual reports to shareholders for the period ended May 31, 2017.

Manager of Managers Structure

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds’ Board, for overseeing the Funds’ sub-advisers, notifying them of their termination and recommending to the Board their hiring or replacement. Currently, only PNC International Equity Fund operates under a Manager of Managers structure. The Adviser may, in the future, recommend to the Board the establishment of the Manager of Managers Structure for any of the Funds.

Shareholders will be notified within 90 days of the hiring of a sub-adviser.

Sub-Adviser (International Equity Fund)

Polaris, an SEC-registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 121 High Street, Boston, MA 02110. As of June 30, 2017, Polaris managed over $8.9 billion in assets. Bernard R. Horn, Jr., Polaris’ founder, owns all of the voting interests of Polaris.

Portfolio Management Teams

References to the “Adviser” in the portfolio manager descriptions below include the Adviser, the predecessor firm or affiliates.

Name	Business experience
International Equity Fund
Martin C. Schulz, J.D. Managing Director Years with the Adviser: 19 Industry experience: 22 years Years managing Fund: 19

Mr. Schulz is the lead portfolio manager and is jointly and primarily responsible for the day-to-day management of the International Growth Component of the Fund. Mr. Schulz has been with the Adviser since 1998.

Calvin Y. Zhang Senior Analyst/Portfolio Manager Years with the Adviser: 9 Industry experience: 13 years Years managing Fund: 9

Mr. Zhang is jointly and primarily responsible for the day-to-day management of the International Growth Component of the Fund. Mr. Zhang has been with the Adviser since 2008. Prior to joining the Adviser, from 2004 to 2008, Mr. Zhang was an analyst and portfolio manager with Driehaus Capital Management where he covered China, Taiwan and Korea and helped manage their International Select Portfolio Fund.

Bernard R. Horn, Jr. President and Chief Investment Officer, Polaris Years with Polaris: 22 Industry experience: 36 years Years managing Fund: 12

Mr. Horn is the lead portfolio manager and is jointly and primarily responsible for the day-to-day management of the International Value Component of the Fund. Mr. Horn founded Polaris, sub-adviser of the Fund, in 1995.

Sumanta Biswas, CFA Assistant Portfolio Manager, Polaris Years with Polaris: 15 Industry experience: 21 years Years managing Fund: 12	Mr. Biswas is responsible for research and assisting in management of the International Value Component of the Fund. Mr. Biswas joined Polaris in 2002.
Bin Xiao, CFA Assistant Portfolio Manager, Polaris Years with Polaris: 11 Industry experience: 13 years Years managing Fund: 5	Mr. Xiao is responsible for research and assisting in management of the International Value Component of the Fund. Mr. Xiao joined Polaris in 2006.

30

Multi-Factor Small Cap Core Fund and Multi-Factor Small Cap Growth Fund

Hitesh C. Patel, PhD Managing Director Years with the Adviser: 12 Industry experience: 23 years Years managing Funds: 12

Mr. Patel is the lead portfolio manager of the Funds and has overall responsibility for quantitative research and portfolio management. Prior to joining the Adviser in April 2005, Mr. Patel served as Director of Quantitative Research at Harris Investment Management, Inc. (“HIM”). Mr. Patel had been with HIM since 1998.

Paul Kleinaitis, CFA Senior Portfolio Manager Years with the Adviser: 12 Industry experience: 30 years Years managing Funds: 12

Mr. Kleinaitis is jointly and primarily responsible for the day-to-day management of the Funds and is responsible for investment research for the Funds. Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for HIM. Mr. Kleinaitis had been with HIM since 1999.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds is described in the Statement of Additional Information.

Additional Information

The Board generally oversees the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds’ investment adviser, sub-advisers, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended third-party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Funds’ contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Funds that you should consider carefully in determining whether to purchase shares of a Fund. Neither this prospectus, the Funds’ Statement of Additional Information, nor the Funds’ registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

PURCHASING, EXCHANGING, AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange, and redeem Class R6 Shares of the Funds. Generally, the Funds do not accept purchase orders from foreign investors; however, the Funds reserve the ability to change this practice without prior notice. The Funds may accept or reject any purchase order. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Funds.

The Funds offer other share classes that have different fees and expenses, which are described in the prospectuses for the applicable share classes.

The following table summarizes certain fee, expense and eligibility features of Class R6 Shares.

[Summary Share Class Structure]

R6 Shares
Maximum Front-end Sales Charge (Load)	None
Maximum Dealer Reallowance	N/A
Contingent Deferred Sales Charge (“CDSC”) Time Frame	None

31

CDSC Charge	None
12b-1 fees	None
Shareholder Servicing Fees	None
Minimum Initial Investment	None
Minimum Subsequent Investment	None

Class R6 Shares have no sales charge and no minimum initial investment.

Class R6 shares are available for purchase by Class R6 Eligible Plans, including:

•              Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans);

•              403(b) plans and tax-sheltered annuity plans;

•              457 plans, including 457(a) governmental entity plans and tax-exempt plans;

•              Nonqualified deferred compensation plans, including rabbi trusts and similar arrangements;

•              Health savings accounts (HSAs); and

•              Funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) plans, and Other Post-Employment (OPEB) plans).

Class R6 shares are also available for purchase by Class R6 Eligible Investors, including:

•              Endowment funds and foundations;

•              Any state, county or city, or its instrumentality, department, authority or agency;

•              Insurance companies, trust companies and banks or bank trust departments;

•              Investment companies and other pooled investment vehicles, both affiliated and not affiliated with the adviser;

•              Investors who purchase shares through asset-based fee programs of certain financial intermediaries that have entered into an agreement with the Fund’s distributor to offer Class R6 shares through such programs; and Fund trustees and other individuals who are affiliated with the Fund and other PNC Funds.

Class R6 Shares are generally only available to Class R6 Eligible Plans and Class R6 Eligible Investors who hold shares through a plan level or omnibus account and who do not require (or whose intermediaries do not require) payment from the Fund for providing administrative, recordkeeping or similar services in respect of plan investors or other beneficial shareholders.   Class R6 shares are not available to traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or 529 college savings plans, or to other retail or institutional investors unless the plans or accounts otherwise qualify as Class R6 Eligible Plans or Class R6 Eligible Investors.

For purposes of this prospectus, a “Business Day” means, with respect to a particular Fund, any day on which that Fund calculates its NAV.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries (including financial intermediaries that are affiliates of the Adviser) for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of Fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund’s asset size and, subject to approval by the Board, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund’s strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

32

[How to Purchase and Exchange Fund Shares

	New Account Set Up	Adding to an Existing Account
Online pncfunds.com

• Visit our site and click on “Open an Account” to submit an online application. Or log on to our on-line Forms Center to print an application and mail to the address below.

• Unless you arrange to pay by wire or Automated Clearing House (“ACH”), write your check, payable in U.S. dollars, to “PNC Funds (Fund name).” PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash, or cash equivalents (i.e., cashier’s check, bank draft, money order, or travelers’ check).

• You may place your purchase order on our website using your established banking instructions for payment. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Mail

• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.

• Make your check payable to “PNC Funds (Fund Name).” PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash, or cash equivalents (i.e., cashier’s check, bank draft, money order, or travelers’ check).

• Mail the completed and signed account application and your check to:

PNC Funds

c/o The Bank of New York Mellon

P.O. Box 9795

Providence, RI 02940-9795

Overnight delivery to:

PNC Funds
c/o The Bank of New York Mellon

4400 Computer Drive

Westborough, MA 01581-1722

• Provide purchase instructions with the fund name, share class, your account number and account registration information.

• Make your check payable to “PNC Funds (Fund Name).” PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier’s check, bank draft, money order or travelers’ check).

• Mail the instructions and the check to one of the two mailing addresses provided.

• The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services or receipt at the Funds post office box, or purchase orders or redemption requests do not constitute receipt by the Transfer Agent.

By Telephone with Wire Transfer

• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.

• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.

• Wiring instructions are as follows:

The Bank of New York Mellon

ABA # 011001234

Credit: 0000735906

The Bank of New York Mellon

Inc. as Agent for PNC Funds

Further Credit: Beneficiary Name

Beneficiary Fund/Account Number

•Complete and sign the account application and mail to:

PNC Funds

c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795

Overnight delivery to:

PNC Funds
c/o The Bank of New York Mellon
4400 Computer Drive
Westborough , MA 01581-1722

PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.

• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.

• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.

PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

By Exchange

• You may exchange your shares of a PNC Fund for the same class of shares of another PNC Fund.

• Call with your account name, number, and amount of exchange into an existing account (minimum amount for Class A, Class C, and Class T Shares is $1,000).

• Please see “General Information Regarding Purchases” for information

• If you previously selected the telephone exchange option for your account, call our Investor Services at 1-800-622-FUND (3863) to exchange your shares.

• To authorize exchanges to your account, please complete an Account Maintenance

33

regarding the deadlines for the submission of purchase and sale orders for the Funds. Not all of the PNC Funds have the same deadline for the submission of orders for processing. Accordingly, when you exchange shares of one PNC Fund for shares of another PNC Fund, your account may be un-invested for the period of time between when the sale portion of your request exchange has been effected and when the purchase portion of your exchange has been effected.

Form or call Investor Services.]

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds’ transfer agent on time.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge you fees or commissions in connection with that purchase that are not otherwise disclosed in this prospectus.

•  In order for you to receive a Fund’s NAV determined on a Business Day when you purchase, redeem or exchange through an authorized financial intermediary, your authorized financial intermediary must receive your purchase, redemption or exchange request in good order before the time as of which the Funds calculate their NAVs (normally, 4:00 p.m., Eastern time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. However, the Funds may enter into contractual arrangements with certain brokers and financial intermediaries or their authorized designees (“authorized intermediaries”) to treat purchase and redemption orders as received by a Fund as of the time they are received by the financial intermediary. In general, the Funds will be deemed to have received such purchase or redemption orders as of the time they are received in good order as determined by the financial intermediary and in accordance with this prospectus. The time as of which shares are priced and the time until which purchase, exchange and redemption orders are accepted for processing at the NAV calculated that day may be changed by a Fund in its discretion (without notice) as permitted by applicable law or the SEC.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

How We Calculate NAV

The price of Fund shares is based on the Fund’s NAV. The NAV for one Fund share is the value of that share’s portion of the assets of the Fund less liabilities and share class expenses.

The Funds value their portfolio securities for purposes of calculating their NAVs using procedures approved by the Funds’ Board. Those procedures allow for a variety of methodologies to be used to value a Fund’s securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time a Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies a Fund may use to value a security and they may not represent the means by which a Fund’s investments are valued on any particular business day.

In calculating NAV, a Fund generally values its investment portfolio at market price. Equity securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are normally valued at the last quoted sales price on the exchange or market on which they principally trade. Values for fixed income securities may be determined on the basis of evaluations provided by an independent pricing service. These securities are typically valued at quoted bid prices (as obtained by the pricing service from dealers in such securities) when readily available and representative of the bid side of the market. Debt securities that are valued using pricing service evaluations or fair values determined by the Adviser’s Pricing Committee may be valued based on information such as the yields or prices of bonds of comparable quality, coupon, maturity and type; quoted bid prices or indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The independent pricing service may also employ electronic data processing techniques and matrix systems to determine the values of the Funds’ fixed income securities. The Funds may hold

34

investment positions in sizes smaller than institutionally sized round lot positions (sometimes referred to as ‘odd lots’). Pricing services generally provide evaluations on the basis of institutionally-sized round lots. The Funds do not generally apply (and have not historically applied) discounts to pricing service evaluations of securities when they hold and value odd lot positions. If a Fund sells a position in an odd-lot transaction, the sale price may be less than the value at which the position has been held by the Fund.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued at the last sale price on the exchange on which they are principally traded or, if there is no recent sale, at the last current bid quotation and are translated from the local currency into U.S. dollars using the prevailing market rate at the close of markets on the day of valuation. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

Futures contracts are valued at daily quoted settlement prices. Forward currency contracts are valued based upon closing exchange rates from each respective foreign market.

Investments by any Fund in any mutual fund are valued at their respective NAVs, if available, as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time as of which the Fund calculates its NAV that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund may also use fair value pricing for domestic securities when a significant event (e.g., there is a “thin” market in the security or the security has not been traded for an extended period of time) impacts the value of such securities such that market quotations are not reliable or readily available. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Expenses common to all the Funds in PNC Funds may be allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

General Information Regarding Purchases

You may purchase shares of the Funds on each day that the NYSE is open.

PNC Funds may reject any purchase order, including if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the same Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order in good order. In order for you to receive a Fund’s next-calculated NAV determined on a Business Day when you purchase through an authorized financial intermediary, your authorized financial intermediary must receive your purchase request in good order before the time as of which the Funds calculate their NAVs (normally, 4:00 p.m., Eastern time) and the authorized financial intermediary must subsequently communicate the request properly and

35

timely to the Fund. The Funds normally calculate their NAVs each Business Day at 4:00 p.m. ET. On days when the NYSE has scheduled an early close for regular trading on the NYSE (e.g., due to a holiday), the Funds normally calculate their NAVs as of the time of that early close. Notwithstanding the preceding, the Funds may determine to calculate their NAVs as of the close of regular trading on the NYSE on any day when there is an unscheduled early close to regular trading on the NYSE. Good order means, among other things, that your request includes complete information. Each Fund’s NAV is not calculated on holidays when the NYSE is closed for trading.

Certain shareholders may also purchase shares of the investment portfolio of PNC Advantage Funds (together with PNC Funds, the “Fund Complex”), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. Please see the PNC Advantage Funds prospectus for more information.

General Information Regarding Short-Term Trading

The Board has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund’s market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. Funds that operate as money market funds generally do not seek to detect short-term trading, but reserve the right to do so when the Board deems appropriate.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple investors, are a common form of holding shares among retirement and college saving plans and financial intermediaries such as brokers, advisers, and third-party administrators. Omnibus accounts aggregate purchase or redemption and exchange requests on a daily basis and the identity of individual investors may not be known to the Fund. With respect to suspected market timing by investors who acquire shares through omnibus accounts, different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund’s portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds’ portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated (“time-zone arbitrage”). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one “round trip” transaction during a 60-day period. A round trip occurs when a shareholder purchases or exchanges-in shares and then subsequently sells or exchanges-out shares within a short period of time of the original purchase or exchange-in date. A Fund may restrict or refuse purchase and exchange orders into the Fund if a shareholder has made two or more round trips during a 60-day period.

PNC Funds reserves the right to notify shareholders who violate PNC Funds’ general trading limits as such violations may constitute market timing activities. If a shareholder continues such deemed market timing activities after being notified, the account may be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•  Reject a purchase or exchange order

•  Delay payment of immediate cash redemption proceeds for up to seven calendar days

•  Revoke a shareholder’s privilege to purchase Fund shares (including exchanges or “round trips”)

•  Limit the amount of any exchange

•  Close an account

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days’ written notice before any material change to the exchange privilege is made.

36

General Information Regarding Exchanges

You may exchange your shares of a Fund for the same class of shares of another Fund. You may exchange your shares on any Business Day. Please see “General Information Regarding Purchases” for information regarding the deadlines for the submission of purchase and sale orders for the Funds. Not all of the Funds have the same deadline for the submission of orders for processing. Accordingly, when you exchange shares of one Fund for shares of another Fund, your account may be un-invested for the period of time between when the sale portion of your request exchange has been effected and when the purchase portion of your exchange has been effected.

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

Sales Charges

There are no sales charges on the purchase of Class R6 Shares.

How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below. For information about the deadline to receive the next-calculated NAV and dividend accrual, if applicable, please see “General Information Regarding Purchases” in this prospectus.

Online pncfunds.com

The minimum amount for Internet redemptions is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information), if you hold Class A, Class C, or Class T Shares. To authorize these services, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption. Redemptions will be sent to the shareholder’s address or bank account on record.

By Mail

Provide redemption instructions with your name, fund name, share class, your account number and the amount you would like to sell in dollars or shares. These instructions must be signed by each owner of the account or authorized signatory.
Mail the instructions to:
PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795
Overnight delivery to:
PNC Funds
c/o The Bank of New York Mellon
4400 Computer Drive
Westborough, MA 01581-1722

Systematic Withdrawal Plan

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or via electronic transfer to your bank checking or savings account. Participation in this program can be arranged when completing an account application or an Account Maintenance Form, available on pncfunds.com, or by calling 1-800-622-FUND (3863).

Financial Intermediary

Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund’s.

37

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see “Signature Guarantee” above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order, less any applicable deferred sales charge. Good order, among other things, means that complete information is provided about your sale request. See “Contingent Deferred Sales Charges” in this prospectus for information concerning the application of contingent deferred sales charges.

Except as noted below, for redemption requests received in good order, we will typically pay out redemption proceeds on the next business day regardless of the method used to make such payment. We may, however, take up to seven days to make redemption payments. A Fund may make redemption payments to different shareholders at different times for redemption requests received on the same day. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

Redemption requests may be funded from various sources, including Fund portfolio holdings of cash or cash equivalents, sale of portfolio securities, and borrowings (including overdrafts from the custodian bank, under the Fund’s line of credit, and/or through a Fund’s Interfund Lending program, as applicable). Under normal conditions, we typically expect to pay redemption proceeds in cash. Each Fund, however, has the right to use assets other than cash for redemption payments and is more likely to use non-cash assets to meet redemption requests during times of deteriorating market conditions or market stress, in cases where PNC Funds believes there are redemption requests representing a very significant portion of the Fund’s outstanding shares or where a significant portion of the Fund’s portfolio is comprised of less-liquid securities. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. More information is contained in the section “Redemptions in Kind” below.

The Adviser expects to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques, including, without limitation, repurchase agreements.

In addition, if a Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time. In order to honor redemptions pending settlement of such investments, a Fund may employ a wide variety of means to meet short-term liquidity needs, including, without limitation drawing on its cash and other short-term positions or selling other investment positions with shorter settlement cycles, the sale of any or all of which may adversely affect the Fund’s performance.

If you recently purchased your shares by check or through ACH, redemption proceeds or dividend accruals, if applicable, may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 30 days after the change without a Medallion Signature Guarantee signature guarantee.

Redemptions in Kind

Redemption proceeds may be paid all or in part in securities (redemptions in kind) rather than cash at the Fund’s discretion. If your shares are redeemed in kind, you will have to pay transaction costs to sell any securities

38

distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

Involuntary Redemption of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares. The Funds reserve the right to redeem a shareholder’s investment in a Fund without notice and send the proceeds to the shareholder’s last address or account on record or the shareholder’s financial intermediary. The Fund may do so if the shareholder’s account no longer satisfies eligibility or minimum investment requirements established by the Fund or for other reasons the Fund determines are appropriate.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund’s suspension or postponement of redemptions;

(d)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets; or

(e)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging, and redeeming Fund shares over the telephone or via the internet is extremely convenient, but not without risk. Although the Funds’ transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds’ transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

Cost Basis Reporting

When you redeem or exchange Fund shares that are held in a taxable account, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service on an Internal Revenue Service Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash-sale” rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem or exchange those shares. Such reporting generally is not required for shares held in a Qualified Plan or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis

39

reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please see the Funds’ website at: pncfunds.com or contact the Funds at 1-800-622-FUND (3863) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by the Fund and may not be reported to you by your financial intermediary.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Dividends from net investment income are declared and paid as follows:

Fund Name
International Equity Fund	Annually
Multi-Factor Small Cap Core Fund	Annually
Multi-Factor Small Cap Growth Fund	Annually

Each Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the corresponding distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution.

Your election will be effective as soon as your written notice is processed.

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Funds under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are U.S. citizens or residents.

You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you.

[Tax-Advantaged Accounts as Shareholders

Class R6 Shares of the Funds are offered primarily to Qualified Plans, which are tax-advantaged accounts for U.S. federal income tax purposes. Qualified Plans generally are not subject to U.S. federal income tax on distributions from a Fund or on redemptions of shares of a Fund. Special tax rules apply to investments through Qualified Plans. Plan participants whose Qualified Plan invests in a Fund generally are not subject to U.S. federal income tax on distributions from the Fund that are received by the Qualified Plan or on redemptions of the Fund’s shares by the Qualified Plan. Distributions from a Qualified Plan to plan participants generally are taxable to those participants as ordinary income, with certain exceptions (for example, distributions from a Roth 401(k) plan generally are not taxable to participants in such a plan).

Whether you are investing through a Qualified Plan or through another type of tax-advantaged plan or account, you should consult with your own tax advisor and your plan administrator or other designated financial intermediary to determine the suitability of a Fund as an investment through such plan or account and the specific U.S. federal income, as well as any possible state, local, foreign or other, tax consequences to you of investing in a Fund through your plan or account.]

Fund Distributions – Taxable Shareholders

Each Fund intends to distribute each year all or substantially all of its net investment income and capital gains, including its net capital gain (the excess of long-term capital gain over short-term capital loss, in each case

40

determined with reference to any loss carryforwards). You will be subject to federal income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares. Although dividends are generally treated as taxable to you in the year they are paid, dividends declared and payable to shareholders of record in October, November or December but paid in the following January are taxable as if they were paid on December 31 of the year in which they were declared.

Distributions of investment income (other than exempt-interest dividends, if any, described below) and gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will generally be taxable to you at ordinary income rates, as discussed further below. Distributions of net capital gains (that is, the excess of net capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will generally be taxable to you as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. You will be notified annually of the tax status of distributions paid to you.

Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will generally be taxable to you at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund’s investment activities, such as investments in debt securities, securities lending activities, if any, high portfolio turnover, or investments in “non-qualified” foreign corporations will result in a lesser amount of the Fund’s distributions qualifying for this favorable tax treatment than if the Fund had not conducted such activities. Also, if a Fund receives dividends from a regulated investment company in which the Fund invests (an “Underlying RIC”), and the Underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC. See the Statement of Additional Information for a description of the requirements necessary for this favorable tax treatment to apply.

A portion of the Funds’ dividends paid to corporate shareholders may be eligible for the dividends-received deduction, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund’s investment activities, such as investments in debt securities, securities lending activities, if any, high portfolio turnover rate, or investments in foreign corporations will result in a smaller portion of the Fund’s distributions qualifying for the dividends-received deduction than if the Fund had not conducted such activities. Also, if a Fund receives dividends from an “Underlying RIC”, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC. PNC International Equity Fund expects that no substantial portion of its distributions will be eligible for the dividends-received deduction.

A Fund may be eligible to report a portion of its distributions as exempt-interest dividends, which are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but may be subject to state and local taxes and may result in liability for the federal alternative minimum tax. If, at the close of each quarter of a Fund’s taxable year, either (a) at least 50% of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code or (b) at least 50% of its total assets consists of interests in Underlying RICs, the Fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs, and of interest on any tax-exempt obligations in which it directly invests, if any.

A 3.8% Medicare contribution tax will be imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends (described below), and net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. However, you will be taxed on the entire taxable portion of the distribution received, even though, as an economic matter, all or a portion of the distribution constitutes a return of capital. This tax result is known as “buying into a dividend.”

41

Redemptions or Exchanges – Taxable Shareholders

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them and will recognize short-term capital gain or loss if you have held your Fund shares for twelve months or less at the time you dispose of them. As described under “Cost Basis Reporting” above, upon the sale, exchange, or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you sold, redeemed, or exchanged. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, all or a portion of any loss realized on a disposition of shares of a Fund will be disallowed under the “wash-sale” rules if other shares of the same Fund are purchased within 30 days before or after the disposition, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. Any loss realized upon a taxable disposition of shares of a Tax Exempt Bond Fund held by you for six months or less will be disallowed to the extent of any exempt-interest dividends (defined below) received by you with respect to such shares.

Investments in other Regulated Investment Companies

A Fund’s investments in shares of an Underlying RIC can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

Investments in Certain Debt Instruments and Derivatives

Certain of a Fund’s investments, including certain debt instruments, derivatives, options, futures, forwards, and swaps, could affect the amount, timing, and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments, including when not otherwise advantageous to do so, in order to make required distributions).

Investments in Foreign Securities and Foreign Taxes

A Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions. A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which can decrease the Fund’s yield on such securities. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least a minimum period specified by the applicable tax rules. The Funds, other than PNC International Equity Fund, do not expect to be eligible to make such an election. Alternatively, if at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in Underlying RICs, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by an Underlying RIC in which the Fund invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. In either case, even if the Fund qualifies to make such an election for any year, it may determine not to do so. See the Statement of Additional Information for additional information regarding such credits.

Investments in Commodities and Commodity-Related Instruments

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, “qualifying income”). Direct investment in commodities and certain commodity-related instruments generally do

42

not, under published Internal Revenue Service guidance, produce qualifying income. Each Fund obtaining exposure to the commodities markets intends to do so by investing directly in commodity-related instruments that the Fund believes give rise to qualifying income or otherwise in such a manner that it satisfies the 90% qualifying income requirement, or indirectly through its investment in a wholly owned subsidiary organized under the laws of a foreign jurisdiction that, in turn, would invest in commodity-related instruments. Under the tax diversification requirements described in the Statement of Additional Information, a Fund may not invest more than 25% of its total assets in such subsidiaries. Any such subsidiary will intend to operate in such a manner that the 90% qualifying income requirement is satisfied in respect of a Fund investing in such subsidiary. The tax treatment of investing in commodity-related instruments and in a subsidiary is currently under consideration and may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service, which legislation, Treasury Regulations, and/or guidance may have retroactive effect. See “Tax Status Risk” above for further discussion of potential tax risks of a Fund’s commodity and commodity-related investments.

It is expected that any such subsidiary generally will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation for U.S. federal tax purposes, and a Fund investing in such subsidiary will be required to include in its income annually amounts earned by the subsidiary during that year, regardless of whether such income is distributed by the subsidiary to the Fund. Gains from the sales of investments by the subsidiary will not be eligible for capital gain treatment, but instead will be treated as ordinary income when included in income by the Fund.

Backup Withholding

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or who fail to certify to the Fund that they are not subject to backup withholding. The backup withholding rate is 28%.

IRAs and Other Tax-Advantaged Accounts

IRAs, tax-qualified retirement plans and certain other tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from a Fund or on redemptions of shares of a Fund. Special tax rules apply to investments through such accounts. Investors in a Fund through such tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from the Fund that are received by the account or on redemptions of the Fund’s shares held in the account. Distributions from a tax-advantaged account generally are taxable to the recipient as ordinary income, with certain exceptions (for example, distributions from a Roth 401(k) plan generally are not taxable to participants in such a plan).

If you are investing through a tax-advantaged account, you should consult with your own tax advisor and your plan administrator or other designated financial intermediary to determine the suitability of a Fund as an investment through such account and the specific U.S. federal income, as well as any possible state, local, foreign or other, tax consequences to you of investing in the Fund through the account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in a Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

43

FINANCIAL HIGHLIGHTS

Because Class R6 shares of each Fund had not commenced operations as of the fiscal year ended May 31, 2017, such share class financial highlights are not presented; however, financial highlights for Class I shares are presented for each Fund. Annual returns would differ only to the extent that Class R6 shares and Class I shares have different expenses.

This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s or share class’ operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by [   ], Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, including any Notes to Financial Statements referenced in these financial highlights, is included in the annual reports dated May 31, 2017 and is incorporated by reference into the Statement of Additional Information. Information provided for the period ended November 30, 2017 is derived from each Fund’s unaudited financial statements which are included in the unaudited semi-annual shareholder report dated November 30, 2017 and is available upon request.

You can obtain the Funds’ annual reports, which contain more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

44

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

INTERNATIONAL EQUITY FUND

	Class I
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$18.58	$20.61	$20.45	$17.12		$12.99
Net Investment Income(1)	0.22	0.24	0.30	0.26		0.22
Realized and Unrealized Gain (Loss) on Investments	3.28	(1.90)	0.13	3.36		4.04
Total from Investment Operations	3.50	(1.66)	0.43	3.62		4.26
Contributions of Capital by Affiliate(1)	—	—	—	—	*,(2)	—
Dividends from Net Investment Income	(0.18)	(0.37)	(0.27)	(0.29)		(0.13)
Total Distributions	(0.18)	(0.37)	(0.27)	(0.29)		(0.13)
Net Asset Value, End of Year	$21.90	$18.58	$20.61	$20.45		$17.12
Total Return†	19.02%	(8.02)%	2.25%	21.26%		32.92%
Ratios/Supplemental Data
Net Assets End of Year (000)	$995,486	$769,692	$631,411	$591,650		$378,076
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	1.04%		1.21%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.31%	1.49%	1.33%		1.45%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.06%	1.06%	1.09%	1.18%		1.21%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.03%	1.23%	1.38%	1.19%		1.45%
Portfolio Turnover Rate	32%	19%	29%	31%		34%

*  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

(1)  Per share data calculated using average shares outstanding method.

(2)  During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

45

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MULTI-FACTOR SMALL CAP CORE FUND

	Class I
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$20.46	$21.20	$18.38	$15.39	$10.90
Net Investment Income (Loss)(1)	0.10	0.11	0.06	(0.01)	0.19
Realized and Unrealized Gain (Loss) on Investments	3.77	(0.79)	2.80	3.08	4.41
Total from Investment Operations	3.87	(0.68)	2.86	3.07	4.60
Dividends from Net Investment Income	(0.13)	(0.04)	(0.04)	(0.08)	(0.11)
Distributions from Net Realized Gains	—	(0.02)	—	—	—
Total Distributions	(0.13)	(0.06)	(0.04)	(0.08)	(0.11)
Net Asset Value, End of Year	$24.20	$20.46	$21.20	$18.38	$15.39
Total Return†	18.91%	(3.20)%	15.59%	19.93%	42.43%
Ratios/Supplemental Data
Net Assets End of Year (000)	$269,061	$112,055	$60,168	$32,973	$20,430
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.93%	0.95%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41%	0.56%	0.32%	(0.05)%	1.49%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.14%	1.19%	1.22%	1.36%	1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.12%	0.22%	0.03%	(0.46)%	0.97%
Portfolio Turnover Rate	82%	77%	92%	102%	76%

†  Total return excludes sales charge.

(1)  Per share data calculated using average shares outstanding method.

46

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

MULTI-FACTOR SMALL CAP GROWTH FUND

	Class I
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Year	$19.64	$20.91	$18.41	$15.67		$11.79
Net Investment Income (Loss)(1)	0.11	0.01	(0.04)	(0.02)		0.08
Realized and Unrealized Gain (Loss) on Investments	3.26	(0.75)	3.25	2.81		3.88
Total from Investment Operations	3.37	(0.74)	3.21	2.79		3.96
Contributions of Capital by Affiliate(1)	—	—	—	—	*(2)	—
Dividends from Net Investment Income	—	(0.03)	—	(0.05)		(0.08)
Distributions from Net Realized Gains	—	(0.50)	(0.71)	—		—
Total Distributions	—	(0.53)	(0.71)	(0.05)		(0.08)
Net Asset Value, End of Year	$23.01	$19.64	$20.91	$18.41		$15.67
Total Return†	17.16%	(3.63)%	17.83%	17.79%		33.76%
Ratios/Supplemental Data
Net Assets End of Year (000)	$94,220	$49,112	$17,115	$11,841		$8,891
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.93%	0.95%		0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.53%	0.06%	(0.20)%	(0.14)%		0.58%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.27%	1.45%	1.56%	1.76%		1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.11%	(0.54)%	(0.83)%	(0.95)%		(0.36)%
Portfolio Turnover Rate	94%	66%	82%	85%		60%

*  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

(1)  Per share data calculated using average shares outstanding method.

(2)  During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represents a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represents capital. The payment had no impact to the total return of the Fund.

47

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600

For more information about the Funds, please ask for:

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds’ website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports list each Fund’s holdings and contain information from the Funds’ managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds’ website (http://pncfunds.com/resources/prospectus_reports/default.fs).

To Obtain More Information:

By Internet:

pncfunds.com

By Telephone:

Call 800-622-FUND (3863)

By Mail:

PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

U.S. Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds’ Investment Company Act
registration number is 811-4416

PS-007-0917

Subject To Completion Preliminary Statement of Additional Information Dated [   ]

The information in this preliminary statement of additional information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

PNC FUNDS

Statement of Additional Information

[ ], 20[ ]

PNC EQUITY FUNDS

PNC International Equity Fund — CLASS R6 ([ ])

PNC Multi-Factor Small Cap Core Fund — CLASS R6 ([ ])

PNC Multi-Factor Small Cap Growth Fund — CLASS R6 ([ ])

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the prospectus for the above investment portfolios (each, a “Fund,” collectively, the “Funds”) of PNC Funds dated [ ], 20[ ], as may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus and PNC Funds’ annual reports to shareholders dated May 31, 2017 (the “2017 Annual Reports”) may be obtained without charge, upon request, by calling or writing PNC Funds at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, PA 19406.

FINANCIAL STATEMENTS

PNC Funds’ audited financial statements, including the notes thereto and the reports thereon of [ ], PNC Funds’ Independent Registered Public Accounting Firm, included in the 2017 Annual Reports for the period ended May 31, 2017 are incorporated by reference into this SAI. No other parts of the 2017 Annual Reports are incorporated by reference.

PNC Funds’ unaudited financial statements, including the notes thereto, included in the 2017 Semi-Annual Report for the period ended November 30, 2017 are incorporated by reference into this SAI.  No other parts of the 2017 Semi-Annual Report are incorporated by reference.

STATEMENT OF ADDITIONAL INFORMATION

This SAI should be read in conjunction with the Prospectus for the Funds. The information contained in this SAI expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus for such Fund.

PNC Funds (the “Trust”), is a Delaware statutory trust. The Trust is a series of funds authorized to issue separate classes or series of shares of beneficial interest (each herein referred to as a “Fund,” and collectively as the “Funds”). The Funds are registered as open-end management investment companies. Each Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION FOR THE FUNDS

Additional Information on Fund Management

The advisory agreement between the Trust and PNC Capital Advisors, LLC (the “Adviser”), with respect to all Funds included herein, became effective as of January 4, 2010 (the advisory agreement and all amendments thereto, the “Advisory Agreement”). Prior to September 29, 2009, Allegiant Asset Management Company (“Allegiant”) served as investment adviser of the Funds. On September 29, 2009, Allegiant merged with PNC Capital Advisors, Inc., its affiliate, to form the Adviser. The Adviser is an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). PNC acquired Allegiant through the merger of National City Corporation and PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund and investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Adviser.

Disclosure of Portfolio Holdings

In accordance with the Trust’s policies and procedures, The Bank of New York Mellon (“BNY Mellon”) is responsible for dissemination of information about the Funds’ portfolio securities. The Trust, its co-administrators (the Adviser and BNY Mellon, together the “Co-Administrators”) and the Adviser (together with the Co-Administrators, the “Service Providers”) may only disclose information concerning securities held in the Trust’s portfolios under the following circumstances:

(i)                                     Within fifteen business days following the end of each calendar month, BNY Mellon shall post all securities held by each of the Trust’s Equity Funds’ portfolios as of the most recent month-end, together with each security’s percentage of total net assets of the portfolio, on the Trust’s website (excluding PNC Multi-Factor Small Cap Core Fund and PNC Multi-Factor Small Cap Growth Fund (collectively, the “Small Cap Funds”));

(ii)                                  Within fifteen business days following the end of each calendar month, BNY Mellon shall post the securities held by each of the Small Cap Funds as of one month prior to the most recent month end, together with each security’s percentage of total net assets of the portfolios on the Trust’s website;

(iii)                               As required by the federal securities laws, including the 1940 Act, the Trust shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR, N-Q and N-MFP or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Other than as described above, each of the Trust’s Service Providers is generally required to keep the Funds’ non-public portfolio information confidential either pursuant to its agreement with the Trust or because of the nature of its relationship to the Trust. In the event that the Trust or a Service Provider discloses the Trust’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential in accordance with a confidentiality agreement and shall not trade on such information.

Neither the Trust, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust’s portfolio securities.

With respect to the monthly disclosure of portfolio holdings on the Trust’s website, as previously discussed, BNY Mellon is authorized to prepare and post to the Trust’s website its portfolio holdings and is also responsible for routine portfolio holdings disclosure to third-party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization. There are no restrictions on the disclosure of portfolio securities holdings information after it is filed on a non-confidential basis with the U.S. Securities and Exchange Commission (“SEC”) or one day after the information is provided on the Trust’s website.

BNY Mellon may disclose the Trust’s non-public portfolio securities holdings (holdings not yet filed with the SEC or provided on the Trust’s website) as part of the normal investment activities of the Trust to the following third-party service providers that, by explicit agreement or by virtue of their respective duties to the Trust, are required to maintain the confidentiality of the information disclosed: the investment adviser; sub-advisers; underwriter; co-administrators; independent auditor; proxy voting agent; fund accountants; pricing agents; custodian; securities lending agent; counsel to the Trust or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

BNY Mellon, as authorized by a duly authorized officer of the Trust or the Adviser’s President, may also disclose the Trust’s non-public securities holdings to certain third parties for legitimate business purposes including, but not limited to, disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to a rating or ranking organization; or disclosure of investment models that mirror a portfolio’s holdings to investment professionals in a one-on-one context if such model disclosure is subject to trade rotation with the applicable portfolio it mirrors. Such third parties must enter into a written agreement in a form acceptable to the Trust and its counsel in which the third party agrees to: (a) limit the use of the non-public portfolio securities holdings to the approved “legitimate business purpose;” (b) keep the non-public portfolio securities holdings confidential; and (c) provide that employees of the third party shall not trade based upon that information in accounts in which they have a beneficial interest.

In order to ensure that the disclosure of the Trust’s portfolio securities is in the best interests of the Trust’s shareholders and to address any potential or actual conflicts of interest with BNY Mellon, the Adviser, the Trust’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust’s portfolio securities for any non-routine but legitimate business purposes shall be approved by a duly authorized officer of the Trust or the Adviser’s President in advance of such disclosure. This requirement shall not apply to the disclosure of the Trust’s portfolio securities to the Trust’s existing service providers of auditing, custody, proxy voting, and other services to the Trust in connection with the provision of their services to the Trust, or as otherwise provided herein.

The Board shall receive periodic reports regarding disclosure of the Fund’s portfolio holdings in connection with these policies and procedures during the previous quarter and if so, such report shall describe to whom and under what circumstances such disclosures were made.

In its capacity as investment adviser to the Funds, the Adviser and its personnel will have access to detailed, real-time information regarding the Funds’ portfolio holdings. The Adviser also acts as investment adviser to PNC-sponsored Funds that may invest in other funds as a matter of their principal investment strategies or otherwise. Although the Adviser and some or all of its investment personnel will have knowledge of each Fund’s portfolio holdings, including information that may not be available to the public, the Adviser generally makes investment decisions regarding PNC-sponsored Funds’ investments based on long-term considerations using principles of asset allocation. Additionally, the Adviser’s personnel are subject to policies and procedures that are designed to prevent the misuse of material non-public information.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Trust. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and may not by itself represent a balanced investment program.

Prospective investors should consider the following risks. Because the following is a combined description of the risks associated with investing in the Funds, your Fund may not be subject to certain of the risks described below. Please see your Fund’s Prospectus and this SAI for more information on the principal risks and investment strategies associated with your Fund.

Active Trading Risk. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by a Fund’s shareholders. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions. Investment models, such as quantitative and algorithmic models, may prove to be unsuccessful and may not perform as expected for a variety of reasons. For example, human judgment plays a role in building, utilizing, testing, and modifying the financial algorithms and formulas used in these models. In addition, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. The success of models or factor-driven processes that are predictive in nature is dependent largely upon the accuracy, predictive value and reliability of the supplied data, including historical data. Certain low probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. Market performance can be affected by non-quantitative factors (for example, investor fear or over-reaction or other emotional considerations) that are not easily integrated into quantitative analysis. Investment models also involve the risk that construction and implementation (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have adversely impacted the Fund. Investment models may use simplifying assumptions that can limit their effectiveness.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest-capitalization company stocks, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap company stocks may be more volatile than those of larger companies.

Country Risk. From time to time, a Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Fund concentrates its investments in this manner, it assumes the risk that economic, political, social and other conditions relevant to those countries will have a significant impact on its investment performance. A Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging-market countries.

Currency Risk. To the extent that a Fund invests directly in foreign currencies or in securities that are denominated in, trade in, and pay revenues in, foreign currencies, or derivatives that provide exposure to foreign currencies, the Fund will be exposed to the risk that the currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the hedged currency.

Currency exchange rates in foreign countries may fluctuate significantly over short or long periods of time due to changes in interest rates, intervention (or lack thereof) by governments, central banks. or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political or economic developments. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. Currency risk may be especially high if a Fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging or frontier market countries, which may give rise to market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Derivatives Risk. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures, and options on futures. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies. A small investment in derivatives could have a potentially large impact on a Fund’s performance. The use of derivatives involves risks different from those associated with investing directly in the reference asset. Derivatives can be volatile, illiquid, and difficult to value and an imperfect correlation may exist between changes in the value of a derivative held by a Fund and the value of the reference asset. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. Certain Funds may engage in a variety of transactions using “derivatives,” such as futures, options, forward currency contracts, warrants, and swaps. The successful use of derivatives requires sophisticated management and to the extent that derivatives are used, a Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Generally speaking, some derivatives are “leveraged” and, therefore, may magnify or otherwise increase investment losses to a Fund. A small investment in derivatives can have a significant impact on a Fund’s exposure to, among other things, securities’ market values, interest rates, or currency exchange rates. A Fund’s use of derivatives may also affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders. If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the reference asset. Derivatives are also subject to operations risk, the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments. Writing credit default swaps effectively adds leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a Fund’s derivatives transactions and cause a Fund to lose value. Proposed regulatory changes by the SEC relating to a registered investment company’s use of derivatives could potentially limit or impact the Funds’ ability to invest in derivatives and adversely affect the value or performance of a Fund or its derivative instruments.

Emerging Markets Risk. Investing in issuers located in or tied economically to emerging markets are subject to the same risks as foreign market investments, generally to a greater extent. Emerging markets may have additional risks, including: greater fluctuations in market values and currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector, or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls, and limitations on repatriation of invested capital, dividends, interest, and other income, and on a Fund’s ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and longer settlement; and difficulties in obtaining and/or enforcing legal judgments.

European Economic Risk. The Economic and Monetary Union (“EMU”) of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. The June 2016 vote in the United Kingdom (“UK”) calling for the exit of the UK from EU membership (referred to as “Brexit”), may cause uncertainty and thus adversely impact the financial results and operations of various European companies and economies. The effects of Brexit will depend on agreements the UK makes negotiates to retain access to EU markets either during a transitional period or more permanently. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in volatility in global stock markets and currency exchange rate fluctuations. An economic recession in the UK, or in an EU member country, may have a significant adverse economic effect on the economies of the affected country and its trading partners, which may include some or all of the European countries in which the Fund invests.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies, including foreign banks or foreign branches of U.S. banks, or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries, or may at times subject such foreign countries to sanctions from the U.S. government, other foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. In some foreign markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it may not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. In addition, financial institutions serving as custodians in foreign jurisdictions may be less financially stable and/or have less effective controls than financial institutions operating as custodians in the United States Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes in respect of foreign securities. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a Fund’s yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•                  The value of a Fund’s assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•                  A Fund may incur substantial costs in connection with conversions between various currencies;

•                  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•                  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts. Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository. Some depositary receipts are traded in the United States with prices quoted in U.S. dollars.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements and investor perceptions than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it.  There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly or the market may not favor growth-oriented stocks.

Investment Company Risk. Certain of the Funds may invest in shares of other investment companies, including ETFs. To the extent that a Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their NAV. The Adviser may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities or in investment companies sponsored or managed by others.

IPO Risk. An IPO is a company’s first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, small numbers of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares.

The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser’s IPO allocation decisions may be more or less advantageous to the Fund.

Issuer Risk. The value of a Fund’s investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Management Risk. The Funds are subject to management risk because they are actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. Moreover, the consequences of events with limited or no historical precedent may be especially difficult to predict or manage.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles and the value of a Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. Each Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the United States and other countries. Terrorism in the United States and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (“LIBOR”)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the United States and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of EU countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011 and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Risk Considerations” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

In response to governmental actions or intervention, economic or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Funds may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest, and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in, or with assets in such countries. A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those governmental bodies, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Securities markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and reduced liquidity. During those periods, a Fund may experience high levels of shareholder redemptions and may have to sell securities at times when it would otherwise not do so and at unfavorable prices. Securities may be difficult to value during such periods.

Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Money Market Fund Risk. There can be no assurance that a money market fund operating as a “government money market fund” (a fund that invests almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government), such as the those funds advised by the Adviser that operate as a “government money market fund” (collectively, the Money Market Funds”), will maintain a $1.00 per share NAV or comply with Rule 2a-7 under the 1940 Act, the primary rule governing the operation of money market funds at all times. Factors that could adversely affect the value of a money market fund’s shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Money Market Funds, potentially jeopardizing the stability of their NAVs. Certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact the Money Market Funds in the future. A decline in interest rates can reduce a money market fund’s yield even if a Fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of any Money Market Fund. Government money market funds invest almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government. Government money market funds are expected to be able to continue to use the amortized cost method of valuation to seek to maintain a stable NAV of $1 per share and they are generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds. In addition, the Board has determined not to adopt any liquidity fees or redemption gates for the Funds at this time, although the Board retains the discretion to impose them at a later date without prior notice. There can be no assurance that the Money Market Funds will qualify as a government money market fund or maintain that status. Failure to maintain that status will subject those Funds to regulation as a nongovernment money market fund and may result in the imposition of temporary liquidity fees and gates.

As of the date of the Prospectus, the Adviser intends to manage the Money Market Funds so that each will qualify as a government money market fund. Failure to maintain a Fund’s status as a “government money market fund” (a fund that invests almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government) would require the Fund to cease using the amortized cost method to value its shares and to cause transactions in its shares to be effected using the Fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). That pricing mechanism is intended to cause the values of shares of affected funds, including, potentially, the Money Market Funds, to float (i.e., change) over time with the market values of the fund’s portfolio securities. In addition, the board of trustees of any money market fund may impose a liquidity fee of up to 2% of a shareholder’s redemption request (any such fee a “temporary liquidity fee”) and/or suspend redemptions for a period of up to ten days (any such suspension, a “gate”) whenever a fund’s weekly liquid assets comprise less than 30% of the fund’s total assets. Further, money market funds (other than retail money market funds and government money market funds) must impose a temporary liquidity fee of up to 2% of the value of the shares redeemed whenever less than 10% of its total assets are comprised of weekly liquid assets, unless the fund’s board of trustees determines that such a fee is not in the fund’s best interests. If a Fund failed to maintain its status as a government money market fund, it would be required to impose liquidity fees and/or temporary suspensions of redemptions (“temporary liquidity fees and gates”) whenever less than 10% of the Fund’s total assets are comprised of weekly liquid assets, unless the Fund’s board of trustees determines that such a fee is not in the Fund’s best interests. There can be no assurance that your investment in any Money Market Fund will not be adversely affected by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.Operational and Technology Risk. The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions.  These systems are subject to a number of different threats or risks that could adversely affect the Funds and their shareholders, despite the efforts of the Funds and their service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Funds, the Funds’ service providers, counterparties, or other market participants, or data within them (a “cyber-attack”).  Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.  Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct each Fund’s operations.

Cyber-attacks, disruptions, or failures that affect a Fund’s service providers, a Fund’s counterparties, market participants, issuers of securities held by a Fund or the systems or technology on which a Fund may rely may adversely affect a Fund and its shareholders, including by causing losses for a Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.  For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading).  In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of the Funds’ investments, which could have material adverse consequences for such issuers, and may cause the Funds’ investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Funds cannot directly control any cybersecurity plans and systems put in place by their service providers, each Fund’s counterparties, issuers in which the Funds invest, or securities markets and exchanges.

Portfolio Turnover Risk.  It is anticipated that Equity Funds that use quantitative strategies will experience high rates of portfolio turnover, which may result in payment by a Fund of above-average transaction costs. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Small Company Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. It may be difficult to obtain reliable information and financial data on such companies. In particular, these small companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. Small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to dispose of small-capitalization company stocks, which can reduce their values or the prices at which they may be sold by the Fund.

Tax Risk. A Fund’s ability to make direct and indirect investments in some of the asset classes described herein, including investments in commodities and commodity-related instruments, or in investment vehicles that provide exposure to commodities or commodity-related instruments, is limited by the Fund’s intention to qualify as a regulated investment company under the Code. If a Fund does not appropriately limit such investments, or if such investments (or the income earned on such investments) are re-characterized for U.S. federal tax purposes, the Fund’s status as a regulated investment company may be jeopardized. If a Fund were to fail to qualify as a regulated investment company in any taxable year and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. See “Additional Information Concerning Taxes” below.

Distributions of income and gains arising from the Fund’s use of derivatives will be subject to applicable federal, state and local income taxes. Interest on certain municipal securities that is exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any Fund distributions for federal, state, or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative income tax purposes.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

Additional Information About the Funds’ Investments

The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosures for the Funds in the Prospectus. A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

The list of securities and instruments described below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the applicable Prospectus, in the section “Investment Limitations and Restrictions” in this SAI or under applicable law, each Fund may engage in each of the strategies and invest in each of the securities and instruments listed below. The Adviser (or Sub-Adviser) may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security. Investments are not limited to the categories listed below, or the securities specifically enumerated under each category. A Fund is not required to engage in a particular transaction, or invest in any security or instrument, even if to do so might benefit the Fund. The Adviser (or Sub-Adviser) may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The Adviser or Sub-Adviser may invest in any security that falls under the specific category, including securities that are not listed below.

Ratings Criteria

Investment-grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by at least one of Moody’s (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB) or an equivalent rating by another NRSRO or, if unrated, which are determined by the Adviser (or Sub-Adviser) to be of comparable quality pursuant to guidelines approved by the Board. Debt securities rated in the lowest investment-grade debt category (Baa by Moody’s or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by S&P, Fitch, and Moody’s for securities which may be held by the Funds.

Real Estate Securities

The Equity Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, mortgage-related securities, including mortgage-backed securities and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs can generally be classified as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects as well as interest rate risk. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the favorable tax treatment available to REITs under the Code and to maintain the exemption from the 1940 Act. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which the Fund invests.

REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income timely distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be designated as a return of capital for federal income tax purposes. See “Additional Information Concerning Taxes” in this SAI.

Variable and Floating Rate Instruments

Each Fund may purchase variable and floating rate obligations. Variable rate securities provide for specific periodic adjustment in the interest rate; floating rate securities have interest rates that change when there is a change in a designated benchmark rate or the issuer’s credit quality. Certain variable and floating rate obligations that are direct lending arrangements between a Fund and the issuer may not trade in an active secondary market. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal (subject, in some cases, to conditions) and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies, or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser (or Sub-Adviser).

There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will monitor their financial status to meet payments on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, will be deemed to have a maturity equal to the period remaining until the obligation’s next interest rate adjustment.

Certain Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each of the Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

To the extent variable and floating rate investments are considered to be illiquid, a Fund’s investments in such instruments will be subject to limitations as described under “Illiquid Securities & Liquidity Risk” in this SAI.

Guaranteed Investment Contracts

Each Fund may make investments in Guaranteed Investment Contracts (“GICs”) issued by U.S. insurance companies. When investing in GICs, a Fund makes cash contributions to a deposit fund or an insurance company’s general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest payment which may be based on a variable, floating or fixed rate or a fixed spread over an index, such as the LIBOR. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company’s capacity to pay. Failure of the issuing company could result in a default on a GIC. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% of the Fund’s net assets.

The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Repurchase Agreements

Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund’s Adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.

The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Repurchase agreements involve repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. Securities subject to repurchase agreements will be held by the Trust’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

For purposes of Rule 2a-7, a repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, when subject to demand, the demand notice period in accordance with applicable regulations or the Trust’s procedures.

Reverse Repurchase Agreements

The Equity Funds may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a mutually agreed-upon date and price reflecting the interest rate effective for the term of the agreement. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high-grade-debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions, having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and, therefore, a form of leverage. Leverage may magnify any gains or losses for the Funds. A Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed one-third of the Fund’s assets.

InterFund Lending Program

The Funds and PNC Advantage Funds, another registered investment company for which the Adviser serves as investment adviser, (for purposes of this section, the “Funds”) have received an exemptive order from the SEC that permits the Funds to lend money and borrow money for temporary purposes directly to and from another Fund or a series of PNC Advantage Funds (each, an “InterFund Loan”) pursuant to a master interfund lending agreement (the “InterFund Lending Agreement”). A Fund may utilize an InterFund Loan in situations where the cash position of the Fund is insufficient to meet temporary cash requirements due to situations in which shareholder redemptions exceed cash available to meet redemption requests or when a sale of securities “fails” due to circumstances beyond the Fund’s control, such as a delay in the delivery of cash to the Fund’s custodian or improper delivery instructions by the broker effecting the transaction.

No Fund may borrow beyond the limits imposed by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above-mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its investment restrictions and limitations. A Fund may make an InterFund Loan when it has available cash reserves and when a borrowing fund requests an InterFund Loan in order to meet temporary cash requirements. An InterFund Loan will be made only if (i) the rate of the loan is more favorable to a lending Fund than the highest or best (after giving effect to factors such as the credit quality of the counterparty) current overnight repurchase agreement rate available to a lending Fund, and (ii) the rate of the loan is more favorable to a borrowing Fund than the lowest interest rate at which a short-term loan from a bank would be available to the Fund (as determined based on a formula approved the Board and calculated by the interfund lending program team consisting of employees of the Adviser).

If a Fund has outstanding borrowings from a bank, any InterFund Loan to the Fund will: (i) be at an interest rate equal to or lower than the interest rate of any outstanding bank loan; (ii) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (iii) have a maturity no longer than any outstanding bank loan (and in any event not over seven days); and (iv) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund, will automatically (without need for action or notice by the lending Fund), constitute an immediate event of default under the InterFund Lending Agreement, which both entitles the lending Fund to call the InterFund Loan immediately and exercise all rights with respect to any collateral and causes the call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through an InterFund Loan only if the relevant borrowing Fund’s outstanding borrowings from all sources immediately after the InterFund Loan total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s InterFund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an InterFund Loan would be greater than 10% of its total assets, the Fund may borrow through an InterFund Loan only on a secured basis.

Before any Fund that has outstanding InterFund Loans may, through additional borrowings, cause its outstanding borrowings from all sources to exceed 10% of its total assets, it must first secure each outstanding InterFund Loan to a Fund by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the InterFund Loan. If the total outstanding borrowings of a Fund with outstanding InterFund Loans exceed 10% of its total assets for any other reason (such as a decline in net asset value or because of shareholder redemptions), the Fund will within one business day thereafter either (i) repay all its outstanding InterFund Loans to other Funds, (ii) reduce its outstanding indebtedness to other Funds to 10% or less of its total assets, or (iii) secure each outstanding InterFund Loan to other Funds by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan until the Fund’s total outstanding borrowings cease to exceed 10% of its total assets, at which time the collateral called for by this condition 5 shall no longer be required. Until each InterFund Loan that is outstanding at any time that a Fund’s total outstanding borrowings exceed 10% of its total assets is repaid or the Fund’s total outstanding borrowings cease to exceed 10% of its total assets, the Fund will mark the value of the collateral to market each day and will pledge such additional collateral as is necessary to maintain the market value of the collateral that secures each outstanding InterFund Loan to Funds at least equal to 102% of the outstanding principal value of the InterFund Loans.

No Fund may lend to another Fund if the InterFund Loan would cause its aggregate outstanding InterFund Loans to exceed 15% of the lending Fund’s current net assets at the time of the InterFund Loan. A Fund’s InterFund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of InterFund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. A Fund’s borrowings, as measured on the day when the most recent loan was made, will not exceed the greater of 125% of the Fund’s total net cash redemptions for the preceding seven calendar days or 102% of a Fund’s sales fails for the preceding seven calendar days. Each InterFund Loan may be called on one business days’ notice by a lending Fund and may be repaid on any day by a borrowing Fund.

Lending of Portfolio Securities

The Equity Funds may lend securities to broker-dealers, banks, or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to at least 102% and 105% of the market value at all times of the domestic U.S.- and international-loaned securities, respectively. Such loans will not be made if, as a result, the aggregate value of all outstanding securities loans combined with any other deemed borrowings of a Fund exceed 50% of the value of its total assets. When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund’s total assets in calculating the percentage of the Fund’s total assets on loan. Collateral is valued daily by the Funds’ securities lending agent and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. Cash collateral the fund receives in respect of loaned securities may be invested in a PNC money market fund, PNC Advantage money market fund, or a non-affiliated money market fund. The Adviser would earn an advisory fee from the money market fund on any assets so invested, which would be in addition to any advisory fee the Adviser earns in respect of the loaned securities from the Fund engaged in the securities loan. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board.

A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

Illiquid Securities and Liquidity Risk

The Equity Funds will not invest more than 15% of their respective net assets in securities that are illiquid. For purposes of this SAI, an “illiquid security” is defined as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. Illiquid securities would generally include securities that are not otherwise readily marketable, repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the “1933 Act”).

In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities, and costs and could involve other liquidity and valuation difficulties.

Each Fund may purchase securities that are not registered under the 1933 Act but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Taxable Money Market Instruments

Each of the Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax (“Taxable Money Market Instruments”). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of an NRSRO; certificates of deposit; bankers’ acceptances; and repurchase agreements with respect to such obligations.

Foreign Securities and Currencies

The Equity Funds may invest in securities issued by foreign issuers either directly or indirectly through investments in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), or Global Depositary Receipts (“GDRs”). Such securities may or may not be listed on foreign or domestic stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks.

Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to  those applicable to domestic companies and foreign issuers, stock exchanges and securities brokers are not usually subject to the same degree of regulation as domestic issuers. In addition, foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent requirements than those that are applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the United States, and in most foreign markets, volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.

With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, the imposition of exchange controls, or diplomatic developments that could affect investment within those countries, or may at times subject such foreign countries to sanctions from the U.S. government, other foreign governments, and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in, or with assets in such foreign countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with developing economies or developing securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since PNC International Equity Fund will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) may affect the value in U.S. dollars of securities held by each Fund and the value of dividends and interest earned. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

The expense ratio of a Fund investing substantially in foreign securities can generally be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities and costs arising from delays in settlements of transactions involving foreign securities. In some foreign markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it may not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. In addition, financial institutions serving as custodians in foreign jurisdictions may be less financially stable and/or have less effective controls than financial institutions operating as custodians in the United States.

Interest and dividends payable on a Fund’s foreign portfolio securities and dispositions of such securities may be subject to foreign withholding or other taxes. To the extent such taxes are not offset by tax credits or deductions under U.S. federal income tax provisions, they may reduce the return to a Fund’s shareholders. See “Additional Information Concerning Taxes” in this SAI.

Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or authorized-investment vehicles, which may include other investment companies. The Funds may also invest in other investment companies that invest in foreign securities. Investing in such vehicles may involve layered fees or expenses and may be subject to limitations under the 1940 Act. As a shareholder, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

American, European and Global Depositary Receipts

The Equity Funds may invest in ADRs, EDRs, GDRs, and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange (referred to as sponsored ADRs) or may be traded in the over-the-counter markets (also known as unsponsored ADRs). ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets.

Investments in ADRs, EDRs, and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund’s limitation with respect to illiquid securities. The principal difference between sponsored and unsponsored ADR, EDR, and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs, and GDRs and the prices of unsponsored ADRs, EDRs, and GDRs may be more volatile.

Foreign Government Obligations

The Equity Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with, among other things, the Adviser’s (or Sub-Adviser’s) assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the U.S. government.

Exchange Rate-Related Securities

The Equity Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant loss.

Convertible Securities

The Equity Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted, or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The estimated price at which a convertible security would be valued by the market if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of a convertible security may fluctuate in inverse proportion to interest rates. The convertible security will also be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less market risk than the corporation’s common stock, but can vary within a range of rankings in an issuer’s capital structure. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security and can be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

In selecting convertible securities, the Adviser (or Sub-Adviser) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund’s portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser (or Sub-Adviser) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser (or Sub-Adviser) deems that retention of such security is warranted.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

Equity Securities

Unless prohibited by their principal investment strategies, each of the Funds may invest in equity securities. Common stock usually takes the form of shares of a corporation. The value of an issuer’s equity securities may decline because of factors directly relating to that issuer, such as management decisions or decreased demand for the company’s products or services. An equity security’s value may also decline due to factors impacting the company as well as companies in the same industry or in several different industries, such as increased production costs. The value of an issuer’s stock may also be impacted by financial market events that are not directly related to the issuer or its particular industry, such as fluctuations in interest rates or currency exchange rates. Further, an issuer’s stock typically pays dividends only after the company invests in its own business and fulfills payment obligations to bondholders, or other investors holding debt or preferred stock and holders of equity securities typically have the lowest level of priority in the event of the issuer’s bankruptcy. Therefore, actual or perceived changes in the issuer’s financial condition or prospects will typically affect the value of an issuer’s stock more than its bonds, other debt or preferred stock. Securities of smaller companies may be more vulnerable to adverse developments than those of larger companies. The value of equity securities that trade at a higher multiple of current earnings than other securities may be more sensitive to earnings changes than the values of other securities.

Debt Securities and Obligations

Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations (“CMOs”); state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies, or instrumentalities; asset-backed securities such as mortgage-backed securities, Certificates of Automobile Receivables (CARS) and Certificates of Amortizing Revolving Debts (CARDS); private placements; and income participation loans. Some of the securities in which a Fund invests may have warrants or options attached.

Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

As new fixed income products and securities are developed, the Adviser may invest the Funds’ assets in those opportunities as well.

Risks of Below-Investment-Grade Debt Securities

While any investment carries some risk, certain risks associated with below-investment-grade securities are different than those for investment-grade securities. The risk of loss through default is greater because below-investment-grade securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund’s NAV per share.

In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for below-investment-grade securities (resulting in a greater number of bond defaults) and the value of below-investment-grade securities held by a Fund. Changes in legislation, such as laws that have required federally insured savings and loan associations to remove investments in below-investment-grade securities from their funds, may also have a material adverse effect on the market for below-investment-grade securities.

The economy and interest rates may affect below-investment-grade securities differently than other securities. For example, the prices of below-investment-grade securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of below-investment-grade securities as well as the Fund’s NAV. In general, both the prices and yields of below-investment-grade securities will fluctuate.

The ratings of Moody’s, S&P and Fitch evaluate the safety of a below-investment-grade security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers of below-investment-grade securities purchased by a Fund. Because of this, a Fund’s performance may depend more on its own credit analysis than is the case for mutual funds investing in investment-grade securities.

Inflation-Indexed Bonds

Unless prohibited by its principal investment strategies, each Fund may invest in inflation-indexed bonds. Inflation-indexed bonds include fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. The U.S. Treasury and certain other issuers utilize a structure that accrues inflation or some other measure of inflation into the principal value of the bond; most other issuers pay out the Consumer Price Index (or other measure of inflation) accruals as part of a semi-annual coupon.

Inflation-indexed securities currently issued by the U.S. Treasury have maturities of five, ten or thirty years. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation declines, then the principal value of inflation-indexed bonds will be adjusted downward, causing the interest payable on these securities to be reduced, because the interest would be calculated on a smaller principal amount. For U.S. Treasury inflation-indexed bonds, repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If there is no guarantee of principal, then the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds typically changes in response to changes in real interest rates. Real interest rates are linked to the relationship between nominal interest rates and the rate of inflation. This means that if inflation were to rise at a faster rate than nominal interest rates, real interest rates might fall, leading to a rise in the value of inflation-indexed bonds. However, if nominal interest rates were to rise at a faster rate than inflation, real interest rates might rise, leading to a decline in value of inflation-indexed bonds.

Although inflation-indexed bonds are intended to provide some protection from long-term inflationary trends, short-term increases in inflation may adversely affect their values. If interest rates rise for reasons other than inflation (such as changes in currency exchange rates), a Fund investing in inflation-indexed bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is linked to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U measures changes in the cost of living and includes categories such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are usually adjusted to reflect a comparable inflation index, calculated by that government. There can be no guarantee that any inflation index, domestic or foreign, will correctly measure the real rate of inflation in the prices of goods and services. Moreover, there can be no guarantee that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Securities of Distressed Companies

Unless prohibited by its principal investment strategies, the Equity Fund may invest in securities of distressed companies. Securities of distressed companies, which may include both debt and equity securities, are viewed as predominantly speculative with respect to the issuer’s ability to fulfill principal and interest payment obligations or otherwise meet its obligations. Issuers of distressed-company securities may be undergoing restructurings or bankruptcy proceedings that may not be successful. Analyzing the creditworthiness of issuers of debt securities of distressed companies may be more complicated than for issuers of higher-quality-debt securities.

Debt securities of distressed companies may be more vulnerable to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The value of distressed-company securities are typically more sensitive to adverse economic downturns or individual corporate developments. Predictions of an economic downturn or of a period of rising interest rates might, for example, cause a decline in prices of debt securities of distressed companies because the advent of a recession could weaken the ability of a highly leveraged company to meet principal and interest payments on its debt securities. If an issuer of securities defaults, a Fund invested in such securities may incur additional expenses in seeking recovery of its investments.

The secondary market in which distressed-company securities trade may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could lower the price at which a Fund would be able to sell a distressed-company security and could adversely affect the daily NAV of the shares. Negative publicity and investor perceptions may cause the value and liquidity of distressed-company securities to decline, especially in a thinly traded market. Illiquidity in secondary markets may be more difficult to value accurately.

Short Sales

Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Each Fund may only sell securities short “against the box.” A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protect itself from a loss (on the securities held “in the box”) if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

When-Issued Securities

Each Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. A Fund receives no income from when-issued or delayed-delivery securities prior to delivery of such securities. One form of when-issued or delayed-delivery securities that a Fund may purchase is a “to be announced” (“TBA”) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a Government National Mortgage Association (“GNMA”) pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

When a Fund agrees to purchase when-issued securities, the custodian may segregate cash or liquid portfolio securities equal to the amount of the commitment. The Fund may set aside portfolio securities to satisfy a purchase commitment and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment, marked to market daily. It is likely that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and ability to manage its portfolio might be affected. As an alternative to segregating assets in the manner described above, a Fund may (and normally expects to) have its custodian designate assets on its records as being held in respect of its commitment to purchase securities on a “when-issued” basis.

Money Market Instruments

Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar-denominated bankers’ acceptances, certificates of deposit, and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation (“FDIC”). A Fund may also make interest-bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund’s total assets at the time of purchase.

Each Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) rated at the time of purchase the highest or second highest rating by an NRSRO or, if not rated, determined by the Adviser (or Sub-Adviser, if applicable) to be of comparable quality pursuant to guidelines approved by the Board. Investments may also include corporate notes. In addition, such Funds may invest in Canadian Commercial Paper which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. See “Foreign Securities and Currencies” above for additional risks relating to foreign investments.

Government Securities

Each Fund may invest in U.S. government agency obligations, examples of which include the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide ongoing or future financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See “Variable and Floating Rate Instruments.”  Payment of the principal of fixed income securities issued by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities.

Events surrounding the U.S. federal government debt ceiling and any resulting agreements could adversely affect a Fund’s ability to achieve its investment objective at any time and from time to time. A downgrade of U.S. sovereign debt ratings could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt and could negatively affect the value of the Funds’ shares. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Funds and the Funds themselves. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Funds’ portfolios. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies, or developments.

U.S. Treasury Obligations and Receipts

Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities). The Funds may also invest in Treasury Floating Rate Notes. Treasury Floating Rate Notes are new instruments authorized by amendments to the U.S. Treasury’s marketable securities auction rules. As with other floating rate securities, at certain intervals the interest payment on a Treasury Floating Rate Note will increase when the applicable index increases and will decrease when the applicable index decreases. Treasury Floating Rate Notes are a relatively new type of financial instrument. As such, there is no significant trading history of these securities and there can be no assurance that a liquid market in these securities will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. For additional information on floating rate securities, see the section “Variable and Floating Rate Instruments” above.

The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment

Growth Receipts (“TIGRs”), Liquid Yield Option Notes (“LYONs”), and Certificates of Accrual on Treasury Securities (“CATS”). TIGRs, LYONs, and CATS are interests in private proprietary accounts while TR’s are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

Securities denominated as TRs, TIGRs, LYONs, and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security and such accrual will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments. Because such investments will cause a Fund to accrue income without a corresponding receipt of cash, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements for qualification for treatment as a regulated investment company for U.S. federal income tax purposes, even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time.

Derivative Instruments

Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, indices, inflation rates, or other reference instruments or assets and include, but are not limited to, warrants, futures contracts, options, forward currency contracts, swaps, structured debt obligations (including CMOs, various floating rate instruments and other types of securities), and other exchange-traded and over-the-counter contracts. Each of the Funds may, to the extent not prohibited by their investment objectives and policies, purchase derivative instruments for hedging purposes; as a substitute for taking a position in an underlying asset; to offset changes in interest rates; to seek to replicate the composition and performance of a particular index; to gain exposure to a given currency; to reduce their investment or currency exposures; to adjust elements of their investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments; as part of their overall investment strategies; or for any other investment purpose. Generally speaking, some derivatives are “leveraged” and, therefore, may magnify or otherwise increase investment losses to a Fund, as even a small investment in derivatives can have a significant impact on a Fund’s exposure to, among other things, securities’ market values, interest rates, or currency exchange rates. This overview outlines various ways in which the Funds may use different types of exchange-traded and over-the-counter derivatives in implementing their investment programs. It is intended to supplement the information included in each Fund’s Prospectus, including the risks associated with derivatives described under “More Information About Principal Risks” in the Prospectus and “Risk Considerations” in this SAI. This overview, however, is not intended to be an exhaustive discussion of all the derivative instruments a Fund may use and all of the purposes for which they may be used. A Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this SAI or the Fund’s Prospectus.

A Fund may decide not to employ any of the strategies described below and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful. Each Fund may take advantage of instruments and any security or synthetic or derivative instruments which are not presently contemplated for use by the Fund or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Each Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument.

Like all investments, derivative instruments involve several risks which must be managed in order to meet investment objectives. The principal risks of investing in derivative instruments are discussed above under “Risk Considerations — Credit/Counterparty Risk,” “Risk Considerations — Derivatives Risk,” “Risk Considerations — Leverage Risk,” “Risk Considerations — Liquidity Risk,” “Risk Considerations — Management Risk,” “Risk Considerations — Market Risk,” and “Risk Considerations — Prepayment/Extension Risk.” A Fund’s use of derivatives could affect the amount, timing and/or character of distributions to shareholders. See “Additional Information Concerning Taxes” in this SAI. Some derivative instruments are more complex than others and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. To the extent a Fund invests in derivative instruments for non-hedging purposes (i.e., to seek to increase total return), such practice is considered to be speculative and presents an even greater risk of loss.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

With respect to cleared derivatives transactions, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions. Also, bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit and counterparty risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared) and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Funds and the clearing members is developed by the clearing members and may contain provisions less favorable to the Funds. For example, this documentation generally includes a one-way indemnity by the Funds in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Funds’ clearing member and the documentation typically does not give the Funds any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

The U.S. government and the EU have proposed mandatory minimum margin requirements for over-the-counter derivatives. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity or increasing transaction costs. The costs of derivatives transactions are expected to increase as clearing members raise their fees as to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, and when rules imposing mandatory minimum margin requirements on over-the-counter derivatives become effective. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result and in the meantime, as noted above, central clearing and related requirements will expose the Funds to new kinds of risks and costs.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, the SEC, the FDIC, other regulators and self-regulatory organizations, and exchanges are authorized under these statutes, regulations, and otherwise to take extraordinary actions in the event of market emergencies. The Funds and the Adviser have historically been eligible for exemptions from certain regulations. However, as described below, there is no assurance that the Funds and the Adviser will continue to be eligible for such exemptions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options, futures contracts and related swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, it is possible that the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of such Fund. The new law and the rules to be promulgated may negatively impact the Funds’ ability to meet their investment objectives either through limits or requirements imposed on the Funds or upon their counterparties. In particular, new position limits imposed on the Funds or their counterparties may impact the Funds’ ability to invest in futures, options and swaps in a manner that efficiently meets its investment objectives. New requirements, including capital and mandatory clearing, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

The Funds are operated by an entity that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA, or that is excluded pursuant to related no-action relief promulgated by the CFTC (together, the “exclusion”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures, options on futures, and certain swaps transactions. In the event that a Fund’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Adviser currently intends to operate each Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Fund under certain market conditions and may adversely affect such Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return. In addition, certain aspects of the exclusion are currently subject to change and the resulting effect on the Funds is uncertain at this time.

Warrants

The Equity Funds may invest in warrants. Warrants entitle the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price (the “strike price”) during a specified period of time. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish. The prices of warrants do not necessarily correlate with the prices of the underlying securities and a warrant may offer greater potential for capital appreciation as well as capital loss, as compared with the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date. Also, the purchase of warrants involves the risk that the strike price plus the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Foreign Equity Certificates

PNC International Equity Fund may invest in foreign equity certificates (“certificates”), which are sometimes also called equity-linked certificates or participation notes and may be issued in various forms such as low exercise price warrants. When doing so, the Fund purchases the certificates from an issuer, who in turn typically holds shares of the underlying stock (“equity security”) in the local market and issues a call note for the underlying equity security. If the Fund exercises its call and closes its position, the shares are sold and the note is redeemed with the proceeds. Each note represents one share of the underlying equity security; therefore, the price, performance and liquidity of the note are all directly linked to the underlying equity security. The notes can be redeemed for the full value of the underlying equity security, less transactional and other costs. Such certificates are typically utilized as a cost-effective means of direct investment into certain markets. In addition to the market risk related to the underlying equity security, the Fund bears additional counterparty risk to the issuer or guarantor of the unsecured notes.

Foreign Currency Transactions

The Equity Funds are authorized to enter into forward currency contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Adviser (or Sub-Adviser) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is executed and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars. It may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Liquid assets, such as cash, U.S. government securities, or other liquid, high-grade debt obligations equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated or ‘earmarked’ with the Trust’s custodian except to the extent the contracts are otherwise “covered.” For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.

Options

The Funds may sell or “write” covered call options, buy put options, buy call options, and write secured put options on a national securities exchange and issued by the Options Clearing Corporation. Such transactions may be effected by each Fund on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund’s net assets. Such options may relate to particular securities, stock or bond indices, financial instruments, or foreign currencies. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements. Net option premiums received will be included as initial margin deposits.

A call option for a particular security gives the purchaser of the option the right to buy and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to seek to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series) and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In order to close out put or call option positions, a Fund will be required to enter into a “closing purchase transaction” — the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise. If an option is allowed to expire, a Fund will lose the entire premium it paid.

In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the United States.

Each Fund may employ access vehicles such as low-exercise price options (which may be known as certificates or notes) in order to gain an exposure to a particular security or markets. Low-exercise price options held by a Fund may be cash settled, listed on an exchange and shall be exercisable at any time over the life of the option. In addition, the underlying investment of a low exercise price option shall be one in which a Fund could invest directly in accordance with its investment objective and policy.

The aggregate value of the securities subject to options written by any Fund will not exceed 33-1/3% of the value of its net assets.

Risk Factors in Options Transactions

The market price of options written by a Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option since the holder may only exercise the option on its expiration date.)

The Funds’ ability to use options as part of their investment programs depends on the liquidity of those instruments. In addition, a liquid market may not exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets.

Futures and Related Options

The Equity Funds may invest in futures contracts on, among other things, stocks, stock indexes, financial instruments (such as a U.S. government security or other fixed income security), interest rates, currencies, or inflation indexes and in options on futures contracts. A futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a financial instrument or money at a specified time and price. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). The specific securities delivered or taken, respectively, at settlement date, are in some cases not determined until at or near that date and are typically determined in accordance with the rules of the exchange. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale (or purchase) is effectuated by the Fund’s entering into a futures contract purchase (or sale) for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale (or purchase) exceeds the price of the offsetting purchase (or sale), the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase (or sale) price exceeds the sale (or purchase) price, the Fund pays the difference and realizes a loss.

The Equity Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The Equity Funds may use equity index futures to maintain market exposure for short-term liquidity within a respective Fund. PNC International Equity Fund may use futures to gain cost efficient diversified exposure to a specific country or region. PNC International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

Call and Put Options on Futures Contracts

The Funds may purchase and sell call and put options on futures contracts traded on an exchange, board of trade, or other trading facility. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period (in the case of an American-style option) or on the expiration date (in the case of European-style option). When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract.

In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase. Similarly, if the value of a Fund’s securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Risk Factors Associated with Futures and Related Options

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund.

Where derivatives are used for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, a Fund will experience either a loss or gain on the futures that will not be completely offset by movements in the price of the instruments that are the subject of the hedge. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser (or Sub-Adviser). Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser (or Sub-Adviser). Such “over hedging” or “under hedging” may adversely affect a Fund’s net investment results if market movements are not as anticipated by the Adviser (or Sub-Adviser) when the hedge is established. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund’s portfolio varies from the composition of the index.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the prices of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the prices of futures, a correct forecast of general market trends or interest rate movements by the Adviser (or Sub-Adviser) may still not result in a successful hedging transaction over a short time frame.

Successful use of futures by the Funds also is subject to the Adviser’s (or Sub-Adviser’s) ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, a Fund will incur transaction costs in connection with its futures and options transactions and these transactions could significantly increase a Fund’s turnover rate.

Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See “Illiquid Securities” in this SAI.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments. Futures contracts prices could reach the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible to close, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. Losses on the futures contract may offset or exceed appreciation of the security or securities being hedged.

Risks associated with the use of futures contracts and options include:

1.     the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

2.     possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a position when desired;

3.     losses, which are potentially unlimited, greater than the amount of the principal invested as initial margin due to unanticipated market movements; and

4.     the Adviser’s (or Sub-Adviser’s) potential inability to predict correctly the direction of securities prices, interest rates and other economic factors.

Positions in futures may be closed out only on a board of trade or other trading facility which provides a secondary market for such futures. There is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

In addition, under applicable tax law, the requirements for qualification as a regulated investment company may limit the extent to which the Funds may enter into futures and futures options. A Fund’s use of options, futures and related financial instruments could affect the amount, timing and/or character of distributions to Fund shareholders. See “Additional Information Concerning Taxes” in this SAI.

Swap Agreements and Options on Swap Agreements

PNC International Equity Fund may enter into swap agreements for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall strategies. This Fund may enter into swap agreements with respect to interest rates, commodities, credit default, securities and indexes of securities or commodities and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may also enter into options on swap agreements for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund may use interest rate, total return and credit default swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. The income derived from these swaps, futures contracts and options on futures contracts will not be exempt from U.S. federal income tax and will be taxable to shareholders when distributed by the Fund.

Swaps, which are derivatives, involve the exchange by the Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined “index,” such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid, high-grade debt securities, having an aggregate value at least equal to such accrued excess will usually be maintained in a segregated account by the Fund’s custodian.

The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default by a selected entity (or entities) has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer is entitled to receive the full notional value for a reference obligation that may have little or no value. As a seller, the Fund is entitled to receive a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller must pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to risks such as, but not limited to, illiquidity risk, counterparty risk and credit risks. Most swap agreements are entered into on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The amount of the Fund’s potential gain or loss on any swap transaction is not limited to any fixed limit. If the Adviser incorrectly forecasts market movements, interest rates or other relevant factors, the investment performance of the Fund will be less favorable than if the Fund had not employed these techniques. If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. However, swaps might not be traded on an exchange and so there is a risk that the Fund’s counterparties will not perform their obligations. Furthermore, the Fund may not be able to enter into offsetting positions to terminate its exposure or liquidate its position at a favorable time or price.

Certain Funds may also enter into swap options (or “swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Margin Payments

In connection with its derivative transactions, a Fund may be required to deposit with the broker or counterparty an amount of cash or cash equivalents, known as initial margin. The initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the derivative position assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker or counterparty, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the derivative more or less valuable, a process known as marking-to-market. If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, result in a greater amount of taxable distributions to shareholders. The Funds may have to sell securities at a time when it may be disadvantageous to do so. At any time prior to expiration of the derivative, the Adviser (or Sub-Adviser) may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the derivative. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur during the term of the Funds that may adversely affect the Funds. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other banking regulators, other U.S. or non-U.S. governmental regulatory authorities or self-regulatory organizations, including entirely new entities, that supervise the financial markets, each of which could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Funds may also be adversely affected by more aggressive enforcement of and changes in the enforcement or interpretation of, existing statutes and rules by these governmental regulatory authorities, self-regulatory organizations, or other regulators. The CFTC, the SEC, the FDIC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.

In July 2010, the U.S. Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), which includes provisions for new regulation of registered investment companies and financial institutions. Because the legislation leaves much to rule making, its ultimate impact remains unclear.

More generally, the regulation of mutual funds and financial institutions is an evolving area of law and is subject to modification by government and judicial action. Subject to certain conditions and restrictions, U.S. banking law currently permits a banking entity, such as PNC Bank (as well as certain of its affiliates), to acquire or retain an ownership interest in mutual funds, or to sponsor mutual funds. On December 10, 2013, five federal banking and financing regulatory agencies issued final rules implementing a provision of the Dodd-Frank Act that is commonly referred to as the “Volcker Rule.” Among other things, the Volcker Rule prohibits banking entities from owning and sponsoring hedge funds and private equity funds, referred to as “covered funds.” Under the Volcker Rule, the definition of covered funds encompasses any issuer that would be an investment company under the 1940 Act if it were not otherwise excluded by two provisions of the 1940 Act, section 3(c)(1) or 3(c)(7). However, the Volcker Rule excludes from the definition of covered funds certain entities with more general corporate purposes such as wholly owned subsidiaries, joint ventures and acquisition vehicles, as well as SEC-registered investment companies (such as the Funds) and business development companies. The precise scope of this exclusion may be further refined by additional regulatory guidance. Accordingly, the full effect of the Volcker Rule on the Funds may not be fully known at this time. The Volcker Rule is likely to have a significant impact on banking entities, such as PNC and any covered funds in which banking entities currently invest or sponsor or in which a bank entity may be a counterparty or service provider and may therefore have an impact on the Funds.

The Volcker Rule and/or other banking regulations may prevent the Funds from operating as intended, may restrict the activities, including the investment activities of the Funds, and may prevent the Funds from pursuing their investment objectives and employing their investment strategies. Moreover, there may be certain investment opportunities, investment strategies or actions that the Adviser will not undertake on behalf of the Funds in view of the relationship of PNC (and its affiliates) to the Funds or PNC (and its affiliates) client or firm activities, regardless of whether (i) the Adviser believes such opportunities, strategies or actions to be in the best interest of a Fund or (ii) the consent and disclosure requirements of the Investment Advisers Act of 1940 could be satisfied. Further, the investment opportunities, investment strategies or actions of a Fund may be limited in order to comply with the Volcker Rule’s restrictions on material conflicts of interest. A fund that is not advised by an affiliate of a banking entity, such as PNC, may not be subject to these considerations.

It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law. Compliance with any new laws or regulations could be more difficult and expensive and may affect the manner in which the Funds conduct business, the Funds’ investment performance and the viability of the Funds. Furthermore, new laws or regulations may subject the Funds or some or all investors to increased taxes or other costs.

Quantitative Investing

PNC Multi-Factor Small Cap Core Fund and PNC Multi-Factor Small Cap Growth Fund may utilize quantitative models, including, potentially, proprietary models developed by the Adviser and models developed by third parties. The models may utilize information and data supplied by third parties. The modeling may be used to build sets of transactions and investments, to provide risk management insights and to assist in hedging investments. Such tools may prove to be incorrect or incomplete and as a result, any decisions made in reliance thereon may expose a Fund to potential risks. For example, in reliance on modeling and data, an adviser may purchase certain investments at prices that are too high, sell other investments at prices that are too low or forego favorable opportunities. Similarly, any hedging based on imperfect quantitative modeling may be unsuccessful. Some of the models used may be predictive in nature, which carry inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, such models may produce unexpected or unintended results, especially in the event of a market disruption or an event without historical precedent, which can result in significant losses for a Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Models typically depend upon correct market data inputs, complicated software and mathematical formulas. If incorrect market data is entered into even a well-developed model or software or a mathematical formula contains even a minor flaw or error, the resulting information or model will be flawed and a Fund will likely incur losses.

Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in high-quality, short-term debt securities and that determine their NAV per share based on the amortized cost or penny-rounding method (i.e., money market funds). Please see “Risk Considerations - Money Market Fund Risk” in this SAI for further information on money market funds’ valuation practices. The Equity Funds may invest in investment companies of any kind, including open-end mutual funds, closed-end investment companies and ETFs, including in Standard & Poor’s Depositary Receipts (“SPDRs”), iShares Trust (“iShares”), and similar index tracking stocks as is consistent with their investment objectives and policies.

In addition, to the extent consistent with its policy regarding investments in foreign securities, the Equity Funds may purchase shares of investment companies investing primarily in foreign securities, including “country funds” which have portfolios consisting exclusively of securities of issuers located in one foreign country and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. “Country funds” may be either open-end or closed-end investment companies. In the event substantial market or other disruptions affecting iShares or other country funds should occur, the liquidity and value of a Fund’s shares could also be substantially and adversely affected and the Fund’s performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

The Trust has received an exemptive order from the SEC to allow the Funds to invest in other investment companies beyond the limits prescribed by the 1940 Act and the rules and regulations thereunder.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders. Investing in other investment companies sponsored or managed by the Adviser or affiliates of the Adviser, including other series of the Trust and PNC Advantage Funds, involves potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in those investment companies, which fees may be higher than the fees the Adviser receives for managing a Fund. Investment by a Fund in those other investment companies may be beneficial in the management of those other investment companies, by helping to achieve economies of scale or enhancing cash flows.

Investing in other investment companies gives rise to the same risks as the underlying securities in which the investment company invests. Each Fund currently intends to limit its investments in securities issued by other investment companies (except iShares, SPDRs, and the related ETFs governed by the SEC order referenced below) pursuant to the restrictions provided in the 1940 Act.

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the Money Market Funds, PNC Advantage Funds, and other investment companies affiliated with the Adviser. The Funds will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by a PNC money market fund or PNC Advantage money market fund with respect to a Fund’s short-term reserves swept into a PNC money market fund or PNC Advantage money market fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser’s obligation to waive its advisory fees in connection with such investments. This waiver does not apply to cash collateral from a Fund’s securities lending program invested in a PNC money market fund or PNC Advantage money market fund and the waiver may be terminated at any time without prior notice. Because the Adviser and/or its affiliates receive fees for providing services to the Trust and certain other funds in which the Funds may invest, the Funds’ investments in such funds benefit the Adviser and/or the Adviser’s affiliates.

Focused Investments

A Fund may have investments that are focused in particular countries, regions, sectors, companies or industries or may make investments with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), resulting in a greater overall risk than funds whose investments are more diversified. Funds focusing their investments in a particular type of security or sector or in securities of companies in a particular industry are exposed to events affecting those securities, sectors or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens and often react in similar ways to specific economic, market, political or other developments. Similarly, Funds that invest a significant portion of their assets in securities that are economically tied to a particular geographic region, non-U.S. country or particular market have greater exposure to regional and country economic risks than funds with foreign investments around the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or non-U.S. country may be adversely affected by events impacting other companies located in that region or country because they often share common characteristics, are vulnerable to similar business risks and regulatory burdens and react in similar ways to specific economic, market, political or other developments.

Portfolio Turnover

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of shares and by requirements for the favorable tax treatment accorded regulated investment companies (see “Additional Information Concerning Taxes”). Portfolio turnover will not be a limiting factor in making decisions.

The Funds utilize an active trading approach, which may result in frequent purchases and sales of portfolio securities. Consequently, the portfolio turnover rates for these Funds, as well as other Funds, may be high. High portfolio turnover may result in a fund realizing a greater amount of taxable gains, including short-term capital gains, distributions of which are generally taxable to shareholders at ordinary income tax rates (see “Additional Information Concerning Taxes” below) and higher expenses and other transaction costs, which are ultimately borne by a Fund’s shareholders.

Conflict of Interest

A Fund may purchase in the secondary market (i) certain mortgage pass-through securities packaged and/or master serviced by PNC Bank, N.A. (“PNC Bank”), the parent company to the Adviser, or Midland Loan Services, Inc. (“Midland”), a wholly owned subsidiary of PNC Bank, or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, Midland, PNC Bank or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities and such holders could have rights against PNC Bank, Midland, or their affiliates. PNC Bank or its affiliates may make certain representations and warranties relating to the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is inaccurate, then the holders of the mortgage-backed securities could trigger an obligation of PNC Bank or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Bank or its affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

INVESTMENT LIMITATIONS AND RESTRICTIONS

Each Fund is subject to a number of investment limitations and restrictions. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined under “Miscellaneous”).

The following investment limitations apply, except as otherwise indicated, to all Funds:

No Fund may:

1.                                      Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

(a)                   there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

(b)                   wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c)                    utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

(d)                   personal credit and business credit businesses will be considered separate industries.

2.                                      Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

3.                                      Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.

4.                                      Act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

5.                                      Each Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

6.                                      Each Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Each of the Equity Funds may not:

7.                                      Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of PNC International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that (i) up to 25% of the value of the Equity Funds’ total assets may be invested without regard to such limitations.

Notwithstanding sub-paragraph (a) to investment limitation No.1 and as a non-fundamental policy, the Funds will not concentrate their investments in obligations issued by states or municipalities or their political subdivisions that are not tax-exempt obligations.

With respect to investment limitation No. 3 above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the fundamental investment policy No. 5 above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Funds are not restricted from investing in or entering into swap contracts or such other financial transactions by fundamental policy No. 5.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

NET ASSET VALUE

The Funds value their portfolio securities for purposes of calculating their NAVs using procedures approved by the Board. Those procedures allow for a variety of methodologies to be used to value a Fund’s securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time a Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies a Fund may use to value a security and they may not represent the means by which a Fund’s investments are valued on any particular business day.

Valuation of Debt Securities

Assets of the Funds invested in debt securities are typically valued using market quotations or based on valuations or evaluations provided by an independent pricing service (the “Service”) approved by the Board. When quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the quoted bid price (as obtained by the Service from dealers or other financial institutions that trade the securities). The Funds, under the supervision of the Board, reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the value of those fixed income securities. Debt securities as well as other investments that are valued using pricing service evaluations or fair values determined by the Adviser’s Pricing Committee may be valued based on information such as the yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The Board has approved the use of such pricing services. A number of pricing services are available and the Funds may use various pricing services or discontinue the use of any pricing service.

Valuation of Equity Securities

In determining market value for equity securities and ETFs, the assets of the Funds that are listed on a securities exchange or quoted on a national market system and for which market quotations are readily available, are normally valued at the last quoted sales price on the exchange or market on which they principally trade (or such other exchange or market as selected by the Adviser if quotations from the security’s principal exchange or market are not reliable indications of market value), as of the time the Funds calculate their NAVs. Securities quoted on the NASDAQ National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Equity securities and ETFs for which there were no transactions and for which market quotations are not readily available, are typically valued at the mean between the most recent bid and asked prices.

Valuation of Foreign Securities

Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.

A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Valuation of Shares of Other Mutual Funds

Investments by any Fund in any mutual fund are valued at their respective NAVs, if available, as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Other

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the time as of which the Funds calculate their NAVs, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time as of which the Fund calculates its NAV that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by the Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the incidence of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Forward currency contracts are valued based upon closing foreign exchange rates from each respective foreign market. Futures contracts are valued at the daily quoted settlement prices.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The sale of the Funds’ shares is facilitated by PNC Funds Distributor, LLC (the “Underwriter”), which has agreed to use commercially reasonable efforts to distribute shares of the Funds. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor’s financial institution at its principal office or directly to the Trust at PNC Funds, c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and “Signature Guaranteed” must appear with the signature. An investor’s financial institution may request further documentation from corporations, executors, administrators, trustees or guardians and will accept other suitable verification arrangements from foreign investors, such as consular verification.

Redemption requests will be processed at the next NAV determined after a Fund receives your request in good order, less any applicable deferred sales charge. Good order means that complete information is provided about your sale request. In order to receive a Fund’s next-determined NAV when you redeem through an authorized financial intermediary, your authorized financial intermediary must receive your redemption request in good order before the time described in the applicable Fund’s Prospectus and your authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.

The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC, as a result of which: (i) disposal by the Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Funds to determine the fair market value of its net assets.

Payment for shares of a Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Redemption proceeds may be paid all or in part in securities (redemptions in kind) rather than cash in the Fund’s discretion. If your shares are redeemed in kind, you will have to pay transaction costs to sell any securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

The applicable Prospectus provides a summary of the principal risks to the Funds of excessive trading in Fund shares (sometimes referred to as market timing) and each Fund’s procedures to limit this activity. These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage for Funds that invest in securities that trade in foreign markets. Time-zone arbitrage might work as follows: A market timer may purchase shares of a Fund that invests in overseas markets based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders. The Funds do not have any arrangements with any person or group of individuals to permit frequent purchases and redemptions of Fund shares.

[Class R6 shares are offered for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans whereby the plan or the plan’s broker, dealer or other financial intermediary has an agreement with the Distributor or the Manager to utilize Class R6 shares in certain investment products or programs (each such plan, a “Class R6 Eligible Plan”). Class R6 shares are available only to Class R6 Eligible Plans where Class R6 shares are held on the books of the Fund through omnibus accounts (either at the benefit plan level, platform level or at the level of the plan’s financial service firm). Except as stated below, Class R6 shares are not available to retail or institutional investors that do not qualify as Class R6 Eligible Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.]

In order to receive a Fund’s next-determined NAV when you purchase through an authorized financial intermediary, your authorized financial intermediary must receive your purchase request in good order before the time described in the applicable Fund’s Prospectus and your authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. Orders will be priced at the NAV next computed after they are received by a Fund in good order.

The tables below show the sales charge you will pay as a percentage of the offering price per share and as a percentage of the amount invested and the portion of the various fees and expenses that are paid (reallowed) to securities dealers, depending upon your level of investment for each Fund.

Exchange Privilege

Investors may exchange all or part of their Class R6 Shares as described in the Prospectus. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in the Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to shareholders.

By use of the exchange privilege, the investor authorizes the transfer agent’s financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the transfer agent or the financial institution to be genuine. The investor or his or her financial institution must notify the transfer agent of his or her prior ownership of Class R6 Shares and the account number. The transfer agent’s records of such instructions are binding.

DESCRIPTION OF SHARES

The Trust is a Delaware statutory trust. The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any issued or unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Trust has [   ] series, which are authorized to issue multiple classes of shares. are designated Class I, Class A, Class C, Class T, Class R, Class R4, Class R5, and Class R6.  All series and/or classes of the Trust may not be discussed in this SAI. Pursuant to such authority, the Board has authorized the issuance of the classes or series of shares set forth in the Prospectus, including classes or series which represent interests in the Funds as follows and as further described in this SAI and the related Prospectus:

International Equity Fund	Class R6 Shares

Multi-Factor Small Cap Core Fund	Class R6 Shares

Multi-Factor Small Cap Growth Fund	Class R6 Shares

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the Prospectus, a Fund’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act (the “Rule”) provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter. The Rule further provides that a fund will be deemed to be affected by a matter, unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the funds voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular fund have equal voting rights except that only shareholders of a particular class of a fund will be entitled to vote on matters relating to a plan adopted pursuant to Rule 12b-1 for such shares.

Shareholders are entitled to one vote for each full Share and a fractional vote for each fractional Share held by such shareholder. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

The Trust’s Agreement and Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law) to: (a) sell and convey the assets of a Fund to another management investment company for consideration, which may include securities issued by the purchaser and, in connection therewith, cause all outstanding shares of such Fund involved to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund’s assets into money and, in connection therewith, cause all outstanding shares of such Fund involved to be redeemed at their NAV; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund, if the Board reasonably determines that such combination will not have a material adverse effect on shareholders of any Fund participating in such combination and, in connection therewith, cause all outstanding shares of any Fund to be redeemed at their NAV or converted into shares of another class of the Funds at NAV. In the event that shares are redeemed in cash at their NAV, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the Fund’s securities. The exercise of such authority by the Board will be subject to the provisions of the 1940 Act and the Board will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund’s shareholders at least 30 days prior thereto.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional U.S. federal tax considerations generally affecting, the Funds and their shareholders and the following information supplements, and should be read in conjunction with the Funds’ Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters. Potential investors should consult their tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it and court decisions and administrative interpretations, as in effect on the date of this SAI. These authorities are subject to change, possibly with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund is treated as a separate corporation for U.S. federal income tax purposes. Each Fund has elected to be treated as a regulated investment company under Subchapter M, Chapter 1, Subtitle A of the Code and intends each year to qualify and to be eligible to be treated as such. As a regulated investment company, a Fund will generally not be subject to U.S. federal income tax on its net investment income and realized capital gains that it distributes in a timely manner to shareholders. In order to qualify for treatment as a regulated investment company, each Fund must, among other things, meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships. A Fund’s intention to qualify as a regulated investment company may limit the extent to which the Fund can engage in certain derivative transactions.

Third, the Fund must distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gain over net long-term capital loss) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test.

Each Fund intends to comply with these requirements. If a Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at regular corporate rates and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portion of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that such shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is afforded special tax treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income (the excess of capital gains over capital losses) for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make sufficient distributions each calendar year to avoid liability for this excise tax, although there can be no assurance that it will do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company (“RIC”) generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. See each Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

Distributions

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any capital loss carryforwards). Any taxable income, including any net capital gain retained by a Fund, will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, are generally taxable to shareholders. If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares and thereafter as capital gain.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain and loss on such investments. Distributions of net capital gain (as defined above) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either a Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends

(other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If a Fund receives dividends from another mutual fund, an ETF or another investment company that qualifies as a regulated investment company (each, an “Underlying RIC”) and the Underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). PNC International Equity Fund does not expect a significant portion of Fund distributions to qualify for the dividends-received deduction.

If a Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, with respect to any Fund that might otherwise be eligible to pay exempt-interest dividends (as defined below), any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends, as defined below) and (ii) any net gain from the sale, redemption, exchange or other disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See the Funds’ Prospectus for more information.

Taxation of Fund Investments

Original Issue Discount and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Issuer Deductibility of Interest

A portion of the OID accrued on certain high-yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity - that is, at a premium - the premium is amortizable over the remaining terms of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation; when a Fund may cease to accrue interest, OID or market discount; when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Investments in REITs and Mortgage-Related Securities

Any investment by a Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income and (iii) in the case of a foreign shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

As a result of these rules regarding excess inclusions and certain rules applicable to charitable remainder trusts, a Fund investing in such interests that give rise to excess inclusion income may not be a suitable investment for charitable remainder trusts. Charitable remainder trusts should consult their tax advisers regarding an investment in the Funds.

Foreign Currency Transactions

Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options, Futures and Forward Contracts, Swap Agreements and other Derivatives Transactions

The U.S. federal income tax treatment of a Fund’s options activity will vary based on the nature and the subject of the options. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security or an index of securities and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle.

The straddle rules apply in modified form to so-called “qualified covered calls.” Very generally, where a taxpayer writes an option a single stock that is “in the money” but not “deep in the money,” the holding period on the stock will not be terminated, as it would be under the general straddle rules, but will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to, and thus taxes payable by, shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Commodities and Commodity-Linked Instruments

A Fund’s direct and indirect investments in commodities or commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked derivative instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Fund level.

Exchange-Traded Notes

The timing and character of income or gains arising from ETNs can be uncertain.

Book-Tax Differences

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxation

Income proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Except in the case of PNC International Equity Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. This will decrease the Fund’s yield on securities subject to such taxes. In the case of PNC International Equity Fund, if more than 50% of the Fund’s assets at taxable year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In either such case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax and those who invest in the Funds through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. Funds that are not qualified funds of funds are not permitted to pass through to their shareholders foreign taxes paid by Underlying RICs in which they invest.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and expects not to be subject to U.S. federal income tax to the extent it distributes its investment income and capital gains to shareholders, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (1) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (2) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (1) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (2) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (3) that is within certain foreign countries that have inadequate information exchange with the United States, or (4) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as short-term capital gain or interest-related dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends or interest-related dividends (e.g., dividends attributable to U.S. source interest income to which the exception from withholding above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund (as described below).

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

The Funds generally do not expect that they will be QIEs.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing the applicable IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries concerning the application of these rules to their investment in the Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Shares Purchased Through Tax-Qualified Plans or Other Tax-Advantaged Accounts

Tax-qualified plans and other tax-advantaged arrangements (collectively, “tax-advantaged accounts”) generally are not subject to U.S. federal income tax on distributions from the Funds or on redemptions of the Funds’ shares. Special tax rules apply to investments through such tax-advantaged accounts. Account holders investing in a Fund through a tax-advantaged account generally are not subject to U.S. federal income tax on Fund distributions received by the account or on redemptions of Fund shares held in the account. Distributions from a tax-advantaged account generally are taxable to the recipient as ordinary income with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to participants in such a plan).

Investors in a Fund through a tax-advantaged account should consult with their own tax advisors and their plan administrator or other designated financial intermediary to determine the suitability of a Fund as an investment through their tax-advantaged account and the specific U.S. federal income as well as any state, local, foreign, or other tax consequences to them of investing in a Fund through such account.

The Funds generally do not expect to provide tax-advantaged accounts with tax information reporting, on IRS Form 1099 or otherwise, regarding shareholder cost basis or the tax attributes or character of income received from Fund distributions or redemptions.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, the Foreign Account Tax Compliance Act (“FATCA”)) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and, 30% of the gross proceeds of redemptions, sales and exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold, even if such payment would otherwise be exempt from withholding under rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Tax Shelter Reporting

Under U.S. Treasury regulations, if an individual or corporate shareholder recognizes a loss of $2 million or more or $10 million or more, respectively, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

* * * * *

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Board in accordance with Delaware law and the Trust’s Agreement and Declaration of Trust. Information pertaining to the Trustees and Officers of the Trust is set forth below. As of the date of this SAI, the Board currently consists of seven Trustees. None of the current Trustees is affiliated with the Adviser or its affiliates and none of the Trustees is an “interested person” of the Trust as defined under Section 2(a)(19) of the 1940 Act. The Trustees and officers of the Trust are Trustees and Officers of another registered investment company managed, advised, administered or distributed by the Adviser or its affiliates. A list of the Trustees and Officers of the Trust and a brief statement of their present positions and principal occupations during the past five years or longer are set out below.

Trustees

Name, Address(1) Age and Date of Birth	Position Held With the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
Dorothy A. Berry — 74 Date of Birth: 9/12/43	Trustee since April 2006.	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012. Chairman, Independent Directors Council, 2010-2011.	2 registered investment companies consisting of 25 portfolios.	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.

Maryann Bruce —57 Date of Birth: 4/1/60	Trustee since October 2016.

President, Turnberry Advisory Group (consulting), 2007-Present; President, Aquila Distributors, Inc., Aquila Investment Management LLC, 2008-2010; President, Evergreen Investments Services, Inc., Evergreen Investments, 1999-2007; President and Chief Executive Officer, Allstate Financial Distributors, Inc., 1998-1999.

2 registered investment companies consisting of 25 portfolios.

Director, MBIA, Inc. (insurance) until July 2017; Director and Chairman of Compensation Committee, Atlanta Life Financial Group (financial services) until May 2016; Director, Allianz Global Investors Fund Management LLC (investment management) until March 2014.

Name, Address(1) Age and Date of Birth	Position Held With the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
John G. Drosdick(5) — 74 Date of Birth: 8/9/43	Trustee since November 2010; Chairman of the Board and Nominating Committee since June 2011.	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 1996-2008.	2 registered investment companies consisting of 25 portfolios.

Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until June 2013; Director, Triumph Group, Inc. (aerospace manufacturer); Director, Lincoln Financial Corporation (financial services) until 2005.

Mark Hancock —49 Date of Birth: 2/5/68	Trustee since October 2016.

President, The Glenmore Group, LLC (consulting), 2016 to present; Adjunct Professor, Lake Forest Graduate School of Management, 2017 to Present; Managing Director, Goldman Sachs & Co. (asset management), 2008-2015.

			2 registered investment companies consisting of 25 portfolios.	None

Name, Address(1) Age and Date of Birth	Position Held With the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
L. White Matthews, III — 72 Date of Birth: 10/5/45	Trustee since February 2010; Chairman of the Audit Committee from June 2011 to February 2012.

Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of (privately held) Constar International Inc. (bottles and packaging manufacturer), 2009- 2014; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003-2007.

2 registered investment companies consisting of 25 portfolios.

Director, Hyla, Inc. (cellphone recycler); Director, Matrixx Initiatives, Inc.

(pharmaceuticals) until 2011; Director (since 2003) and Chairman of the Board (since 2011) of (publicly traded) Imation Corp. (data storage) until May 2015; Director, PNC Funds, Inc. until 2010.

Edward D. Miller, M.D.—74 Date of Birth: 2/1/43	Trustee since February 2010.	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, 1997- 2012.	2 registered investment companies consisting of 25 portfolios.

Director, EnGeneIC Ltd. (biopharmaceuticals); Director, Care Fusion (health care devices) until 2017; Director, NantHealth, Inc. (healthcare solutions) until 2017; Director, PNC Funds, Inc. until 2010.

Stephen M. Todd—69 Date of Birth: 4/24/48	Trustee since November 2011; Chairman of the Audit Committee since February 2012.	Retired; Global Vice Chairman—Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003-2010.	2 registered investment companies consisting of 25 portfolios.	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until 2011.

Officers

Name, Address(6) Age and Date of Birth	Position Held with the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer(4)
Jennifer E. Spratley(6) One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 2/13/69 Age: 48	President since 2014 (formerly Vice President from 2010 to 2014).

Managing Director, Administration, PNC Capital Advisors, LLC and PNC Realty Investors, Inc. since 2017; Head of Fund Administration, PNC Capital Advisors, LLC 2007-2017; Treasurer, PNC Capital Advisors, Inc., 2007-2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005-2007; Fund Accounting Director, SEI Investments Global Funds Services 1999-2007.

Michael Nanosky(6) 1900 East 9th Street, 15th Floor Cleveland, OH 44114 Date of Birth: 6/30/66 Age: 51	Chief Compliance Officer since 2014.

Chief Compliance Officer, PNC Funds since 2014; Vice President, Head of Compliance Testing and Monitoring, PNC Capital Advisors, LLC., 2010-2014; Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc., 2010-2011; Chief Compliance Officer, CITI Fund Services, 2008-2010.

John F. Kernan(6) 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 9/17/65 Age: 52	Vice President Since June 2016, Treasurer since 2008 (formerly Assistant Treasurer from 2005 to 2008) (formerly Secretary from 2014 to 2015).

Managing Director and Director of Fund Administration, PNC Capital Advisors, LLC since 2017; Director of Financial Fund Administration, PNC Capital Advisors, LLC 2004-2017; Senior Vice President, National City Bank, 2004-2009; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998-2004.

Thomas R. Rus(6) One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 10/11/59 Age: 58	Secretary since 2015.

Director of Regulatory Fund Administration, PNC Capital Advisors, LLC since February 2015, Chief Compliance Officer, Institutional Shareholder Services Inc. 2014-2015; Chief Compliance Officer, Kroll Bond Rating Agency, Inc., 2010-2014; Vice President, Chief Compliance Officer and Assistant Secretary MTB Investment Advisors, Inc. and MTB Funds, 2003-2010.

(1)     Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Thomas R. Rus.

(2)     With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar-year end in the year in which he or she reaches the age of 75 years. With respect to the term of office for each Officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or to the extent permitted by the Board, by the President. In addition, any Trustee or Officer may resign at any time by giving written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

(3)     The “Fund Complex” is comprised of two registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the Trust (twenty-four portfolios) and PNC Advantage Funds (one portfolio).

(4)     Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act. In addition to the Trust, each Trustee serves as a Trustee of PNC Advantage Funds.

(5)     Mr. Drosdick also serves as Chairman of the Board of PNC Advantage Funds.

(6)     Ms. Spratley and Messrs. Kernan, Rus and Nanosky also serve as Officers of PNC Advantage Funds in their same capacities.

The information above includes each Trustee’s principal occupation during the last five years, or longer if relevant to the Trustee’s qualifications to serve on the Board. Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee. The cumulative background of the Trustees and the role each plays as a member of a board that collectively possesses the talents needed for the representation of shareholder interests, led to the conclusion that each Trustee should serve as a Trustee for the Trust. Among others, the following attributes were specifically noted in the evaluation of the Trustees: Ms. Berry, an attorney by training, has been an executive in various aspects of the finance and mutual fund industry for more than thirty years. Ms. Bruce brings years of executive leadership and board-level experience in the financial services, asset management and mutual fund industries. Mr. Drosdick brings experience as a senior executive of a major corporation and as a director of both commercial and financial companies. Mr. Hancock has served in a leadership position in the asset management industry for numerous years. Mr. Matthews has served as the chairman of a number of large enterprises and brings a significant depth of experience to the Board. Dr. Miller has demonstrated leadership and management abilities evidenced in his senior executive positions. Mr. Todd brings years of financial and accounting expertise to the Board, in addition to senior executive—level management experience. In addition, the Trustees’ previous experience on the Board provides a deep understanding of the issues impacting the shareholders of the Funds.

The Board has appointed an independent Trustee as Chairman of the Board. The Board has also engaged the Adviser and Co-Administrators to manage and administer the Funds and to retain other service providers, as necessary. All parties engaged to render services to the Funds are subject to the oversight of the Board. The Chairman presides at meetings, oversees preparation of meeting agenda, serves as liaison between the Adviser and other Trustees and performs such acts and duties as may be permitted by the Trust’s Agreement and Declaration of Trust, Bylaws, policies and governing law. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The designation of the Chairman does not impose on the Chairman any duties, obligations or liability beyond that imposed on such person as a member of the Board generally. The Board conducts regular quarterly meetings and any such special meetings as are required, either in person or telephonically, to ensure the uninterrupted oversight of the management of the Trust. The Board regularly meets separately from the Adviser and other service providers to consider matters that are scheduled to come before the Board and to meet periodically with the Trust’s Chief Compliance Officer. As part of its duties, the Board oversees risk relating to the Funds. Through reports and interactions with the Adviser during and between meetings, the Board monitors various types of risk, including but not limited to, investment risk, operational risk and enterprise risk as well as the operation of the Adviser’s risk management program. There can be no assurance that all components of risk have been identified by the Board. The Board relies on professionals, such as the independent registered public accountants and legal counsel, to assist the Trustees in performing their oversight responsibility. The Board has established the committees described below and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight responsibilities. The Board believes that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board and frequent communications with professionals retained to serve the Funds, including the Adviser, legal counsel, financial and accounting professionals and compliance personnel, all of whom enhance the Board’s oversight.

Officers of the Trust shall be appointed by the Board, or to the extent permitted by the Board, the President. Each Officer shall serve at the pleasure of the Board, or to the extent permitted by the Board, at the pleasure of the President. Subject to an Officer’s rights under a contract of employment, any Officer may be removed, either with or without cause, by the Board at any Board meeting, or, to the extent permitted by the Board, by the President. Any Officer may resign at any time by giving written notice to the Trust. Such resignation shall take effect upon receipt unless specified to be effective at some later time and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the Officer is a party.

The Board has formed two committees: an Audit Committee and a Nominating Committee. Each Committee is composed of the Trust’s seven Trustees, Dorothy A. Berry, Maryann Bruce, John G. Drosdick, Mark Hancock, L. White Matthews, III, Edward D. Miller, M.D. and Stephen M. Todd.

The Audit Committee generally oversees the Trust’s accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust’s Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trust’s internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. The Chairman of the Audit Committee is Stephen M. Todd, and Ms. Berry along with Messrs. Matthews and Todd serve as the Audit Committee Financial Experts. The Audit Committee was established on May 22, 2003 and held five formal meetings during the last fiscal year.

The function of the Nominating Committee is to identify qualified candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders or members, as described below. The Committee may also solicit recommendations from current and former Trustees, management or others who may be familiar with qualified candidates. The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates. In considering candidates for a Trustee nominee, the Committee shall give due consideration to the overall Board balance of diversity of skills, perspectives, backgrounds and experiences. The Chairman of the Nominating Committee is John G. Drosdick. The Nominating Committee was established on February 19, 2004 and met once during the last fiscal year.

The Nominating Committee shall accept and review shareholder nominations for Trustees who are not “interested persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act. The Nominating Committee will evaluate the nominees’ qualifications for Board membership and their independence from the Trust’s investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary at One East Pratt Street, 5th Floor, Baltimore, MD 21202 with the following information:

•                  Shareholder’s name, the fund name and number of fund shares owned and length of period held;

•                  Name, age and address of a candidate;

•                  A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•                  Number of fund shares owned by the candidate and length of time held;

•                  A supporting statement which (i) describes the candidate’s reasons for seeking election to the Board and (ii) documents his/her ability to satisfy the director qualifications described in the Board’s policy; and

•                  A signed statement from the candidate confirming his/her willingness to serve on the Board.

The Secretary will submit all shareholder nominations for a Trustee to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and PNC Advantage Funds fund family (the “Fund Complex”) in the aggregate as of December 31, 2017.

[INDEPENDENT TRUSTEES

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Portfolios of the Fund Complex Overseen by Trustee
Dorothy A. Berry		Over $100,000
International Equity Fund	$10,001-50,000
Maryann Bruce
International Equity Fund	Over $100,000	Over $100,000
Mark Hancock	None	None
Edward D. Miller, M.D.		Over $100,000
International Equity Fund	Over $100,000*
L. White Matthews, III		$50,001-100,000
International Equity Fund	$10,001-50,000
John G. Drosdick		Over $100,000
International Equity Fund	$10,001-50,000
Multi-Factor Small Cap Core	Over $100,000
Stephen M. Todd		Over $100,000
International Equity Fund	$50,001-100,000

*       Dollar amounts include ownership interest held by Trustees through deferred compensation plan.

As of [ ], 2018, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of each class of the outstanding shares of each of the portfolios of the Fund Complex and less than 1% of the outstanding shares, in the aggregate, of all of the portfolios of the Fund Complex.]

Certain Interests of Independent Trustees

A number of Independent Trustees serve on the boards of other companies that are not affiliated with the Trust or the Adviser. Those companies may, from time to time, engage in non-routine banking transactions with PNC Bank. The Independent Trustees have no personal interest in the transactions and may only be aware of them in their capacity as board members of such companies. The general nature of the transactions is described briefly below.

Mr. Drosdick serves as a director for United States Steel Corporation (“U.S. Steel”). PNC Bank participates in a syndicate that provides a credit facility to U.S. Steel. The amount of the credit facility as of December 31, 2017 was $[ ] billion. As of the end of 2017, PNC Bank was responsible for $[ ] million under this credit facility. There was a $[ ] balance outstanding as of December 31, 2017. In addition, as of December 31, 2017, PNC Bank is the issuer of $[ ] million of Standby Letters of Credit which are issued as Bi-Lateral Letter of Credit Obligations under the Amended and Restated Security Agreement included in the $[ ] billion credit facility.  In early 2014, PNC purchased the owner/lessor interest in a slab caster at U.S. Steel’s Fairfield, AL mill and the amount owing as of December 31, 2017 was $[ ] million. U.S. Steel engages in various commercial and/or investment banking activities (including short-term loans and cash management programs) with PNC Bank, for which the bank receives customary fees and expenses. In addition, Mr. Drosdick serves as a director for Triumph Group, Inc. (“Triumph Group”). PNC Bank is the lead bank in a syndicate that, as of December 31, 2017, provided a $[ ] billion credit facility to Triumph Group. As of December 31, 2017, PNC Bank was responsible for $[ ] million under the credit facility. There was a $[ ] million balance as of December 31, 2017. PNC Bank is further responsible for $[ ] million of a $[ ] million term loan to Triumph Group with $[ ] million outstanding as of December 31, 2017.

Board Compensation

Board compensation for each of the Trustees includes compensation for their service as a Trustee to the Trust and PNC Advantage Funds. Each Trustee receives an annual fee of $85,000 plus $7,750 for each Board meeting attended in person, and such amount, up to a maximum of $3,750, as may be determined for each special Board meeting attended, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. Each Trustee also receives $800 for each Audit Committee meeting attended.  The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $10,000 per year for their services in these capacities.  No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.  Fees are paid quarterly in arrears and are allocated to the Trust and PNC Advantage Funds based on a number of factors, including their average daily net assets.

The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally in the form of a lump sum or equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

The table below summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2017.

Name of Person, Position(1)	Aggregate Compensation from PNC Funds			Pension or Retirement Benefits Accrued as Part of PNC Funds’ Expense	Total Compensation from Fund Complex(2)
INDEPENDENT TRUSTEES
Dorothy A. Berry, Trustee	$	[ ]	(3)	$0	$113,667
Maryann Bruce, Trustee	$	[ ]		$0	$78,594
Mark Hancock, Trustee	$	[ ]		$0	$78,594
L. White Matthews, III Trustee	$	[ ]		$0	$113,667
Edward D. Miller, M.D. Trustee	$	[ ]	(3)	$0	$106,117
John G. Drosdick, Chairman of the Board and Trustee	$	[ ]		$0	$138,667
Stephen M. Todd, Chairman of the Audit Committee and Trustee	$	[ ]		$0	$123,667

(1)     Each Trustee also serves as a Trustee of PNC Advantage Funds.

(2)     The Fund Complex is comprised of two registered investment companies for which the Adviser serves as investment adviser and includes, as of the date of this SAI, PNC Funds (twenty-four portfolios) and PNC Advantage Funds (one portfolio).

(3)     This amount includes the total amount of deferred compensation accrued during the fiscal year ended May 31, 2017. As of May 31, 2017, total deferred compensation payable from the Fund Complex to Ms. Berry and Mr. Miller amounted to $243,298 and $523,566, respectively.

Code of Ethics

The Trust, the Adviser and the Sub-Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.

Shareholder and Trustee Liability

Consistent with the Delaware Statutory Trust Act, the Trust’s Agreement and Declaration of Trust provides that shareholders of the Funds will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the Funds or the acts, obligations or affairs of the Funds. Shareholders of the Funds will have the same limitation of personal liability as is extended to stockholders of corporations organized under Delaware law. The Agreement and Declaration of Trust provide that no Trustee or Officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Funds or their shareholders for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing for such Trustee’s or Officer’s own willful misfeasance, bad faith, gross negligence or reckless disregard for such Trustee’s or Officer’s duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the Funds for satisfaction of claims of any nature arising in connection with the affairs of the Funds. If any shareholder, Trustee or Officer of the Trust is made party to any suit or proceeding to enforce any such liability, subject to the foregoing exception (in the case of Trustees and Officers), such shareholder, Trustee or Officer shall not, on account thereof, be held to any personal liability.

ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN
SERVICES AND TRANSFER AGENCY AGREEMENTS

Advisory Agreements

The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement. The Adviser is an indirect wholly owned subsidiary of PNC Bank which, in turn, is wholly owned by PNC, a bank holding company and financial holding company with headquarters in Pittsburgh, PA. As of June 30, 2017, the Adviser managed approximately $46.6 billion in assets. The Adviser is located at One East Pratt Street, 5th Floor, Baltimore, MD 21202.

The Adviser entered into a Sub-Advisory Agreement with Polaris Capital Management, LLC, (“Polaris” or the “Sub-Adviser”), dated January 4, 2010, on behalf of PNC International Equity Fund. Polaris is a registered investment adviser with the SEC with over $8.9 billion in assets under management as of June 30, 2017. Polaris’s principal offices are at 121 High St., 2nd Floor, Boston, MA 02110.

For services performed under the Advisory Agreement, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the following rates:

Fund	Contractual Advisory Fee as a Percentage of Net Assets
International Equity Fund	[0.90 ]%
Multi-Factor Small Cap Core Fund	0.75%
Multi-Factor Small Cap Growth Fund	0.75%

From time to time, the Adviser and its predecessor, have contractually or voluntarily waived fees or reimbursed the Funds for expenses.

During the last three fiscal years, the Funds incurred advisory fees, net of fee waivers, as set forth below:

Fund	2017	2016	2015
International Equity Fund	$7,154,506	$5,720,842	$5,035,415
Multi-Factor Small Cap Core Fund	$1,681,691	$784,434	$450,140
Multi-Factor Small Cap Growth Fund	$554,584	$202,897	$102,983

During the last three fiscal years, advisory fees were waived and expenses reimbursed, as applicable, as set forth below:

Fund	2017	2016	2015
International Equity Fund	$701,173	$579,698	$651,617
Multi-Factor Small Cap Core Fund	$775,375	$466,960	$204,826
Multi-Factor Small Cap Growth Fund	$488,311	$389,222	$226,248

The Adviser can be reimbursed by a Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which such Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by such Fund.

Subject to the supervision of the Board, the Adviser provides a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser determines from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser provides the services under the Advisory Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Board applicable to such Fund.

As discussed in the Prospectus, the Funds and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval.

The Adviser has entered into a Sub-Advisory Agreement with Polaris (the “Polaris Sub-Advisory Agreement”) who serves as sub-adviser (the “Sub-Adviser”) to a portion of PNC International Equity Fund’s assets that the Adviser has allocated to a value strategy. Polaris provides a continuous investment program for that portion of the assets of PNC International Equity Fund that, from time to time, may be allocated to Polaris and according to the investment strategy stated at the time of allocation. The allocation may be determined by the Board, it being understood that the assets so allocated may consist of all, or a portion of, or none of the assets of the Fund and that the Board or the Adviser has the right to allocate and reallocate such assets at any time.

Polaris, subject to the supervision of the Board and the Adviser, is responsible for providing a continuous investment program for the portion of PNC International Equity Fund it manages, including investment research and management with respect to all securities, investments, cash and cash equivalents. Polaris will assist the Adviser in determining from time to time what securities will be purchased, retained or sold by PNC International Equity Fund. Polaris will provide its services consistent with the investment objective, policies and restrictions of PNC International Equity Fund stated in its Prospectus and this SAI and resolutions applicable to PNC International Equity Fund.

For its services, Polaris is paid by the Adviser an annualized fee with respect to the portion of assets of PNC International Equity Fund allocated to Polaris consistent with the following schedule (each specified number of basis points applies only to assets within its adjacent dollar range):

Up to $125 million	—	0.35%
$125 to $200 million	—	0.40%
Over $200 million	—	0.50%

The Adviser (or Sub-Adviser, as the case may be), places orders pursuant to their investment determinations for the respective Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser (or Sub-Adviser, as the case may be), uses their best efforts to seek on behalf of the Trust and the respective Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser (or Sub-Adviser, as the case may be), considers all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser (or Sub-Adviser, as the case may be) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the respective Funds and/or other accounts over which the Adviser and the Sub-Adviser or any affiliate of any of them exercises investment discretion. Each of the Adviser and Sub-Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser (or Sub-Adviser, as the case may be), determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser (or Sub-Adviser, as the case may be) with respect to the accounts as to which it exercises investment discretion.

In no instance will Fund securities be purchased from or sold to the Adviser, the Sub-Adviser, the Underwriter (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, the Sub-Adviser, or the Underwriter (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser (or Sub-Adviser, as the case may be), may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and/or its other clients where such aggregation is not inconsistent with the policies set forth in the Trust’s registration statement. In such event, the Adviser (or Sub-Adviser) will allocate the securities so purchased or sold and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and/or such other clients. The Adviser (and Polaris with respect to that portion of the assets of PNC International Equity Fund allocated to Polaris) will maintain all books and records with respect to the securities transactions for the Funds and furnish to the Board such periodic and special reports as the Board may request.

The Advisory Agreement and the Polaris Sub-Advisory Agreement provide that the Adviser (or Sub-Adviser, as the case may be) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement (or Polaris Sub-Advisory Agreement as the case may be), except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser (or Sub-Adviser, as the case may be) in the performance of its duties or from reckless disregard by the Adviser (or Sub-Adviser, as the case may be) of its duties and obligations thereunder.

Unless sooner terminated, each of the Advisory Agreement and the Polaris Sub-Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Funds to which it relates from year to year thereafter, subject to annual approval by the Board, or by a vote of a majority of the outstanding shares of such Funds (as defined by the 1940 Act) and a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreement (or Polaris Sub-Advisory Agreement) may be terminated by the Trust or the Adviser on 60 days’ written notice without penalty and will terminate immediately in the event of its assignment, as defined in the 1940 Act. The Polaris Sub-Advisory Agreement (i) also terminates upon the effective date of the termination of the Advisory Agreement with respect to PNC International Equity Fund and (ii) may also be terminated by Polaris at any time on 180 days’ written notice to the Trust and the Adviser.

Portfolio Managers

Other Accounts Managed

The following tables provide information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2017 (unless otherwise noted).

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (in millions)
Martin C. Schulz, JD
Managing Director, International Equity Investment Management Team and Balanced Allocation Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$2.7	0	$0

Calvin Y. Zhang
Senior Analyst and Portfolio Manager, International Equity Investment Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$2.7	0	$0

Bernard R. Horn, Jr.
President and Chief Investment Officer, Polaris Capital Management, LLC (Sub-Adviser), International Equity Investment Management Team	Registered Investment Companies:	6	$3,979.3	0	$0
	Other Pooled Investment Vehicles:	9	$1,053.0	0	$0
	Other Accounts:	25	$3,886.4	1	$49

Sumanta Biswas, CFA
Assistant Portfolio Manager, Polaris Capital Management, LLC (Sub-Adviser), International Equity Investment Management Team	Registered Investment Companies:	6	$3,979.3	0	$0
	Other Pooled Investment Vehicles:	9	$1,053.0	0	$0
	Other Accounts:	25	$3,886.4	1	$49

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (in millions)
Bin Xiao, CFA
Assistant Portfolio Manager, Polaris Capital Management, LLC (Sub-Adviser), International Equity Investment Management Team	Registered Investment Companies:	6	$3,979.3	0	$0
	Other Pooled Investment Vehicles:	9	$1,053.0	0	$0
	Other Accounts:	25	$3,886.4	1	$49

Hitesh C. Patel, Ph.D.
Managing Director, Structured Equity Investment Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$20.7	0	$0
	Other Accounts:	276	$620.5	0	$0

Paul Kleinaitis, CFA
Senior Portfolio Manager, Structured Equity Investment Management Team	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$20.7	0	$0
	Other Accounts:	262	$483.4	0	$0

Description of Compensation

The Adviser compensates its portfolio managers with a combination of a fixed cash base salary and variable incentive compensation, which may be comprised of a cash bonus and a stock compensation award.

A portfolio manager’s base salary is dependent on his/her level of experience and expertise. The variable incentive compensation for the portfolio managers is determined on a fully discretionary basis as described below. The discretionary incentive compensation is determined by evaluating multiple factors including investment performance, the Adviser’s financial performance, PNC’s financial performance and individual contributions made by the portfolio management staff. Investment performance is compared relative to a pre-defined peer group and evaluated on a one-, three- and five-year basis with 25%, 50% and 25% weightings, respectively. Peer performance metrics are calculated for each portfolio composite. Portfolio team grand mean investment performance scores are determined by combining composite peer performance scores weighted by composite assets under management. The overall portfolio manager incentive compensation allocation is determined by evaluating each of the Adviser’s and PNC’s current year versus prior year and budgeted financial performance and current year assets under management flows. Additionally, the Adviser’s management conducts a subjective assessment of the portfolio manager individual performance, including but not limited to his or her contribution to the investment team-oriented process and overall performance, client feedback, contributions to the business objectives of the firm, leadership, teamwork and management skills. The combination of these factors determines individual incentive compensation payments.

In addition to the compensation described above, portfolio managers may receive compensation in the form of stock of PNC under its stock plan which is a program that awards a portion of discretionary year-end compensation in restricted stock or stock option awards of PNC that are subject to vesting and other conditions. Eligibility for participation in this incentive program depends on the portfolio manager’s performance and seniority.

Polaris employees receive a salary plus the possibility of a year-end bonus and contribution to a SEP IRA account.  All cash flow in excess of operating expenses earned by the firm is distributed to personnel annually in the form of a bonus.  Bonuses are variable and based on annual firm and personnel goals which are assigned to specific employees and reviewed annually.  At the senior level, bonuses range from 0 to a multiplier of base salary.  The combination is designed to pay employees above market compensation.   The stability of firm personnel is enhanced by the recognition that the bonus is based on annual firm profits which are a function of assets under management, and therefore, performance.  There is no formal split between specific performance targets and subjective criteria.

Potential Conflicts of Interest

Portfolio managers at the Adviser and the Sub-Adviser typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts, proprietary accounts and pooled investment vehicles. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. The Adviser and the Sub-Adviser have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust, the Adviser and the Sub-Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

The results of the investment activities of the Funds may differ significantly from the results achieved by the Adviser or the Sub-Adviser for other client accounts. The Adviser and the Sub-Adviser will manage the Funds and the other client accounts they manage in accordance with their respective investment objectives and guidelines. However, the Adviser and the Sub-Adviser may give advice and take action with respect to any current or future other client accounts that may compete or conflict with the advice the Adviser or the Sub-Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

Transactions undertaken by the Adviser or the Sub-Adviser for other client accounts may adversely impact the Funds. The Adviser or the Sub-Adviser, on behalf of one or more other client accounts, may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and the Adviser or the Sub-Adviser, on behalf of its other client accounts, may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and the Adviser or the Sub-Adviser, on behalf of its other client accounts, may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other client accounts of the Adviser or the Sub-Adviser. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) the other client accounts of the Adviser or the Sub-Adviser and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) the other client accounts of the Adviser or the Sub-Adviser.

Each Fund may invest in other funds and other funds advised or serviced by the Adviser and the Sub-Adviser or their respective affiliates. Because the Adviser, the Sub-Adviser and/or their respective affiliates receive fees for providing services to such other funds, the Funds’ investments in such other funds benefit the Adviser, the Sub-Adviser and/or their respective affiliates. Additionally, the Funds’ investments in other funds managed or serviced by the Adviser, the Sub-Adviser and/or their respective affiliates may represent a significant portion of such other funds’ assets. Such investments create a conflict of interest for the Adviser and/or Sub-Adviser in managing the Funds’ assets.

The Adviser is a wholly owned subsidiary of PNC Bank. Certain regulatory requirements impose investment and other restrictions that apply to a bank, such as PNC Bank, and some of its affiliated persons when they manage the investments of others, including restrictions that limit the ability to invest in certain affiliates of the bank and other types of issuers. These restrictions, as well as PNC Bank and Adviser-adopted policies and procedures, may be applied to holdings of the PNC Funds and holdings of customers of certain related investment advisers and may restrict the Adviser’s ability to invest in or engage in transactions with certain issuers of equity securities, fixed income securities and other investments. These restrictions may limit a Fund portfolio manager’s ability to make certain investments the portfolio manager might otherwise select and may adversely affect a Fund’s performance.

Ownership of Securities

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund that he or she manages as of May 31, 2017 (unless otherwise indicated).

Dollar Range of Fund Shares Beneficially Owned

International Equity Fund
Martin C. Schulz, JD	$50,001-100,000
Calvin Y. Zhang	None
Bernard R. Horn, Jr.	Over $1,000,000
Sumanta Biswas, CFA	None
Bin Xiao, CFA	None

Multi-Factor Small Cap Core Fund
Hitesh C. Patel, Ph.D.	None
Paul Kleinaitis, CFA	None

Multi-Factor Small Cap Growth Fund
Hitesh C. Patel, Ph.D.	None
Paul Kleinaitis, CFA	None

Proxy Voting Policies and Procedures

The Trust is required to disclose information concerning the Funds’ proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser the responsibility for voting proxies for securities held by each Fund. The Adviser will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board and adopted by the Trust and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. When the Fund invests in other registered investment companies either in reliance on Section 12(d)(1)(F) of the 1940 Act or certain exemptive relief provided by the SEC, the Fund expects to vote proxies associated with those investments in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting) of those investment companies. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC’s website at http://www.sec.gov.

Administration and Accounting Services

The Trust has entered into a Co-Administration and Accounting Services Agreement dated June 30, 2010 (the “Co-Administration Agreement”) with the Co-Administrators, pursuant to which BNY Mellon and the Adviser have agreed to serve as Co-Administrators to the Trust.

The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from intentional misconduct, bad faith or negligence on the part of the Co-Administrators in the performance of their duties. The Co-Administration Agreement also provides that it creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

BNY Mellon is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser is an indirect wholly owned subsidiary of PNC.

Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund. BNY Mellon also receives other transaction-based charges and is reimbursed for out of pocket expenses.

During the last three fiscal years, the Funds paid to the Co-Administrators administration fees, as set forth below:

Fund	2017	2016	2015
International Equity Fund	$463,120	$375,387	$349,278
Multi-Factor Small Cap Core Fund	$141,019	$74,028	$38,854
Multi-Factor Small Cap Growth Fund	$61,822	$36,944	$20,742

During the last three fiscal years, no co-administration fees were waived.

Underwriter

PNC Funds Distributor, LLC (the “Underwriter”) is the principal underwriter of the Funds’ shares and is located at Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust dated May 31, 2017 (the “Distribution Agreement”), the Underwriter acts as the agent of the Trust in connection with the continuous offering of the Funds’ shares. The Underwriter continually distributes the Funds’ shares using commercially reasonable efforts. The Underwriter has no obligation to sell any specific quantity of the Funds’ shares. The Underwriter and its officers have no role in determining the investment policies of the Trust. In addition, the Adviser also entered into a Distribution Services Agreement with the Underwriter dated May 31, 2017 (the “Distribution Services Agreement”). Pursuant to the Distribution Services Agreement, the Adviser has agreed to provide compensation to the Underwriter for the marketing and sales services it provides under the Distribution Agreement.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify and hold harmless the Underwriter and its affiliates from and against any losses that the Underwriter or its affiliates may incur arising out of (i) the Underwriter performing its duties and obligations under and in accordance with the Distribution Agreement; (ii) the Trust’s breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement; (iii) the Trust’s failure to comply with any applicable laws or regulations; or (iv) any claim that the Trust’s Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Trust includes or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, provided that the Trust’s indemnification obligation shall not be deemed to cover any losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to the Underwriter and furnished to the Trust or its counsel by the Underwriter. In no event will this indemnification obligation be construed to protect the Underwriter or its affiliates from losses resulting from the Underwriter’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or from the Underwriter’s reckless disregard of its obligations under the Distribution Agreement.

The Trust has provided additional indemnification to the Underwriter in respect of certain distribution arrangements it has entered into in respect of the Funds, including indemnifying the Underwriter for losses arising out of (i) the Underwriter’s actions or failures to act in certain circumstances; (ii) certain representations or warranties made by the Underwriter; or (iii) certain indemnifications provided by the Underwriter. In no event will this indemnification obligation be construed to protect the Underwriter or its affiliates resulting from the Underwriter’s willful misfeasance, bad faith, or gross negligence in the performance of its duties with respect to such distribution arrangements or the Underwriter’s reckless disregard of its duties with respect to such distribution arrangements.

Although the Funds have not incurred material losses under these indemnification obligations in the past, a Fund could incur significant potential liability under these indemnification obligations that would material adversely affect the NAV of its shares. For more information regarding these indemnification obligations, please see the Distribution Agreement, which is filed as an exhibit to this registration statement and available on the SEC’s website.

Unless otherwise terminated, the Distribution Agreement between the Trust and the Underwriter will continue in force and renew annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Funds and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party (“Qualified Trustees”), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Underwriter, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of the Funds upon not less than 60 days’ prior written notice to the other party.

[The Underwriter may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of the Funds’ shares. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or Adviser, rather than the Underwriter, may enter into such agreements. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.]

The Underwriter was paid the following aggregate combined commissions on sales of the Funds during the last three fiscal years. Amounts presented related to Class A and Class C shares of the Fund, Class R6 shares are not subject to sales charges.

Fund	2017	2016	2015
International Equity Fund	$2,049	$1,662	$1,530
Multi-Factor Small Cap Core Fund	$4,586	$12,458	$7,630
Multi-Factor Small Cap Growth Fund	$1,840	$8,916	$3,677

The Underwriter received for allowable distribution-related expenditures and services approximately the following combined commissions on sales of Class A* and Class C* Shares during the last three fiscal years:

Fund	2017	2016	2015
International Equity Fund	$9	$23	$68
Multi-Factor Small Cap Core Fund	$6	$6	$26
Multi-Factor Small Cap Growth Fund	$12	$107	$12

*              Sales charges apply to purchases of Class A and Class C Shares even when such shares are not purchased through a financial intermediary. In such cases, the applicable sales charge is deducted from the shareholder’s investment and paid to the Funds’ Underwriter. The Underwriter may use those monies received to pay for any eligible distribution or marketing expense or shareholder services, including to reimburse the Adviser for certain up-front payments and or finder’s fees paid by the Adviser to financial intermediaries in connection with the sale of shares of the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.

The Adviser or its affiliates may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Funds. These additional payments may be made to intermediaries, including affiliates of the Adviser, that provide shareholder servicing, sub-administration, record- keeping and/or sub-transfer agency services, including, but not limited to, maintaining investor accounts at the financial intermediary level, processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and other shareholder communications; account-level tax reporting; preparing record date shareholder lists; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations (such services collectively, “Sub-Transfer Agency Services”). Payments may also made for marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and FINRA. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you, subject to their suitability as an investment option. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Funds’ shares or the provision of services to the Funds.

The Funds’ Adviser may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for or reimbursed by the Underwriter from 12b-1 fees received from the Funds. These programs may include incentives for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging and gifts that do not exceed $100 per year, per individual.

Custodian Services, Transfer Agency Agreements and Other Intermediary Services

The Bank of New York Mellon, with offices at 225 Liberty Street, New York, NY 10286, serves as custodian (the “Custodian”) to the Trust pursuant to an Amended and Restated Custodian Services Agreement dated June 30, 2010, as amended. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

BNY Mellon, in its role as transfer agent, is located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Funds pursuant to a Transfer Agency and Service Agreement dated June 30, 2010 and amended February 29, 2016 with respect to PNC International Growth Fund and amended March 31, 2017 with respect to PNC Emerging Markets Equity Fund. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes each Fund’s cash distributions to shareholders.

The Funds may be distributed through a wide range of intermediaries. A number of those intermediaries may hold shares of the Funds of record on behalf of investors who hold the beneficial interest in such shares. The investors with the beneficial interests may be, for example, an intermediary’s clients or investors in an investment plan to which the intermediary acts as a record-keeper or trustee. The Funds may enter into arrangements with such intermediaries that establish the intermediaries’ records as a Fund’s master security holder files for certain purposes. In the event a Fund’s records of shareholders disagree with those of such an intermediary, the Fund may incur significant expenses in resolving the disagreement and the Fund’s net asset value and the value of your investment in the Fund could be adversely affected.

Payments for Sub-Transfer Agency Services are in addition to, and separate from, any sales charges, 12b-1 fees and/or shareholder services fees paid by the Funds. The fees paid to a financial intermediary are typically paid periodically over time, during the period when the intermediary’s clients hold investments in a Fund. The amount of continuing compensation paid to different financial intermediaries for Sub-Transfer Agency Services varies. In most cases, the compensation is a percentage of the value of the financial intermediary’s clients’ investments in the Funds. The actual services provided, and the payments made for such Sub-Transfer Agency Services, may vary among the intermediaries. A Fund may reimburse related parties some or all of certain types of payments made to financial intermediaries by the related party, or may make payments directly to financial intermediaries that provide such services.

The Funds paid the following amounts to financial intermediaries for Sub-Transfer Agency Services during each of the last three fiscal years (the table does not include amounts that may have been paid pursuant to or from the proceeds of a Shareholder Services Plan or 12b-1 plan):

Fund	2017	2016	2015
International Equity Fund	$24,357	$62,336	$8,904
Multi Factor Small Cap Core Fund	$30,619	$20,345	$4,036
Multi Factor Small Cap Growth Fund	$17,336	$19,172	$10,659

The Adviser or its affiliates also may provide additional cash payments out of its own resources to intermediaries (including affiliates of the Adviser) that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and FINRA. These payments described in this section sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you, subject to their suitability as an investment option. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Funds’ shares or the provision of services to the Funds.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement and the Polaris Sub-Advisory Agreement, the Adviser and Sub-Adviser are responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Funds. The Adviser and Sub-Adviser purchase portfolio securities either directly from the issuer or from an underwriter or broker and/or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

For the last three fiscal years, the Funds below paid brokerage commissions in the aggregate as follows:

Fund	2017	2016	2015
International Equity Fund	$899,931	$642,200	$592,181
Multi-Factor Small Cap Core Fund	$365,431	$170,192	$152,971
Multi-Factor Small Cap Growth Fund	$137,379	$75,328	$48,219

While the Adviser and Sub-Adviser generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser and Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement and the Polaris Sub-Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser and Sub-Adviser are authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser and Sub-Adviser may receive orders for transactions by the Funds. Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; and market data and trade analytics, computer software and other services. Nevertheless, research services are only one of many factors considered in selecting broker-dealers. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and Sub-Adviser and does not reduce the fees payable to the Adviser by the Funds or to the Sub-Adviser by the Adviser. Such information may be useful to the Adviser and Sub-Adviser in serving the Funds or other clients and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser and Sub-Adviser in carrying out their obligations to the Funds.

Portfolio securities will not be purchased from or sold to the Trust’s Adviser, Sub-Adviser, Underwriter, or any “affiliated person” (as such term is defined under the 1940 Act) with any of them acting as principal, except to the extent permitted by applicable law. In addition, a Fund will not give preference to the Adviser’s (or Sub-Adviser’s) affiliates with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. Each Fund did not hold securities of its regular broker-dealers as of May 31, 2017.

The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser’s affiliates. In making investment decisions for the Funds, the Adviser’s personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds’ accounts are customers of the commercial departments of any of the Adviser’s affiliates.

Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser (or Sub-Adviser). Such other Funds, investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser (or Sub-Adviser) believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith and to the extent permitted by law and by the Advisory Agreement and the Polaris Sub-Advisory Agreement, the Adviser (or Sub-Adviser) may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], with offices at [ ], serves as the Independent Registered Public Accounting Firm for the Funds. The independent registered public accounting firm provides services including (i) audits of the annual financial statements; and (ii) review of certain documents in connection with SEC filings. The financial highlights for the Funds included in the Prospectus and the financial statements for the Funds contained in the Trust’s 2017 Annual Report, are incorporated by reference into this SAI and were audited by [ ].

COUNSEL

Ropes & Gray LLP, with offices at 800 Boylston Street, Boston, MA 02199-3600, is counsel to the Trust. Schiff Hardin LLP with offices at 901 K Street, NW, Suite 700, Washington, DC 20001, is counsel to the Independent Trustees. Smith Katzenstein Jenkins, LLP, with offices at the Brandywine Building, 1000 West Street, Suite 1501, P.O. Box 410, Wilmington, DE 19899-0410, acts as special Delaware counsel for the Trust with respect to certain matters under Delaware law.

MISCELLANEOUS

The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

As used in this SAI, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Funds or such Fund or (b) 67% or more of the shares of the Funds or such Fund present at a meeting if more than 50% of the outstanding shares of the Funds or such Fund are represented at the meeting in person or by proxy.

The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund’s NAV, assets belonging to a Fund are charged with the liabilities with respect to that Fund.

Persons owning 25% or more of the outstanding shares of the Fund may be deemed to “control” (as that term is defined in the 1940 Act) the Fund. Through the exercise of voting rights with respect to shares of a Fund, those persons may have the ability to control the outcome of matters requiring the approval of shareholders of a Fund.

As of [ ], no persons owned of record, or are known by the Funds to own beneficially, five percent or more of the outstanding Class R6 shares of the Funds.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Issue Credit Ratings

A Standard & Poor’s Rating Service (“S&P”) issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings. The following summarizes the rating categories used by S&P for short-term issues:

A-1 — A short-term obligation rated ‘A-1’ is rated the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings - S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Ratings assigned on Moody’s Investors Service’s (“Moody’s”) global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A Fitch Ratings, Inc. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Long-Term Issuer Credit Ratings

The following summarizes the ratings used by S&P for long-term issuers:

AAA — An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA — An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A — An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB — An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB; B; CCC; and CC — Obligors rated ‘BB’, ‘B’, ‘CCC’ and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B — An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC — An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

CC — An obligor rated ‘CC’ is currently highly vulnerable. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time of default.

R — An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D — An obligor rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its financial obligations including rated or unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. An obligor is considered in default unless S&P believes that such payments will be made within five business days of the due date in the absence of a stated grace period, or within the earlier of the stated grace period or 30 calendar days. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR — An issuer designated ‘NR’ is not rated.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings - S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

The following summarizes the ratings used by Moody’s for long-term debt:

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

The following summarizes long-term ratings used by Fitch:

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.                                      the issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

b.                                      the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.                                       Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and which has not otherwise ceased operating. This would include:

a.                                      the selective payment default on a specific class or currency of debt;

b.                                      the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.                                       the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.                                      execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Moody’s Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG. The following summarizes the ratings used by Moody’s for these short-term obligations:

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment-grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The analyses, including ratings, of S&P and its affiliates (together, “S&P”) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions.

Moody’s credit ratings are and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

APPENDIX B [To be updated by amendment.]

POLICY 406:  PROXY VOTING

Introductory Note:  Under Section 206(4) of the Investment Advisers Act of 1940 (the “Advisers Act”), an adviser has a fiduciary duty to act in the best interests of its clients with respect to all services undertaken on the client’s behalf, including proxy voting.  Moreover, the right to vote a security belongs to the client and should generally be exercised.  To satisfy its fiduciary duty, the adviser must vote proxies on behalf of clients and cast the proxy votes in a manner consistent with the best interest of its clients.

An adviser may have a number of conflicts that can affect how it votes proxies on behalf of clients. The following are examples of situations where a conflict of interest may exist:

(i)                                     An adviser (or its affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

(ii)                                  An adviser may have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative who serves as a director or executive of a company; or

(iii)                               An adviser believes that a failure to vote in favor of management’s recommendations may harm the adviser’s relationship with the company.

Advisers Act Rule 206(4)-6 was designed to prevent material conflicts of interest from affecting the manner in which advisers vote clients’ proxies.

Requirement:  As stated above an adviser has a fiduciary duty to exercise its voting authority in a manner consistent with the best interest of its clients.  Under the Employment Retirement Income Security Act of 1974 (“ERISA”), an adviser must adhere to similar fiduciary standards and responsibilities with respect to all accounts that are subject to ERISA.

Advisers Act Rule 206(4)-6 makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Act for an Adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy:

I.                                                                                                                      Voting Authority

Each investment management agreement shall specify that PNC Capital Advisors, LLC (“PCA”) shall be responsible for voting proxies for its clients unless, by agreement with PCA, the client or another party, such as a trustee or named fiduciary, has expressly reserved the authority to vote proxies for the client’s account.

With respect to securities over which PCA has voting authority:

A.                                    PCA shall cast the proxy votes in a manner consistent with the best interest of its clients; and

B.                                    PCA may refrain from casting a vote in certain circumstances where:  (i) the firm believes that refraining from voting is in the best interests of its clients; (ii) a client directs PCA to refrain from voting with respect to that client’s securities; or (iii) casting the vote would be unduly burdensome.

II.                                                                                                           Proxy Voting Guidelines and Procedures

PCA’s Proxy Voting Committee (the “Committee”) shall adopt and implement written proxy voting policies and procedures that are reasonably designed to ensure that PCA votes proxies in the best interest of its clients.  PCA’s Proxy Voting Procedures include an attachment of guidelines used by PCA to vote certain matters, (the “Guidelines”). At a minimum, the Guidelines shall address how PCA will vote proxies (or what factors it will take into consideration) when voting on matters, such as: (i) changes in corporate governance structures; (ii) adoption or amendments to compensation plans (including stock options); (iii) matters involving social issues or corporate responsibility; and, (iv) matters related to mutual funds, such as approval of advisory contracts, distribution plans (“12b-1 plans”), and mergers.  PCA’s Proxy Voting Procedures shall also include a provision on how the Firm identifies, and seeks to avoid or mitigate material conflicts of interest related to proxy voting.

The Committee may, from time to time, request information from PCA Investment Teams to assist the Committee in determining how to vote on a particular issue.  Any unsolicited attempt by any employee, officer, or director of PCA or its Affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action may be considered a breach of PCA Code of Ethics. The Committee shall determine whether such action must be reported to PNC Legal.

III.                                                                                                      Conflicts of Interest

The Committee shall seek to identify material conflicts of interest during the voting process, and take steps to avoid or manage those conflicts.  The Committee shall document any actions taken to avoid or manage the conflict of interest.

A.                                    Identifying Conflicts

Committee members shall disclose to the Committee any conflicts of interest in which they believe would impair their independence or judgment in deciding how to vote proxies.  The Committee may determine, at its discretion, whether additional action is necessary to determine whether Committee members may have conflicts of interests that would affect their ability to vote proxies in the best interest of the clients.

B.                                    Managing Conflicts Generally

If the Committee identifies a particular and material conflict of interest during the voting process, the Committee shall either:  (i) defer to the voting recommendation of an independent third-party provider of proxy services; (ii) ask an independent fiduciary to vote the proxy; or (iii) disclose the conflict to the client and vote the proxy according to the client’s instructions.

C.                                    Managing Conflicts Specific to Committee Members

If the Committee identifies a particular and material conflict of interest related to a specific Committee member, the Committee shall exclude the Committee member from voting on a particular issue or issues.

D.                                    Managing Conflicts Specific to Trustees of PNC Funds and PNC Advantage Funds (the “Funds”)

The Committee shall maintain a list of public companies for which a Trustee of the Funds serve as a member of the board of directors, or with respect to which a Trustee is known to have an actual conflict of interest. If the Committee identifies a particular and material conflict of interest related to a specific Trustee, the Committee shall either: (i) defer to the voting recommendation of an independent third party provider of proxy services; (ii) ask an independent fiduciary to vote the proxy; (iii) disclose the conflict to the client and vote the proxy according to the client’s instructions; or (iv) take such other action as the committee deems necessary or appropriate to reasonably address and/or mitigate such conflict(s).

E.                                     Managing Conflicts Specific to Voting Shares of the Funds

If a PCA client owns shares in PNC Funds and/or PNC Advantage Funds (e.g., the Target Date Funds), the Committee will vote in the same proportion as the votes of the other shareholders of the underlying fund. This is known as “echo voting” and is designed to avoid any potential for a conflict of interest. This same process will be followed with respect to any PNC Funds and PNC Advantage Funds owning shares in other PNC Funds and PNC Advantage Funds.

IV.                                                                                                             Client Disclosures

PCA shall make the following disclosures required under Rule 206(4)-6 in PCA’s Form ADV, Part 2:

A.                                    A description of PCA’s proxy voting procedures to its clients;

B.                                    Instructions on how clients may obtain a copy of PCA’s proxy voting procedures on request; and

C.                                    Instructions on how clients may obtain information on how PCA voted their proxies.

References to Related Policies & Procedures:

PCA

Policy 602:  Record Retention

Policy 801:  Form ADV Amendments and Delivery

Proxy Voting Procedures

PCA Proxy Guidelines

PNC/PNC Advantage Funds

Funds’ policies relating to Proxy Voting

Proxy Voting Committee Procedures

Overview: The following procedures were designed to provide guidance to PNC Capital Advisors, LLC’s (“PCA”) Proxy Voting Committee (“Committee”) regarding key processes and responsibilities of the Committee and to ensure that the Committee meets its responsibility to clients in connection with the voting of proxies.  PCA is authorized to engage a proxy voting service, Institutional Shareholder Services, Inc. (referred to as “ISS” or the “Service”), to assist the Committee in the voting, research, and recordkeeping associated with its proxy voting responsibilities.

PCA Policies:

•                  Section 407: Proxy Voting Policy

Systems:

•                  ISS’s Proxy Exchange

Proxy Voting Guidelines

The Committee has drafted custom proxy voting guidelines (“Guidelines”), attached herein that cover specific ballot issues and describe how PCA will generally vote each matter.

•                  “Routine Matters” are those issues that are addressed in the proxy voting guidelines and include a specific recommendation as to how to vote (e.g., “for”, “against” or “case by case in line with ISS’ recommendation”).

•                  “Refer Items” are those issues in the proxy statement for which the Guidelines are silent, or where the Guidelines state that the item is to be referred to the Committee.(1)

The Committee shall review the Guidelines at least annually and adjust voting directives where needed.

In 2013, the Committee adopted specialized proxy guidelines published by ISS to meet specific client needs. Those guidelines include:

•                  ISS’s “Catholic Faith-Based U.S. Proxy Voting Guidelines” for select PCA socially responsible clients.

•                  ISS’s “Taft-Hartley U.S. Proxy Voting Guidelines” and “Taft-Hartley International Proxy Voting Guidelines” for select PCA clients.

If a client wishes to have their proxy ballots voted according to these specialized policies published by ISS, PCA must receive this request in writing from the client.

(1) Note: In instances when there is a Refer Item where management and ISS’ recommendation are aligned, such item will automatically be voted by ISS according to management’s recommendation (herein referred to as an “Automatic Refer Item”). Updated 8/14

Proxy Handling Procedures

With respect to proxies for which PCA has authority to vote, such votes will be determined by the Committee. The Committee will meet periodically to discuss the proxy votes for upcoming shareholders meetings. So long as a majority of the voting members are present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of a quorum of voting members. The Committee Chair does not have to be part of the voting quorum.

The Committee will appoint one or more Proxy Administrators to assist in the administration of proxy material. The Committee delegates to the Proxy Administrator(s) the duty to review each Refer Item (excluding Automatic Refer Items) and the Service’s recommendations with respect to each issue. The Proxy Administrator(s) is also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee’s instructions. The Proxy Administrator(s) is also responsible for querying the Service on a periodic basis to ensure that all ballots have been voted prior to the designated cut-off date. If an issue is identified where a ballot vote was not voted timely, the issue must be escalated to the Committee Chair and presented to the Committee at the next meeting. If the issue involves a PNC Fund, the Proxy Administrator(s) must also communicate the issue to the Director of Financial Fund Administration.

In the event that a PCA Portfolio Manager wishes to have a proxy item voted in a certain matter, differently than called for under PCA’s then current Guidelines, the issue will be directed to the Committee for review and final determination.

(1) Authority to Vote Proxies

The Committee adopts the Guidelines attached to the Proxy Voting Policy for the separately managed accounts, and the Board of Trustees of the Funds determines whether to adopt such Guidelines for the Funds. The Committee then authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Refer Items (except Automatic Refer Items) will be voted in accordance with the instructions of the Committee. The Committee will decide Refer Items (except Automatic Refer Items) by majority vote of the Committee members, but only in the event a quorum is obtained. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

The Committee will document the rationale for its vote in its minutes for all Refer Items (except Automatic Refer Items). The Proxy Administrator(s) will maintain a record of the proxy voting decisions made by the Committee and this information will be submitted to the Committee for review.

For Refer Items (except Automatic Refer Items), the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

•                  Publicly available information

•                  Research and recommendation provided by the Service

•                  Industry practices

•                  Any special circumstances relating to the company

•                  Advice from portfolio managers or investment professionals

•                  Advice from legal counsel

•                  Market conditions

•                  Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the issuer’s shareholders. In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

•                  Proxy is written in a language other than English and no translation has been provided

•                  Proxy requires overseas travel in order to vote

•                  Securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are de minimis when compared to the company’s total outstanding shares

(2) Conflicts of Interest

A conflict of interest occurs when the interests of PCA, its affiliates and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee seeks to avoid all situations that might lead to a real or apparent material conflict between (i) the interests of PCA, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee’s proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with PCA, including Committee members, responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee’s independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. PCA and the Committee members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. This procedure is meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.  Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly traded company for which an affiliate of PCA provides services, the affiliate’s relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate’s annual revenue.

Identification of Conflicts of Interest: Proxies required to be voted with respect to PCA’s publicly traded companies and PNC Financial Services Group, Inc. (PNC)(2) shall be voted in accordance with the Guidelines with respect to all Routine Matters. Any refer items for PCA’s publicly traded companies and PNC Financial Services Group, Inc. will be voted according to ISS’s recommendation. Refer items for clients who are also public entities follow ISS’s recommendation.  Proxies required to be voted with respect to publicly traded companies of which a Trustee of PNC Funds is member of the board of directors shall be voted in accordance with the Guidelines with respect to all Routine Matters except to the extent that the proxies are required to be voted in accordance with specialized proxy guidelines. Refer items for public entities of which a Trustee of PNC Funds is a member of the board of directors will be voted in accordance with ISS’s recommendation. The list of these publicly traded companies can be found in Appendix A of this procedure.

With respect to PCA’s investment company clients, conflicts may arise involving the investment adviser. In such cases, PCA will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

Affiliated and non-affiliated mutual fund holdings (based on CUSIP) held in the PNC Funds and PNC Funds held in accounts managed by PCA, are voted according to the vote on the street, commonly referred to as echo voting.  Echo voting means ISS will vote shares, on ballots for the companies identified to echo vote, in the same proportion as the votes of the other shareholders. When echo voting occurs, the PNC Funds and PCA clients may split their shares. For example, if the street vote is 55% in favor of a particular ballot item, then 55% of the shares held by the PNC Funds and PCA clients will be voted for the issue while 45% of the shares held will be voted against the issue.

In the event that a Committee member has a conflict of interest that would impair his or her independence or judgment in deciding how to vote, such member should recuse himself or herself from the Committee’s consideration of a particular proxy issue. The Committee may also exclude a Committee member from voting on a

(2)  PNC Capital Advisors, LLC is a registered investment adviser and direct, wholly owned subsidiary of PNC Bank, National Association (“PNC Bank”). PNC Bank is a wholly owned subsidiary of PNC Financial Services Group, Inc.

particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether Committee members may have conflicts of interests that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of PCA, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee’s proxy-voting responsibilities. This may include requesting that employees and officers of PCA and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

(3) Procedure for Verifying Independence of Proxy Voting Service

The Committee shall annually review the services provided by the Service and any other proxy voting and recording service providers (“proxy service providers”) retained by PCA.  The Committee shall conduct such review with a view to determining whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of PCA’s clients.  Among the actions which the Committee may undertake in making such an assessment are:

•                  Review of a proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

•                  Review of a proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and,

•                  Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

On an annual basis, PCA’s Compliance Team shall request from the Service the following items:

•                  A copy of the Service’s written policies and procedures in place to guard against any conflicts of interest; and

•                  A copy of the SSAE 16(3) prepared by an independent public accounting firm regarding the Service.

The items will be reviewed and a summary of such review will be presented to the Committee. In cases where the Committee has concerns that a proxy service provider’s relationship with an issuer may engender conflicts of interests with respect to the proxy voting recommendations made by the proxy service provider, the Committee may request from the proxy service provider information concerning the proxy service provider’s relationship with the issuer.

(4) Recordkeeping

PCA shall retain records relating to the voting of proxies, including:

•                  A copy of this Proxy Voting Procedure;

•                  A copy of each proxy statement received by PCA regarding portfolio securities in PCA client accounts;

•                  A record of each vote cast by PCA on behalf of a client;

•                  A copy of each written client request for information on how PCA voted proxies on behalf of the client account;

(3) An SSAE 16 examination signifies that a service organization has had its controls and security procedures objectives and control activities examined by an independent accounting and auditing firm.

•                  A copy of any written response by PCA to the client; and

•                  All minutes of the Committee setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of the Committee material to a proxy voting decision.

PCA shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements.  PCA shall also maintain at the Service records of proxy votes cast on behalf of PCA’s clients provided that the Service can provide a copy of the documents promptly upon request.

Appendix A

The following is a list of publicly traded companies that are also investment management clients of PCA.

•                  Comcast Corporation (CMCSA)(4)

•                  Quad/Graphics, Inc. (QUAD)(5)

•                  Global Payments Inc. (GPN)(6)

•                  ArcBest Corporation (ARCB)(7)

•                  EPAM Systems, Inc. (EPAM)(8)

•                  UGI Corporation (UGI)

•                  EQT Corporation (EQT)

•                  American International Group (AIG)(9)

•                  National Western Life Group, Inc. (NWLI)

•                  BorgWarner Inc. (BWA)

•                  Under Armour, Inc. (UAA)

•                  Telecommunications Systems (TSYS)(10)

•                  Healthcare Services Group, Inc. (HCSG)(11)

•                  United Therapeutics Corporation (UTHR)(12)

The following is a list of publicly traded companies of which a Trustee of PNC Funds is also a member of the board of directors:

•                  Professionally Managed Portfolios(13)

•                  United States Steel Corporation (X)(14)

•                  Invacare Corporation (IVC)(15)

•                  Care Fusion (CFN)(16)

•                  NantHealth, Inc. (NH)Dover Corporation (DOV)(17)

•                  MBIA Inc, (MBI)(18)

(4)  One Belmont Insurance Co. (“One Belmont”) is an affiliated entity of CMCSA. One Belmont is an investment management client of PCA  and was added on 12/12/13.

(5) QUAD was added on 5/7/14.

(6)  GPN was added on 5/21/14.

(7) ARCB was added on 6/12/14.

(8)  EPAM, UGI, and EQT were added on 12/12/13.

(9)  AIG and NWLI were added on 6/11/15.

(10) TSYS was added on 7/6/15.

(11) HCSG was added

(12) Lung Biotechnology, a wholly owned subsidiary of UTHR, is a PCA client.  Added on 3/29/17.

(13)  As of 6/16/2016 — Trustee Dorothy Berry is the Chairman and Director of Professionally Managed Portfolios.

(14)  As of 6/16/2016 — Trustee John D. Drosdick is a Director of X.

(15)  As of 6/16/2016 — Trustee Dale LaPorte is a Director of IVC.

(16)  As of 6/16/2016 — Trustee Edward Miller is a director of CFN and NH.

(17) As of 6/16/2016 — Trustee Stephen M. Todd is a Director of NH and DOV.

(18) As of 10/10/2016 — Trustee Maryann Bruce is a Director of MBI.

PNC Capital Advisors, LLC

Summary Proxy Voting Guidelines

Last Amended June 22, 2017

1.                                      OPERATIONAL ISSUES

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

•                  Ratifying Auditors

•                  Company name changes

•                  Stock splits

•                  Changing annual meeting date or location

•                  Changing state of incorporation

•                  Changing bylaws or charter that are of a housekeeping nature (updates or corrections)

•                  Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible

The Committee recommends generally voting AGAINST matters such as the following:

•                  Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.

•                  Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable

•                  Approving “other business” when it appears as voting item, when no further details are provided

The Committee recommends generally voting on a CASE-BY-CASE BASIS (19) matters such as the following:

•                  Increasing or decreasing amounts of authorized stock

•                  Changing terms of authorized stock

•                  Changing size of board

2.                                      BOARD OF DIRECTORS

Voting, Board Composition and Control Issues

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict of interest; or (iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:

•                  Confidential voting

•                  Independent Audit Committees

•                  Independent Nominating Committees

•                  Independent Compensation Committees

•                  Requiring information on proponents of shareholder resolutions

(19) “CASE-BY-CASE BASIS” voting correlates to PCA votes on a case-by-case basis in line with Institutional Shareholder Services (“ISS”) recommendation.

•                  Fixing the board size or designating a range for the board size

•                  Repealing classified boards and electing all directors annually

•                  Reduction of the par value of common stock

•                  Implementing a reverse stock split when the number of authorized shares will be proportionately reduced

•                  Implementing a reverse stock split to avoid delisting

•                  Instituting open-market share repurchase plans in which all shareholders may participate on equal terms

•                  Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee

•                  Shareholder proposals asking that any future poison pill be put to a shareholder vote.

•                  Proposals to lower supermajority voting requirements.

•                  Management proposals requiring a majority for election of directors.

The Committee recommends generally voting on a CASE-BY-CASE BASIS(20) matters such as the following;

•                  Election of Directors in a non-contested election generally vote FOR the election of Directors except in circumstances where issues or practices relating to Board accountability and/or responsiveness arise.

•                  Management proposals to ratify a poison pill

•                  Management and Shareholder proposals for proxy access.

•                  Shareholder proposals requiring a majority for election of directors

The Committee recommends voting FOR Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (Placing blocks of securities with friendly third parties).

The Committee recommends a vote AGAINST:

•                  Classifying the board

•                  “Fair Price” provisions requiring greater than a majority vote of all shares.

•                  Proposals requiring supermajority voting

•                  Proposals to eliminate cumulative voting(21)

•                  Proposals to provide shareholders with the ability to act by written consent

•                  Repricing of “underwater” options

•                  Shareholder proposals to impose a mandatory retirement age for outside directors

•                  Shareholder proposals to approve recapitalization plan for all Stock to have one-vote per share

(20)  “CASE-BY-CASE BASIS” voting correlates to PCA voting on a case-by-case basis giving significant weight to ISS’ recommendations.

(21)  The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends a vote on a CASE-BY-CASE-BASIS:

•                  Creation of “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•                  Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

•                  Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder

•                  Creation of Blank check preferred stock

•                  Preemptive rights

•                  Proposals giving shareholders the right to call special meetings

•                  Age or term limits for directors

•                  Proposals to separate the Chairman and CEO positions

•                  Greenmail

•                  Limiting shareholders’ right to act by written consent

•                  Proposals for the same person to hold both Chairman and CEO positions

•                  Required representation of specific gender, race, or interest groups on board

•                  Election of censors (primarily noted in French companies)(22)

•                  Election of statutory auditors (primarily noted in Japanese companies)(23)

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR:

•                  Restoring shareholder ability to remove directors with or without cause.

•                  Permitting shareholders to elect directors to fill board vacancies.

•                  Requiring that a majority or more of directors be independent.

The Committee recommends voting AGAINST:

•                  Eliminating entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•                  Shareholder proposals requiring two candidates per board seat.

•                  Allowing only continuing directors may elect replacements to fill board vacancies.

•                  Proposals that directors may be removed only for cause.

•                  Shareholder proposals to limit the tenure of outside directors.

•                  Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

(22)  Policy changes implemented at ISS June 4, 2012.

(23)  Policy changes implemented at ISS September 12, 2012.

Proxy Contests

The election of directors in a contested election will be a REFER item sent to the Committee to evaluate on a case -by-case basis.

Succession Planning

Proposals seeking disclosure on a CEO succession planning policy will be voted IN LINE WITH MANAGEMENT(24).

Establish Other Board Committee

Shareholder proposals to establish a new board committee will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Exclusive Venue

Management proposals designating an exclusive venue for adjudicating legal matters will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Environment, Sustainability, and Consumer Issues

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further environmental and sustainability issues by:

•                  Requiring a director nominee with environmental experience; or

•                  Proposals aimed at requiring increased board oversight of sustainability issues.

3.                                      MERGERS AND CORPORATE RESTRUCTURINGS

Appraisal Rights

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

Golden Parachutes

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to approve the company’s golden parachute compensation in an acquisition, merger, consolidation, or proposed sale.

Mergers & Acquisitions

The Committee will have each merger and acquisition sent to the Committee as a REFER item.

Reorganization / Restructuring Plan

Proposals to common shareholders on bankruptcy plans of reorganization will be sent to the Committee as a REFER item.

Asset Sales

Asset Sales will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case-by case-basis.

(24) Policy changes implemented at ISS September 12, 2012.

Spin Offs

Spin Offs will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case—by-case basis.

Scheme of Arrangement

Scheme of Arrangements will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Related-Party Transactions (“RPTs”)

Shareholder approval of RPTs will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Adjourn Meeting

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to adjourn a meeting.

4.                                      STATE OF INCORPORATION

Control Share Acquisition Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Control Share Cashout Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Designation of Exclusive Forum for Resolution of Certain Disputes

Generally, the Committee recommends voting FOR proposals designating Delaware as exclusive forum for litigation, and, in the event a different jurisdiction is designated, will REFER proposals for the Committee’s review.

Disgorgement Provisions

The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Generally, the Committee recommends voting CASE-BY-CASE fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

Stakeholder Provisions

The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5.                                      EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation on:

•                  Stock option plans

•                  Restricted stock bonus plans

•                  Director stock ownership proposals

•                  Executive compensation proposals

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Management Say on Pay.

Say-On-Pay Frequency Vote

The Committee recommends voting FOR annual advisory votes on compensation.

Claw-back Provision (Compensation Recovery Policies)

The Committee generally favors voting on a CASE-BY-CASE BASIS shareholder proposals requesting adoption of policy that seeks to recoup bonuses/awards in the event of a significant negative restatement of financial results. The Committee recommends considering, on a case-by-case basis, such shareholder proposals if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy.

Stock Plans in Lieu of Cash

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

Director Retirement Plans

The Committee recommends voting AGAINST retirement plans for non-employee directors.

The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Purchase Plans

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value

•                  Offering period is 27 months or less, and

•                  Potential voting power dilution (VPD) is ten percent or less.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (“ESOP”s)

The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.

The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

The Committee recommends voting FOR shareholder proposals that require management to adopt an advisory vote of shareholders for compensation practices.

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Shareholder Say on Pay.(25)

Golden Coffins / Executive Death Benefits

The Committee recommends voting on a CASE-BY-CASE BASIS proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

(25) Shareholder Say on Pay implemented at ISS on May 14, 2012.

Hold Equity Past Retirement or for a Significant Period of Time

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans.

Supplemental Executive Retirement Plans (“SERP”s)

Shareholder proposals requesting extraordinary benefits contained in SERP agreements are put to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Tax Gross-Up Proposals

Proposals that seek to adopt a policy of not providing tax gross-up payments to executives will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Elimination of Acceleration of Equity

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

Golden and Tin Parachutes

The Committee recommends voting on a CASE-BY-CASE BASIS executive severance agreements (golden parachutes) triggered by a change in control if the following conditions are met: the benefit does not exceed relevant IRS guidelines, which are currently an amount equal to three times an executive’s annual compensation (salary and bonus), and the benefit has been approved by the company’s compensation committee.

Environment, Sustainability, and Consumer Issues

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further environmental and sustainability issues by: Requests to include sustainability as a performance measure for senior executive compensation or assess the feasibility of including such measure.

6.                                      SOCIAL ISSUES

As a general matter, for proposals on social issues, in instances when management and ISS’ recommendation are aligned, the committee will vote in accordance with management’s recommendation.

Animal Welfare

Generally vote AGAINST requests for reports on issues of animal welfare and associated risks including:

•                        Report on risks associated with the use of battery cages in supply chain;

•                        Report on risks associated with the use of caged chickens in supply chain; or

•                        Report on risks associated with the use of gestation crates in supply chain.

Consumer Issues and Public Safety

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

•                  Requiring reports that go beyond standard industry practice including, but not limited to:

•                  Requiring reports on gender pay gap; and

•                  Requiring reports on human rights risk assessments.

However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor track record regarding gender equality or human rights, such as violations of federal and state regulations regarding.

•                  Restricting the company’s ability to do business in any location or with any particular group.

•                  Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.                                      ENVIRONMENTAL AND SUSTAINABILITY

As a general matter, for proposals on environmental and sustainability issues, in instances when management and ISS’ recommendation are aligned, the committee will vote in accordance with management’s recommendation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Generally vote AGAINST proposals requesting reports on potential environmental impacts and risks including:

•                  Report of food waste management; and

•                  Report on biomass carbon footprint and assess risks.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor environmental track record, such as violations of federal and state regulations.

Generally vote AGAINST proposals to adopt quantitative carbon dioxide or greenhouse gas (“GHG”) goals for products and/or operations.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s hydraulic fracturing operations, unless the report is duplicative of the company’s current disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Generally vote FOR proposals to report on an existing recycling program.

Generally vote AGAINST proposals to assess the environmental impact of non-recyclable packaging.

Proposals requesting the adoption of recycling programs will be a REFER item sent to the Committee to evaluate on a case-by-case basis.

Water Issues

Generally vote AGAINST proposals requesting the implementation of a water quality stewardship policy.

8.                                      GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities, and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company

The Committee recommends voting AGAINST proposals to improve the disclosure of a company’s political contributions and trade association spending.

Lobbying

The Committee recommends voting AGAINST proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities.

9.                                      LABOR STANDARDS AND HUMAN RIGHTS

China Principles

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to implement the China Principles unless:

•                  There are serious controversies surrounding the company’s China operations, and

•                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

10.                               MILITARY BUSINESS

Foreign Military Sales/Offsets

The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear Weapons

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

11.                               WORKPLACE DIVERSITY

Board Diversity

The Committee recommends voting on a CASE-BY-CASE BASIS reports on the company’s efforts to diversify the board, unless:

•                  The board composition is reasonably inclusive in relation to companies of similar size and business or

•                  The board already reports on its nominating procedures and diversity initiatives.

Equal Employment Opportunity (“EEO”)

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s affirmative action initiatives unless all of the following apply:

•                  The company has well-documented equal opportunity programs

•                  The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has no recent EEO-related violations or litigation.

The Committee recommends voting on a CASE-BY-CASE BASIS proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•                  The composition of senior management and the board is fairly inclusive;

•                  The company has well-documented programs addressing diversity initiatives and leadership development;

•                  The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

•                  The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

12.                               MUTUAL FUND PROXIES

Approve New Classes or Series of Shares

The Committee recommends voting FOR the establishment of new classes or series of shares.

Change Fundamental Investment Objective to Nonfundamental

The Committee recommends voting AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series.

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust.

•                  Removal of shareholder approval requirement to make material changes to the fund’s management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract.

•                  Removal of shareholder approval requirement to change the domicile of the fund.

Authorize the Board to Hire and Terminate Sub-advisors Without Shareholder Approval

The Committee recommends voting FOR proposals authorizing the board of a registered investment company to hire/terminate sub-advisers without shareholder approval when the registered investment company has applied for or received exemptive relief from the SEC.

PNC FUNDS

FORM N-1A

PART C - OTHER INFORMATION

Item 28.     Exhibits.

(a)

Agreement and Declaration of Trust dated August 25, 2009 is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement filed on December 31, 2009 (“PEA No. 87”).

(b)	Bylaws of Registrant are incorporated herein by reference to Exhibit (b) to PEA No. 87.

(c)	See Article III and Article V of Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a) to PEA No. 87.

(d)(1)

Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and the Registrant, on behalf of the Balanced Allocation Fund, International Equity Fund, Large Cap Core Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund, Small Cap Fund, Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, Ultra Short Bond Fund, Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund, Maryland Tax Exempt Bond Fund, Tax Exempt Limited Maturity Bond Fund, Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement filed on July 30, 2010 (“PEA No. 88”).

(d)(2)

Amendment dated September 28, 2012 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 97 to Registrant’s Registration Statement filed on July 29, 2013 (“PEA No. 97”).

(d)(3)

Amendment dated December 30, 2013 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 102 to Registrant’s Registration Statement filed on December 27, 2013 (“PEA No. 102”).

(d)(4)

Amendment dated August 27, 2014 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement filed on September 26, 2014 (“PEA No. 104”).

(d)(5)

Amendment dated February 29, 2016 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 116 (“PEA No. 116”).

(d)(6)	Amendment dated March 31, 2017 to Advisory Agreement dated January 4, 2010 between PNC

Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 121 (“PEA No. 121”).

(d)(7)

Amendment dated September 28, 2017 to Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed on September 27, 2017 (“PEA No. 125”).

(d)(8)

Sub-Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and Polaris Capital Management, LLC with respect to the PNC International Equity Fund is incorporated herein by reference to Exhibit (d)(2) to PEA No. 88.

(d)(9)	Expense Limitation Agreement dated September 29, 2017 between Registrant and PNC Capital Advisors, LLC is incorporated herein by reference to Exhibit (d)(9) to PEA No. 125.

(d)(9)	Expense Limitation Agreement dated [ ] between Registrant and PNC Capital Advisors, LLC to be filed by subsequent amendment.

(e)(1)

Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 95 to Registrant’s Registration Statement filed on July 7, 2012 (“PEA No. 95”).

(e)(2)

Amendment dated September 28, 2012 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(2) to PEA No. 97.

(e)(3)

Amendment dated December 30, 2013 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(3) to PEA No. 102.

(e)(4)

Amendment dated April 28, 2015 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(4) to Post-Effective Amendment No. 107 to Registrant’s Registration Statement filed on April 27, 2015 (“PEA No. 107”).

(e)(5)

Amendment dated August 28, 2015 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 111 to Registrant’s Registration Statement filed on August 28, 2015 (“PEA No. 111”).

(e)(6)

Amendment dated February 29, 2016 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(6) to PEA No. 116.

(e)(7)

Amendment dated March 31, 2017 to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(7) to PEA No. 121.

(e)(8)	Novation of Distribution Agreement among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (e)(8) to PEA No. 121.

(e)(7)	Amendment dated [ ] to the Distribution Agreement dated July 2, 2012 among Registrant, PNC Advantage Funds and PNC Funds Distributor, LLC to be filed by subsequent amendment.

(f)	None.

(g)(1)

Amended and Restated Custodian Services Agreement between Registrant and BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) dated June 30, 2010 is incorporated herein by reference to Exhibit (g) to PEA No. 88.

(g)(2)

Amendment dated September 28, 2012 to the Amended and Restated Custodian Services Agreement between Registrant and The Bank of New York Mellon (formerly, PFPC Trust Company) is incorporated herein by reference to Exhibit (g)(2) to PEA No. 97.

(h)(1)

Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), dated June 30, 2010 is incorporated herein by reference to Exhibit (h)(1) to PEA No. 88.

(h)(2)

Money Market Fund Services Amendment to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. dated July 31, 2011 is incorporated herein by reference to Exhibit (h)(2) to PEA No. 95.

(h)(3)

Amendment dated September 28, 2012 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(3) to PEA No. 97.

(h)(4)

Amendment dated February 28, 2013 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(4) to PEA No. 97.

(h)(5)

Amendment dated December 30, 2013 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(5) to PEA No. 102.

(h)(6)

Amendment dated September 23, 2014 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(6) to PEA No. 104.

(h)(7)

Amendment dated February 29, 2016 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(7) to PEA No. 116.

(h)(8)

Amendment dated March 31, 2017 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(8) to PEA No. 125.

(h)(9)

Amendment dated May 26, 2017 to the Co-Administration and Accounting Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(9) to PEA No. 125.

(h)(10)

Amended and Restated Money Market Fund Services Amendment dated as of April 14, 2016 to Co-Administration and Account Services Agreement among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 118 to Registrant’s Registration Statement filed on September 28, 2016 (“PEA No. 118”).

(h)(11)

Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), dated June 30, 2010, is incorporated herein by reference to Exhibit (h)(2) to PEA No. 88.

(h)(12)

Amendment dated September 28, 2012 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated June 30, 2010 is incorporated herein by reference to Exhibit (h)(6) to PEA No. 97.

(h)(13)

Amendment dated December 30, 2013 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(8) to PEA No. 102.

(h)(14)

Amendment dated February 29, 2016 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(11) to PEA No. 116.

(h)(15)

Amendment dated March 31, 2017 to the Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(15) to PEA No. 125.

(h)(16)

Amended and Restated Shareholder Services Plan adopted by the Board of Trustees on August 26, 2015 related to A Shares, C Shares, R Shares, R4 Shares, R5 Shares and Advisor Shares is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 113 to Registrant’s Registration Statement filed on September 25, 2015.

(h)(17)

Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co., dated August 24, 2011, is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement filed on July 13, 2012.

(h)(18)	Amendment dated May 10, 2013 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(9) to PEA No. 97.

(h)(19)	Amendment dated December 30, 2013 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(12) to PEA No. 102.

(h)(20)	Amendment dated February 27, 2014 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(14) to PEA No. 104.

(h)(21)	Amendment dated March 11, 2015 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(15) to PEA No. 107.

(h)(22)	Amendment dated February 29, 2016 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(18) to PEA No. 116.

(h)(23)	Amendment dated May 17, 2016 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(20) to PEA No. 118.

(h)(24)	Amendment dated October 16, 2016 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(23) to PEA No. 121.

(h)(25)	Amendment dated January 20, 2017 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(24) to PEA No. 121.

(h)(26)	Amendment dated April 10, 2017 to the Securities Lending Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(26) to PEA No. 125.

(i)(1)	Opinion of Drinker Biddle & Reath LLP dated December 31, 2009 with respect to validity of shares is incorporated herein by reference to Exhibit (i)(1) to PEA No. 87.

(i)(2)

Opinion of Ropes & Gray LLP dated September 28, 2012 with respect to validity of shares of PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund and PNC Retirement Income Fund is incorporated herein by reference to Exhibit (i)(2) to PEA No. 95.

(i)(3)

Opinion of Smith, Katzenstein & Jenkins, LLP dated December 26, 2013 with respect to validity of shares of PNC Mid Cap Index Fund and PNC Small Cap Index Fund, and validity of Class R4 and Class R5 shares of PNC S&P 500 Index Fund is incorporated herein by reference to Exhibit(i)(3)to PEA No. 102.

(i)(4)

Opinion of Smith, Katzenstein & Jenkins, LLP dated April 27, 2015 with respect to validity of Class T shares of PNC Balanced Allocation Fund, PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund is incorporated herein by reference to Exhibit (i)(4) to PEA No. 107.

(i)(5)

Opinion of Smith, Katzenstein & Jenkins, LLP dated August 28, 2015 with respect to validity of Advisor Class Shares of PNC Government Money Market Fund is incorporated herein by reference to Exhibit (i)(5) to PEA No. 111.

(i)(6)

Opinion of Smith, Katzenstein & Jenkins, LLP dated February 23, 2015 with respect to validity of Class A, Class I and Class R Shares of PNC International Growth Fund is incorporated herein by reference to Exhibit (i)(6) to PEA No.116.

(i)(7)

Opinion of Smith, Katzenstein & Jenkins, LLP dated September 28, 2016 with respect to validity of Class C Shares of PNC Multi-Factor Small Cap Core Fund is incorporated herein by reference to Exhibit (i)(7)to PEA No.118.

(i)(8)

Opinion of Smith, Katzenstein & Jenkins, LLP dated March 21, 2017 with respect to validity of Class A, Class I, and Class R of PNC Emerging Markets Equity Fund is incorporated herein by reference to Exhibit (i)(8) to PEA No. 121.

(i)(8)

Opinion of counsel dated [ ] with respect to validity of Class R6 shares of PNC International Equity Fund, PNC Multi-Factor Small Cap Core Fund and PNC Multi-Factor Small Cap Growth Fund, to be filed by subsequent amendment.

(j)(1)	Consent of Independent Registered Public Accounting Firm, to be filed by subsequent amendment.

(j)(2)	Consent of Ropes & Gray LLP, to be filed by subsequent amendment.

(k)	None.

(l)(1)

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. dated January 28, 1986 is incorporated herein by reference to Exhibit (l)(1) to Post-Effective Amendment No. 48 to Registrant’s Registration Statement filed on October 6, 1999 (“PEA No. 48”).

(l)(2)

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio dated July 19, 1988 is incorporated herein by reference to Exhibit (l)(2) to PEA No.48.

(l)(3)

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio (Trust), dated October 17, 1989 is incorporated herein by reference to Exhibit (l)(3)to PEA No. 48.

(l)(4)

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Growth Portfolio and Bond Portfolio, dated December 20, 1989 is incorporated herein by reference to Exhibit (l)(4) to PEA No. 48.

(l)(5)

Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Bond Portfolio, dated January 5, 1990 is incorporated herein by reference to Exhibit (l)(5) to PEA No. 48.

(l)(6)

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Limited Maturity Bond Fund (formerly known as the Enhanced Income Fund), dated July 5, 1994 is incorporated herein by reference to Exhibit (1)(6) to PEA No. 48.

(l)(7)

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994 is incorporated herein by reference to Exhibit (l)(7) to PEA No. 48.

(l)(8)

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Small Cap Value Fund (formerly known as the Mid Cap Regional Equity Portfolio), dated July 25, 1994 is incorporated herein by reference to Exhibit (l)(8)to PEA No.48.

(l)(9)

Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994 is incorporated herein by reference to Exhibit (l)(9) to PEA No. 48.

(l)(10)	Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Bond Fund is incorporated herein by reference to Exhibit (l)(10) to PEA No. 48.

(l)(11)

Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to Registrant’s Registration Statement filed on April 11, 1997 (“PEA No. 33”).

(l)(12)

Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

(l)(13)	Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(l) to PEA No. 33.

(l)(14)

Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

(l)(15)

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Core Equity Fund is incorporated herein by reference to Exhibit 13(n) to Registrant’s Registration Statement filed on September 30, 1997 (“PEA No. 36”).

(l)(16)

Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U — Special Series 1) is incorporated herein by reference to Exhibit (l)(16) to Registrant’s Registration Statement filed on July 18, 2000 (“PEA No. 52”).

(l)(17)

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Equity Index Fund is incorporated herein by reference to Exhibit (1)(17) to Registrant’s Registration Statement filed on September 29, 2000 (“PEA No. 53”).

(l)(18)	Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Real Return Advantage Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 33.

(l)(19)	Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

(l)(20)	Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit (1)(20) to PEA No. 53.

(l)(21)	Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Balanced Allocation Fund is incorporated herein by reference to Exhibit (l)(21) to PEA No. 53.

(l)(22)	Purchase Agreement dated September 14, 1998 between Registrant and SEI Investments

Distribution Co. with respect to the Ohio Municipal Money Market Fund (Class BB and Class BB — Special Series 1) is incorporated herein by reference to Exhibit (l)(22) to PEA No. 52.

(l)(23)

Purchase Agreement dated April 9, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z - Special Series 2) and the National Tax-Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2) is incorporated herein by reference to Exhibit (l)(23) to PEA No. 52.

(l)(24)

Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U) is incorporated herein by reference to Exhibit (l)(24) to PEA No. 52.

(l)(25)

Purchase Agreement dated January 2, 1998 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Intermediate Bond and Bond Funds is incorporated herein by reference to Exhibit (l)(25) to PEA No. 52.

(l)(26)

Purchase Agreement dated January 11, 2000 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Equity Index, Total Return Advantage, Enhanced Income and GNMA Funds and Special Series 3 Shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Tax Managed Equity, Equity Index, Enhanced Income, Total Return Advantage, GNMA, Intermediate Bond, Bond, National Tax-Exempt Bond, Ohio Tax-Exempt Bond and Pennsylvania Municipal Bond Funds is incorporated herein by reference to Exhibit (1)(26) to PEA No. 53.

(l)(27)

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit (l)(28) to Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on April 12, 2002.

(l)(28)

Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small/Mid Cap Value Fund is incorporated herein by reference to Exhibit (l)(29) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement filed on July 30, 2002.

(l)(29)

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Allegiant High Yield Bond Fund dated April 29, 2008 is incorporated herein by reference to Exhibit (1)(29) to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 29, 2008.

(l)(30)

Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (l)(31) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement filed on June 21, 2002.

(l)(31)

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Armada Small Cap Core Fund is incorporated herein by reference to Exhibit (l)(31) to Post-Effective Amendment No. 79 to Registrant’s Registration Statement filed on September 28, 2007.

(l)(32)

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Allegiant Multi-Factor Small Cap Core Fund, Allegiant Multi-Factor Small Cap Growth Fund and Allegiant Multi-Factor Small Cap Value Fund is incorporated herein by reference to Exhibit (l)(34) to Post-Effective Amendment No. 76 to Registrant’s Registration Statement filed on September 28, 2005.

(l)(33)

Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Tax Exempt Limited Maturity Bond Fund and Maryland Tax Exempt Bond Fund, respectively, is incorporated herein by reference to Exhibit (l)(33) to Post-Effective Amendment No. 90 to Registrant’s Registration Statement filed on July 29, 2011.

(l)(34)	Purchase Agreement between Registrant and sole shareholder of the Registrant at its inception dated August 25, 2009 is incorporated herein by reference to Exhibit (l)(34) to PEA No. 87.

(l)(35)

Purchase Agreement between Registrant and sole shareholder of the Registrant, with respect to PNC International Growth Fund, at its inception dated February 29, 2016 is incorporated herein by reference to Exhibit (l)(35) to PEA No. 125.

(l)(36)

Purchase Agreement between Registrant and sole shareholder of the Registrant, with respect to PNC Emerging Markets Equity Fund, at its inception dated March 31, 2017 is incorporated herein by reference to Exhibit (l)(36) to PEA No. 125.

(m)(1)	C Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 58 to Registrant’s Registration Statement filed on September 28, 2001.

(m)(2)

Amended and Restated Service and Distribution Plan for the A Share Class is incorporated herein by reference to Exhibit (m)(8) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on September 28, 2009.

(m)(3)	Distribution Plan for Class T Shares is incorporated herein by reference to Exhibit (m)(3) to PEA No. 107.

(n)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System is incorporated herein by reference to Exhibit (n)(1) to PEA No. 111.

(n)	Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System, to be filed by subsequent amendment.

(o)

Powers of Attorney with respect to Registrant for Stephen M. Todd, Dorothy A. Berry, John G. Drosdick, Edward D. Miller, M.D., L. White Matthews, III, Jennifer E. Spratley, John F. Kernan, Thomas R. Rus, Maryann Bruce and Mark Hancock are incorporated herein by reference to Exhibit (o) to PEA No. 125.

(p)(1)	Combined Personal Trading Code of Ethics of PNC Capital Advisors, LLC, PNC Funds and PNC Advantage Funds is incorporated herein by reference to Exhibit (p)(1) to PEA No. 97.

(p)(2)	Code of Ethics of Polaris Capital Management, LLC is incorporated herein by reference to Exhibit (p)(2) to PEA No. 104.

(p)(3)	Code of Ethics of PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit

(p)(3) to PEA No. 104.

Item 29.     Persons Controlled By or Under Common Control with Registrant.

The following entities may be considered to be under common control with the Registrant at the time of this filing:

PNC Advantage Funds; and

International Growth Fund, L.P.

(each organized under the laws of Delaware and each files separate financial statements)

PNC Advantage Funds has a Board of Trustees that is identical in composition to the Board of Trustees of the Registrant. PNC IG Fund GP, LLC is the general partner of International Growth Fund, L.P., PNC Capital Advisors, LLC serves as the investment adviser for the Registrant and each of the entities listed above.  PNC Capital Advisors, LLC’s parent company, PNC Bank, National Association (“PNC Bank”), may be deemed to be the beneficial owner of one or more series of the Registrant and the entities listed above, for purposes of the federal securities laws, because PNC Bank possesses sole or shared voting power in excess of 25% of the voting securities of certain series of the Registrant and the entities listed above.  PNC Bank does not, however, have any economic interest in such voting securities, which are held solely for the benefit of its customers. PNC Bank is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), a financial holding company regulated by the Board of Governors of the Federal Reserve System.  In addition, as of September 21, 2017, PNC Investment Company, LLC, a wholly-owned subsidiary of PNC, owned 58.57% and 99.70% of PNC International Growth Fund and PNC Emerging Markets Equity Fund (each a series of the Registrant) respectively.

Item 30.     Indemnification.

Article VII of the Registrant’s Agreement and Declaration of Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations.  The Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 28(a).

The Advisory Agreement provides that the investment adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from a breach of its fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser or from reckless disregard by the investment adviser of its obligations or duties under the Advisory Agreement.  The Advisory Agreement is incorporated herein by reference to Exhibit (d)(1) to PEA No. 88, and the amendments to such agreement are incorporated herein by reference to Exhibit (d)(2) to PEA No. 97, Exhibit (d)(3) to PEA No. 102, Exhibit (d)(4) to PEA No. 104, Exhibit (d)(5) to PEA No. 116 and Exhibit (d)(6) to this registration statement.

Indemnification of Registrant’s principal underwriter, custodian, administrators and transfer agent is provided for in Section 10 of the Distribution Agreement incorporated herein by reference to Exhibit (e)(1) to PEA No. 95, and the amendments to such agreement are incorporated herein by reference to Exhibit (e)(2) to PEA No. 97, Exhibit (e)(3) to PEA No. 102, Exhibit (e)(4) to PEA No. 107, Exhibit (e)(5) to PEA No. 111, Exhibit (e)(6) to PEA No. 116 and Exhibit (e)(7) to this registration statement; Section 12 of the Amended and Restated Custodian Services Agreement incorporated herein by reference to Exhibit (g)(1) to PEA No. 88, and the amendments to such agreement are incorporated herein by reference to Exhibit (g)(2) to PEA No. 97 and Exhibit (g)(3) to this registration statement; Section 11 of the Co-Administration and Accounting Services Agreement incorporated herein by reference to Exhibit (h)(1) to PEA No. 88, and the amendments to such agreement incorporated herein by reference to Exhibit (h)(2) to PEA No. 95, Exhibit (h)(3) and Exhibit (h)(4) to PEA No. 97, Exhibit (h)(5) to PEA No. 102, Exhibit (h)(6) to PEA No. 104, Exhibit (h)(7) to PEA No. 116 and Exhibit (h)(8) to this registration statement; and Section 12 of the Transfer Agency Services Agreement incorporated herein by reference to Exhibit (h)(7) to PEA No. 88, and the amendments to such agreement are incorporated herein by reference to Exhibit (h)(6) to PEA No. 97, Exhibit (h)(8) to PEA No. 102, Exhibit (h)(11) to PEA No. 116 and Exhibit (h)(13) to this registration statement, respectively.

Registrant has obtained from a major insurance carrier a Trustee’s and Officer’s liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of the duties involved in the conduct of his or her office or under his or her agreement with Registrant.

Item 31.     Business and Other Connections of Investment Adviser.

(a)         Investment Adviser:  PNC Capital Advisors, LLC (the “Adviser”).

The Adviser was formed as a result of the merger of Allegiant Asset Management Company, previously known as National City Investment Management Company (“Allegiant”), and PNC Capital Advisors, Inc.  The Adviser performs investment advisory services for Registrant and certain other investment advisory customers.

Prior to September 30, 2009, Allegiant served as investment adviser to the Funds. Effective January 1, 2009, Allegiant became an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”).  Prior to such date, Allegiant was an indirect wholly owned subsidiary of National City Corporation.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for PNC, the parent company of the Adviser. Set forth below are the names and principal businesses of the directors of the Adviser, who are engaged in any other business, profession, vocation or employment of a substantial nature.  Information as to the directors and certain executive officers of the Adviser is also included in the Adviser’s Form ADV as filed with the SEC (File No. 801-70684) and is incorporated herein by reference.

PNC CAPITAL ADVISORS, LLC

Name and Address	Position with Adviser	Other Business Connections	Type of Business
Mark McGlone One East Pratt Street — 5th Floor Baltimore, MD 21202	Director, President and Chief Investment Officer	President of PNC IG Fund GP, LLC, One East Pratt Street — 5th Floor, Baltimore, MD 21202	General Partner of a Private Fund

Bryan K. Garlock One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222	Director	Executive Vice President & Chief Operating Officer, PNC Bank	Bank

Orlando C. Esposito 1600 Market Street, 3rd Floor Philadelphia, PA 19103	Director	Executive Vice President, PNC Bank; Head of Asset Management Group division of PNC Bank	Bank

Alistair Jessiman 1600 Market Street, 30th Floor Philadelphia, PA 19103	Director	Executive Vice President, PNC Bank; Managing Executive, PNC Asset Management Group division of PNC Bank	Bank

Thomas P. Melcher 1600 Market Street, 30th Floor Philadelphia, PA 19103	Director	Executive Vice President, PNC Bank; Chief Investment Officer, Asset Management Group division of PNC Bank	Bank

(b)         Investment Sub-Adviser:  Polaris Capital Management, LLC (“Polaris”)

The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 121 High Street, 2nd Floor, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Position with Polaris	Other Business Connections	Type of Business
Bernard R. Horn, Jr.	President and Portfolio Manager	N/A	N/A

Kathleen S. Jacobs	Vice President	N/A	N/A

Sumanta Biswas, CFA	Vice President, Assistant Portfolio Manager	N/A	N/A

Lorraine B. Horn	Director	N/A	N/A

Christopher K. McLeod	Director	Managing Partner at Elm Street Ventures and director of Abeome Corporation; Ancera Inc.; Tangen Biosciences, Inc.; and Saphlux, Inc.	Life Science/ Biotech

Item 32.     Principal Underwriter.

Item 32(a)                                      As of September 27, 2017, PNC Funds Distributor, LLC (the “Distributor”) continues to serve as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.              PNC Funds

2.              PNC Advantage Funds

Item 32(b)                                      The following are the Officers and Managers of the Distributor, the Registrant’s underwriter.  The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 100, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)                                       Not applicable.

Item 33.     Location of Accounts and Records.

(a)         PNC Capital Advisors, LLC (the “Adviser”), 1900 East 9th Street, 14th Floor, Cleveland, Ohio, 44114 and One East Pratt Street, 5th Floor, Baltimore, Maryland 21202 and PNC, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to their functions as investment adviser and co-administrator); and PNC, Columbus Plaza, 155 E. Broad Street, Columbus, Ohio 43215 (records relating to former Adviser’s function as investment adviser to the predecessor Parkstone Group of Funds).

(b)         The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809 (Registrant’s Agreement and Declaration of Trust, Bylaws, Minute Books and records relating to its function as co-administrator and transfer agent).

(c)          PNC Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 and 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312  (records relating to its function as distributor).

(d)         Polaris Capital Management, LLC, 121 High Street, 2nd Floor, Boston, Massachusetts 02110 (records relating to its function as sub-adviser to a portion of the assets of the PNC International Equity Fund).

(e)          GE Asset Management Incorporated, 1600 Summer Street, Stamford, Connecticut 06905 (records relating to its function as sub-adviser from January 4, 2010 through October 31, 2013 to a portion of the assets of the PNC International Equity Fund).

(f)           The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286 (records relating to its function as custodian).

Item 34.     Management Services.

                     Inapplicable.

Item 35.     Undertakings.

                     None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 128 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on the 17th of January, 2018.

PNC FUNDS

Registrant

/s/ Jennifer E. Spratley
Jennifer E. Spratley
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 128 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*John G. Drosdick	Trustee and Chairman of the Board	January 17, 2018
John G. Drosdick
*Dorothy A. Berry	Trustee	January 17, 2018
Dorothy A. Berry
*Maryann Bruce	Trustee	January 17, 2018
Maryann Bruce
*Mark Hancock	Trustee	January 17, 2018
Mark Hancock
*Stephen M. Todd	Trustee	January 17, 2018
Stephen M. Todd
*L. White Matthews, III	Trustee	January 17, 2018
L. White Matthews, III
*Edward D. Miller, M.D.	Trustee	January 17, 2018
Edward D. Miller, M.D.
/s/ Jennifer E. Spratley	President	January 17, 2018
Jennifer E. Spratley
/s/ John Kernan	Vice President and Treasurer	January 17, 2018
John Kernan

*By:	/s/ Thomas R. Rus
Thomas R. Rus
Attorney-in-Fact

* Pursuant to powers of attorney dated February 24, 2017 incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A, File No.033-00488, filed on September 27, 2017.